Filed pursuant to Rule 497(e)

1933 Act File No. 333-272430

1940 Act File No. 811-07168

PRESIDENT’S LETTER

Quaker investment trust

261 North University Drive, Suite 520

Ft. Lauderdale, FL 33324

(888) 272-0007

www.ccminvests.com

August 25, 2023

Dear Shareholder:

We are writing to let you know about an important shareholder vote coming up for all classes of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund, each a series of Quaker Investment Trust (“QIT”). A special meeting of shareholders will be held on October 24, 2023, at the offices of QIT at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324. The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund” and together, the “Target Funds”) would be reorganized into the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust (each, a “Reorganization” and together, the “Reorganizations”). Hennessy Advisors, Inc. (“Hennessy Advisors”) is the investment advisor to the Acquiring Fund. Stance Capital, LLC (“Stance Capital”) and Vident Advisory, LLC (“Vident”) serve as sub-advisors to the Acquiring Fund.

The enclosed package contains important information about the proposed Reorganizations. For the Reorganizations to occur, shareholders like you must vote to approve the Agreement and Plan of Reorganization. Approval of the Plan requires the approval of all classes of the CCM Core Impact Equity Fund voting together as a group, and the approval of all classes of the CCM Small/Mid-Cap Impact Value Fund voting together as a group.

If shareholders of a Target Fund approve the applicable Reorganization, the assets of all classes of the Target Fund will be merged into the Acquiring Fund. The Acquiring Fund is a semi-transparent actively-managed exchange traded fund (“ETF”) and its shares are listed and traded on the NYSE Arca, Inc. The Acquiring Fund does not issue multiple classes.

Semi-Transparent Actively-Managed ETF with Portfolio Reference Basket Structure: As noted above, the Acquiring Fund is an actively-managed, semi-transparent ETF. Unlike traditional ETFs, which generally publish their portfolio holdings on a daily basis, the Acquiring Fund discloses a portfolio transparency substitute—the “Portfolio Reference Basket”—and certain related information about the Portfolio Reference Basket relative to the Acquiring Fund’s actual portfolio (“Actual Portfolio”) holdings (the “Portfolio Reference Basket Disclosures”), which are intended to help keep the market price of the Acquiring Fund’s shares trading at or close to the underlying net asset value (“NAV”) per share of the Acquiring Fund. While the Portfolio Reference Basket includes all of the Acquiring Fund’s holdings, it is not the Acquiring Fund’s Actual Portfolio because the holdings will be weighted differently, subject to a minimum weightings overlap of 90% with the Acquiring Fund’s Actual Portfolio at the beginning of each trading day. The Acquiring Fund also discloses the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions (the “Guardrail Amount”). The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day.

The Acquiring Fund is advised by Hennessy Advisors. Founded in 1989, Hennessy Advisors, with assets under management of $2.9 billion as of March 31, 2023, is focused on providing high-quality investment management and shareholder services for the Acquiring Fund. The Reorganizations will shift management oversight responsibility for the Target Funds from Community Capital Management, LLC, the Target Funds’ investment adviser (“CCM”), to Hennessy Advisors, the investment advisor to the Acquiring Fund, and Stance Capital and Vident, the sub-advisors of the Acquiring Fund, and the portfolio managers of the Acquiring Fund will continue to be responsible for the Acquiring Fund after the closing of the Reorganizations. Accordingly, the existing portfolio managers of the Target Funds at CCM will not continue on as portfolio managers of the Acquiring Fund after the closing of the Reorganizations.

The Board of Trustees of QIT evaluated each proposed Reorganization at a Board of Trustees meeting held on April 21, 2023, and following careful analysis and consideration, unanimously approved the Agreement and Plan of Reorganization for each Target Fund and recommends that you vote “FOR” the applicable Agreement and Plan of Reorganization. Please read the enclosed Proxy Statement/Prospectus and related materials carefully, and if you have any questions on the terms of the Reorganizations, please call the Target Funds at (888) 272-0007 (toll-free).

If you are a shareholder of record as of the close of business on July 25, 2023, you are entitled to vote at the special meeting and at any postponements or adjournments thereof. While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy. Whether or not you are planning to attend the special meeting, we ask that you vote your shares for the applicable Reorganization as soon as possible. Voting is easy and can be done in the following ways:

●	Simply complete, sign, and date the enclosed proxy card and return it in the postage prepaid envelope;

●	Call the toll-free telephone number listed on the enclosed proxy card and follow the instructions to vote your shares;

●	Vote via the Internet at the website shown on the enclosed proxy card; or

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●	Vote in person at the special meeting of shareholders.

You may vote over the Internet or by telephone until 11:59 p.m. Eastern Time on October 23, 2023. Votes provided through the mail via a completed traditional proxy card must be received by October 23, 2023. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date; (2) providing timely written notice of revocation to the Target Funds’ Secretary at the Target Funds’ principal executive offices located at 261 North University Drive, Suite 520, Ft. Lauderdale, FL 33324; or (3) attending the special meeting and giving oral notice of your intention to vote in person. If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the special meeting, presenting the completed legal proxy to the Target Funds and voting in person. You should be aware that simply attending the special meeting will not in and of itself constitute a revocation of your proxy.

Thank you for your investment and confidence in the Target Funds.

QUAKER INVESTMENT TRUST

Sincerely,

/s/ Alyssa Greenspan
Alyssa Greenspan
President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganizations described in the Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganizations under the Proxy Statement/Prospectus or determined if the Proxy Statement/Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The enclosed Proxy Statement/Prospectus is dated August 25, 2023, and is first being mailed to shareholders on or about August 25, 2023.

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notice

Quaker investment trust

261 North University Drive, Suite 520

Ft. Lauderdale, FL 33324

(888) 272-0007

www.ccminvests.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD october 24, 2023

A special meeting of shareholders of all classes of each of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of Quaker Investment Trust, a Delaware statutory trust (“QIT”), will be held on October 24, 2023, at 10:00 a.m. local time, at the offices of QIT at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324. At the special meeting, you and the other shareholders of each of the Target Funds will be asked to consider and vote upon the following:

1.	A proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which:

a.	all of the assets of each class of the CCM Core Impact Equity Fund will be transferred to the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust, in exchange for shares of the Acquiring Fund (plus cash in lieu of fractional shares of the Acquiring Fund), which will be distributed pro rata by the CCM Core Impact Equity Fund to its shareholders, and the Acquiring Fund will manage the assets of the CCM Core Impact Equity Fund pursuant to the investment strategy the Acquiring Fund was operating under prior to the Reorganization and assume all of the CCM Core Impact Equity Fund’s liabilities; and

b.	all of the assets of each class of the CCM Small/Mid-Cap Impact Value Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund (plus cash in lieu of fractional shares of the Acquiring Fund), which will be distributed pro rata by the CCM Small/Mid-Cap Impact Value Fund to its shareholders, and the Acquiring Fund will manage the assets of the CCM Small/Mid-Cap Impact Value Fund pursuant to the investment strategy the Acquiring Fund was operating under prior to the Reorganization and assume all of the CCM Small/Mid-Cap Impact Value Fund’s liabilities (each, a “Reorganization” and together, the “Reorganizations”); and

2.	With respect to each Target Fund, if invoked by the chair of the special meeting, a proposal to approve adjourning the special meeting to permit further solicitation of proxies in the event a quorum does not exist, or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Plan on behalf of the Target Fund (the chair will only invoke this proposal if the chair reasonably believes it is likely that additional time will allow sufficient votes to be obtained and it is in the best interests of shareholders); and

The Target Funds may transact such other business as properly comes before the special meeting.

Shareholders of each Target Fund will vote separately on the applicable Reorganization and the adjournment of the special meeting, with the classes of each Target Fund voting together. If shareholders of only one Target Fund vote to approve to adjourn the special meeting, the special meeting will be adjourned only with respect to such Target Fund, not both Target Funds.

Only shareholders of record at the close of business on July 25, 2023, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any postponements or adjournments thereof. This proxy is being solicited on behalf of the Target Funds.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY
CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

Whether or not you plan to attend the special meeting, we urge you to authorize proxies to cast your votes. You can do this in one of the following three ways:

(1) by completing, signing, and dating the enclosed proxy card and returning it in the enclosed postage prepaid envelope;

(2) by calling the toll-free telephone number listed on the enclosed proxy card and following the instructions to vote your shares; or

(3) by voting via the Internet at the website shown on the enclosed proxy card. Your prompt voting by proxy will help ensure a quorum at the special meeting.

You may vote over the Internet or by telephone until 11:59 p.m. Eastern Time on October 23, 2023. Votes provided through the mail via a completed traditional proxy card must be received by October 23, 2023. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date; (2) providing timely written notice of revocation to the Target Funds’ Secretary at the Target Funds’ principal executive offices located at 261 North University Drive, Suite 520, Ft. Lauderdale, FL 33324; or (3) attending the special meeting and giving oral notice of your intention to vote in person. If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the special meeting, presenting the completed legal proxy to the Target Funds and voting in person. You should be aware that simply attending the special meeting will not in and of itself constitute a revocation of your proxy.

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QUAKER INVESTMENT TRUST

/s/ Alyssa Greenspan
Alyssa Greenspan
President

August 25, 2023

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 24, 2023: The Notice, Proxy Statement, most recent Annual Report of the Target Funds, and Form of Proxy are available at www.proxyvote.com.

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Quaker investment trust

261 North University Drive, Suite 520

Ft. Lauderdale, FL 33324

(888) 272-0007

www.ccminvests.com

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: August 25, 2023

Question 1: What is this document and why did we send it to you?

Answer: This document includes a notice of special meeting of shareholders, a combined Proxy Statement/Prospectus, and a form of proxy. The Board of Trustees (the “Target Funds’ Board of Trustees”) of Quaker Investment Trust, a Delaware statutory trust (“QIT”), on behalf of all classes of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of QIT, has approved an Agreement and Plan of Reorganization (the “Plan”) between Hennessy Funds Trust and QIT pursuant to which:

(i)	all of the assets of each class of the CCM Core Impact Equity Fund will be transferred to the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust, in exchange for shares of the Acquiring Fund which will be distributed pro rata by the CCM Core Impact Equity Fund to its shareholders, plus cash in lieu of fractional shares of the Acquiring Fund, and the Acquiring Fund will manage the assets of the CCM Core Impact Equity Fund pursuant to the investment strategy the Acquiring Fund was operating under prior to the Reorganization (as defined below) and assume all of the CCM Core Impact Equity Fund’s liabilities, and

(ii)	all of the assets of each class of the CCM Small/Mid-Cap Impact Value Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund which will be distributed pro rata by the CCM Small/Mid-Cap Impact Value Fund to its shareholders, plus cash in lieu of fractional shares of the Acquiring Fund, and the Acquiring Fund will manage the assets of the CCM Small/Mid-Cap Impact Value Fund pursuant to the investment strategy the Acquiring Fund was operating under prior to the Reorganization and assume all of the CCM Small/Mid-Cap Impact Value Fund’s liabilities (each, a “Reorganization” and together, the “Reorganizations”).

Shareholder approval of the Plan is needed to proceed with each of the Reorganizations, and a special meeting of shareholders of the Target Funds will be held on October 24, 2023, to consider whether to approve the Plan. Shareholders of each Target Fund will vote separately on the applicable Reorganization and the adjournment of the special meeting, with the classes of each Target Fund voting together.

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The Target Funds’ Board of Trustees is sending this document to you for your use in deciding whether to approve the Plan at the special meeting. If the Reorganizations are approved, following consummation of the Reorganizations, shareholders of the Target Funds will become shareholders of the Acquiring Fund. The Acquiring Fund, a semi-transparent actively-managed ETF that is listed and trades on the NYSE Arca, Inc., will continue to operate pursuant to its existing investment strategies following consummation of the Reorganizations.

Question 2: What is a semi-transparent actively-managed ETF with a portfolio reference basket structure?

Answer: As noted above, the Acquiring Fund is an actively-managed, semi-transparent ETF. Unlike traditional ETFs, which generally publish their portfolio holdings on a daily basis, the Acquiring Fund discloses a portfolio transparency substitute—the “Portfolio Reference Basket”—and certain related information about the Portfolio Reference Basket relative to the Acquiring Fund’s actual portfolio (“Actual Portfolio”) holdings (the “Portfolio Reference Basket Disclosures”), which are intended to help keep the market price of the Acquiring Fund’s shares trading at or close to the underlying net asset value (“NAV”) per share of the Acquiring Fund. While the Portfolio Reference Basket includes all of the Acquiring Fund’s holdings, it is not the Acquiring Fund’s Actual Portfolio because the holdings will be weighted differently, subject to a minimum weightings overlap of 90% with the Acquiring Fund’s Actual Portfolio at the beginning of each trading day. The Acquiring Fund also discloses the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions (the “Guardrail Amount”). The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day.

Question 3: What are the reasons for the Reorganizations?

Answer: As further discussed under “Reasons for the Reorganization and Board Deliberations” below,” the Target Funds’ Board of Trustees has determined that each Reorganization is in the best interests of all classes of each Target Fund. The Reorganizations were proposed to the Board by CCM, the Target Funds’ investment advisor, because, on a going forward basis, CCM is focusing its investment advisory business on fixed income funds rather than equity funds such as the Target Funds. In seeking to reorganize the Target Funds, CCM and the Target Funds’ Board of Trustees considered converting the Target Funds from a mutual fund structure to an ETF structure because the ETF structure provides shareholders with a lower cost investment product that may be traded throughout the day. When determining to reorganize with the Acquiring Fund in particular, CCM and the Board considered that the Acquiring Fund’s structure as an ETF would subject shareholders of the Target Funds to lower shareholder fees overall, as discussed herein, and noted the strong performance of the Acquiring Fund. In addition, CCM believes, and the Target Funds’ Board of Trustees agreed, that the ETF structure offers other potential benefits, such as reduced operational costs, increased tax efficiency associated with the ETF structure, and greater liquidity.

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As noted above, once you own shares of the Acquiring Fund, you will be able to purchase and sell Acquiring Fund shares throughout the trading day at the then-prevailing market price in the secondary market. However, you may pay a brokerage commission to sell, or buy, Acquiring Fund shares. In addition, the Acquiring Fund shares will have a bid-ask spread, which is the difference between the highest price a buyer is willing to pay for Acquiring Fund shares on the NYSE Arca, and the lowest price that a seller is willing to accept for Acquiring Fund shares on the NYSE Arca. The bid-ask spread affects the price at which you are likely to be able to buy and sell Acquiring Fund shares in the secondary market. More specifically, the larger (or wider) the bid-ask spread, the farther away from net asset value the current market price is likely to be. Your Target Fund shares, like all mutual funds shares, are purchased and redeemed at NAV, so you did not experience such pricing variances when buying and selling Target Fund shares.

Question 4: What factors did the Target Funds’ Board of Trustees consider?

Answer: In determining to recommend the Reorganizations to shareholders, the Board also considered the following factors, among others:

(1) representations regarding the reputation, financial strength and resources of Hennessy Advisors, Inc. (“Hennessy Advisors”);

(2) the nature, quality and extent of services to be provided to the Acquiring Fund and their shareholders by Hennessy Advisors and its affiliates following the Reorganizations;

(3) the similarities and differences between the investment objectives, principal investment strategies and risks of each Target Fund and those of the Acquiring Fund;

(4) the historical investment performance records of the Acquiring Fund and certain investment strategies that will be used by the portfolio managers in managing the Acquiring Fund following the Reorganizations;

(5) the total annual fund operating expenses of the Acquiring Fund are significantly less than that of the Target Funds and that Hennessy Advisors contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) of the Acquiring Fund do not exceed 0.85% of the Acquiring Fund’s average daily net assets through December 31, 2024 (and subsequent to such date, the total operating expenses of the Acquiring Fund will not exceed 0.95% of the Acquiring Fund’s average daily net assets as part of the unitary fee, subject to any excluded fees that are born by the Acquiring Fund, as discussed herein);

(6) the distribution arrangements that will be available to the Acquiring Fund following the Reorganizations;

(7)       that the Acquiring Fund may elect to operate under manager of managers exemptive relief issued by the Securities and Exchange Commission, just as the Target Funds operate under a manager of managers structure, that permits CCM, with the approval of the Target Funds’ Board of Trustees, to appoint and replace unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Target Funds without shareholder approval, and that the Acquiring Fund’s manager of managers structure is substantially the same;

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(8) the interests of the Target Funds’ shareholders will not be diluted as a result of the Reorganizations;

(9) the fact that CCM and Hennessy Advisors will pay all direct expenses arising in connection with the Reorganizations regardless of whether the Reorganizations are approved by shareholders of the Target Funds;

(10) each of the Reorganizations is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Target Funds and their respective shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the connection with the Reorganizations except with respect to cash received in lieu of fractional shares of the Acquiring Fund;

(11) the terms and conditions of the Plan, including the Acquiring Fund’s assumption of all of the liabilities of the Target Funds;

(12) shareholders of the Target Funds who do not wish to become shareholders of the Acquiring Fund may redeem their shares of the applicable Target Fund at net asset value before the Reorganizations; and

(13) the fact that CCM and Hennessy Advisors have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Acquiring Fund after the Reorganizations.

Following careful analysis and consideration and after concluding that the implementation of each of the Reorganizations is advisable and in the best interests of the Target Funds’ respective shareholders, the Target Funds’ Board of Trustees approved the Plan providing for the proposed Reorganization transaction. The Target Funds’ Board of Trustees recommends that you vote “FOR” the Plan.

Question 5: Why did the Board of Trustees of the Target Funds determine that the Reorganizations are in the best interests of shareholders of the Target Fund?

Answer: The Reorganizations were proposed to the Target Funds’ Board of Trustees by CCM because, on a going forward basis, CCM is focusing its investment advisory business on fixed income funds rather than equity funds such as the Target Funds. In seeking to reorganize the Target Funds, CCM and the Target Funds’ Board of Trustees considered converting the Target Funds from a mutual fund structure to an ETF structure because the ETF structure provides shareholders with a lower cost investment product that may be traded throughout the day. When determining to reorganize with the Acquiring Fund in particular, CCM and the Board considered that the Acquiring Fund’s structure as an ETF would subject shareholders of the Target Funds to lower shareholder fees overall, as discussed herein, and noted the strong performance of the Acquiring Fund. The Board also considered that the Target Funds and the Acquiring Fund all invest in securities that meet environmental, social, and governance (“ESG”) standards and are investments that CCM and Hennessy, respectively, believe can deliver strong financial performance. Further, CCM believes, and the Target Funds’ Board of Trustees agreed, that the ETF structure offers other potential benefits, such as reduced operational costs, increased tax efficiency associated with the ETF structure, and greater liquidity. The Trustees also believe that the Target Funds and their shareholders will benefit from the Reorganizations as the Acquiring Fund will have a lower total annual operating expense ratio than each class of the Target Funds and shareholders will be able to buy and sell shares of the Acquiring Fund throughout the trading day. For these reasons, the Target Funds’ Board of Trustees believes that it is in the best interests of the Target Funds and their shareholders to reorganize all of the classes of the Target Funds into the Acquiring Fund. Significant differences between the Target Funds and the Acquiring Fund are discussed herein.

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Question 6: Are there any significant differences between the investment objectives and principal investment strategies of the Target Funds and the Acquiring Fund?

Answer: While the investment objective of the Target Funds is to provide long-term growth of capital and the investment objective of the Acquiring Fund is to achieve long-term capital appreciation, the parties believe the respective investment objectives of the Target Funds and the Acquiring Fund are substantially the same. The Target Funds’ principal investment strategy states that they look to invest in companies that may have positive impact attributes or specific impact characteristics and, at a minimum, maintain neutral posture toward ESG related risk. While the Acquiring Funds’ principal investment strategy does not expressly refer to impact investing, it does provide that the Fund looks to identify companies that have better ESG key performance indicators than other companies, which are companies that should have better ESG related risk. At a basic level, the Target Funds and the Acquiring Fund all invest in securities that meet ESG standards and are investments that CCM and Hennessy, respectively, believe can deliver strong financial performance. Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the investment objectives and investment strategies and policies of the Target Funds and Acquiring Fund.

Question 7: How will the Target Funds and their shareholders be affected by the Reorganizations?

Answer: As a result of the Reorganizations, you will cease to be a shareholder of the Target Funds and will become a shareholder of the Acquiring Fund. Upon consummation of the Reorganizations, the Target Funds will become part of Hennessy Funds Trust, with Hennessy Advisors as their investment advisor. Hennessy Advisors delegates the day-to-day management of the investment portfolio of the Acquiring Fund to Stance Capital, LLC (“Stance Capital”) and the responsibility for selecting broker-dealers to execute purchase and sale transactions for the Acquiring Fund, as instructed by Stance Capital, to Vident Advisory, LLC (“Vident”). Accordingly, the investment portfolio of the Target Funds will not be managed by the current portfolio managers of the Target Funds following the Reorganizations. Rather, the portfolio managers of the Acquiring Fund will continue to serve as the portfolio managers of the Acquiring Fund following the Reorganizations. The Acquiring Fund will be supervised by the Board of Trustees of Hennessy Funds Trust and will be serviced by the Acquiring Fund’s service providers.

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While the management fee for the Target Funds will technically increase following the Reorganizations, the management fee of 0.95% of the Acquiring Fund’s average daily net assets charged by Hennessy Advisors is a unitary management fee for which Hennessy Advisors bears all expenses incurred in connection with providing services to the Fund. The operating expenses covered by the unitary fee include third party data providers, transfer agency, custody, fund administration, legal, audit and other services. Additionally, for no compensation, Hennessy Advisors pays all other operating expenses of the Acquiring Fund, including sub-advisory fees, with the exception of the following: (i) the management fees paid to Hennessy Advisors; (ii) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses, trading expenses, and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation or redemption transactions; (v) compensation paid to the Independent Trustees and fees paid to Independent Trustees’ counsel; (vi) tax expenses and governmental fees; and (vii) extraordinary expenses not incurred in the course of ordinary business (the “Excluded Fees”). The Acquiring Fund and its shareholders bear the costs of Excluded Fees and if the Fund incurred significant Excluded Fees this could result in a material increase in the Fund’s total operating expenses.

As a result of the above, the total annual fund operating expenses of the Acquiring Fund are significantly less than that of the Target Funds. Accordingly, shareholders of the Target Funds will experience a decrease in total fund operating expenses following the Reorganizations. Further, Hennessy Advisors has contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) of the Acquiring Fund do not exceed 0.85% of the Acquiring Fund’s average daily net assets through December 31, 2024.

Upon completion of the Reorganization, you will own shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund you owned immediately prior to the Reorganizations, if you hold your Target Fund shares in an account that is permitted to hold Acquiring Fund shares, as described below. Because shares of the Acquiring Fund are not issued in fractional shares, shareholders will receive cash in lieu of fractional shares of the Acquiring Fund. The payment of cash for fractional shares will be a taxable event for U.S. federal income tax purposes, provided that non-U.S. or tax-exempt shareholders or those who hold their shares in retirement accounts generally will not be subject to U.S. federal income tax on such payments.

As noted above, if Target Fund shareholders hold shares in a brokerage account that permits them to purchase securities traded in the stock market, such as ETFs or other types of stocks, then those shareholders will be eligible to receive shares of the Acquiring Fund in the Reorganization, and no further action is required. That said, the following account types generally cannot hold shares of ETFs:

●	Non-Accommodating Brokerage Accounts. A brokerage account with a financial intermediary that only allows you to hold shares of mutual funds.

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●	Retirement Accounts Held with Financial Intermediary. An individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform.

●	Directly Held Retirement and Qualified Accounts. Shares held directly with the Target Funds in a retirement account, such as an IRA, or Coverdell account (a “Directly Held Qualified Account”).

●	Direct Accounts. Shares of the Target Funds held in an account directly with the Target Funds at their transfer agent (i.e., not held at the plan level or as an omnibus position) (“Direct Account”).

With regard to the account types listed above, in order to receive shares of the Acquiring Fund as part of the Reorganizations, shareholders of the Target Funds should take the following actions:

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Funds in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganizations, you will not receive shares of the Acquiring Fund as part of the Reorganizations. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares, which generally will be a taxable event for U.S. federal income tax purposes.

Retirement Accounts Held with Financial Intermediary. If you hold your shares of the Target Funds through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you need to transfer your shares to a brokerage account that permits investments in ETF shares prior to the Reorganizations or, your financial intermediary may transfer your shares to a brokerage account that permits investments in ETF shares prior to the Reorganizations. If such a change is not made before the Reorganizations, you will not receive shares of the Acquiring Fund as part of the Reorganizations. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

Directly Held Retirement and Qualified Accounts. If you own Target Fund shares directly with the Target Funds in a retirement account, such as an IRA, or Directly Held Qualified Account, you need to (i) transfer your Target Fund shares to a brokerage account that permits investments in ETF shares and be established as a Qualified Account, as applicable, prior to the Reorganizations, or (ii) provide instructions for the exchange or reinvestment of Target Fund shares into a brokerage account that permits investments in ETF and be established as a Qualified Account, as applicable, prior to the Reorganizations. If such a change is not made before the Reorganizations, you will not receive shares of the Acquiring Fund as part of the Reorganizations. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

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Direct Accounts. If you hold your shares of the Target Funds in a Direct Account, you should transfer your shares of the Target Funds to a brokerage account that permits investments in ETF shares prior to the Reorganizations. If such a change is not made before the Reorganization, Acquiring Fund shares received in the Reorganizations will be held by the Acquiring Fund’s stock transfer agent, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services. If Acquiring Fund shares are not transferred into a brokerage account that permits investments in ETF shares within at least one year of the date of the Reorganizations, the Acquiring Fund shares may be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Funds shares to cash may be subject to fees and expenses and generally will be a taxable event for U.S. federal income tax purposes.

In some cases, the liquidation of a shareholder’s investment and return of cash, or the transfer of a shareholder’s investment, may be subject to fees and expenses and may also be subject to U.S. federal income taxation. It may take time for a shareholder to receive the cash. Shareholders should consult with their financial intermediary or tax and financial advisors for more information on the impact that the Reorganizations will have on them and their investments.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call (888) 272-0007 (toll-free) or contact your financial intermediary. We will continue to contact you to assist you in transferring your shares into a brokerage account that is permitted to hold ETF shares.

If a shareholder does not wish to exchange their Target Funds shares for Acquiring Fund shares, the shareholder must liquidate their Target Fund shares prior to consummation of the Reorganizations. Shareholders who hold their shares in retirement accounts generally will not be subject to U.S. federal income taxation if they liquidate their holdings prior to the Reorganizations and do not withdraw such proceeds from their retirement accounts. If a shareholder chooses to liquidate their Target Fund shares instead of exchanging such Target Fund shares for Acquiring Fund shares, it is recommended that the shareholder consult with their tax advisor.

Question 8: How will the Reorganizations work?

Answer: Pursuant to the Plan, (i) each class of the CCM Core Impact Equity Fund will transfer all of their assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, with the CCM Core Impact Equity Fund distributing shares of the Acquiring Fund pro rata to its shareholders, plus cash in lieu of fractional shares of the Acquiring Fund, and (ii) each class of the CCM Small/Mid-Cap Impact Value Fund will transfer all of their assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, with the CCM Small/Mid-Cap Impact Value Fund distributing shares of the Acquiring Fund pro rata to its shareholders, plus cash in lieu of fractional shares of the Acquiring Fund. Shareholders of the Target Funds will thus effectively be converted into shareholders of the Acquiring Fund and will hold shares of the Acquiring Fund with the same NAV as shares of the Target Funds that they held prior to the Reorganizations. There are no valuation differences between the Target Funds and the Acquiring Fund that would result in an adjustment to NAV on the date of the Reorganizations.

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Question 9: Will the Reorganizations impact the share classes differently?

Answer: Each of the Target Funds has two share classes: the Advisor Class and the Institutional Class. The only difference between the two share classes is that the Advisor Class incurs 12b-1 fees. The Acquiring Fund consists of a single share class. Accordingly, upon consummation of the applicable Reorganization, the Advisor Class and Institutional Class of each Target Fund will merge into the single share class of the Acquiring Fund. The Acquiring Fund does not incur any 12b-1 fees.

Question 10: Will the Target Funds’ portfolio holdings require significant repositioning by the Acquiring Fund in connection with the Reorganizations?

Answer: No. The Reorganizations will not result in repositioning by the Acquiring Fund of the Target Funds’ respective portfolio holdings in connection with the Reorganizations.

The Acquiring Fund is permitted to hold indefinitely the portfolio securities transferred to the Acquiring Fund from the Target Funds (“acquired securities”) unless an acquired security violates the investment limitations of the Acquiring Fund. The Acquiring Fund may sell acquired securities in the ordinary course of business in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategy or to meet redemption requests. Therefore, the Acquiring Fund will not dispose of the securities held by a Target Fund in connection with the Reorganization to align the securities portfolio of such Target Fund with the securities portfolio of the Acquiring Fund. That said, following the Reorganization the Acquiring Fund will sell acquired securities in the ordinary course of business in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategy or to meet redemption requests.

Question 11: What are the expected U.S. federal income tax consequences of the Reorganizations to shareholders of the Target Funds?

Answer: Each Reorganization is expected to qualify as a “reorganization” for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganizations will not recognize gain or loss as a direct result of the Reorganizations except with respect to cash received in lieu of fractional shares of the Acquiring Fund. Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the Reorganizations.

You may experience a taxable gain or loss for U.S. federal income tax purposes if your investment is liquidated and the cash value of your Target Fund Shares is returned to you or if your shares of the Target Funds are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund. Different U.S. tax income federal income tax considerations apply to you if you hold your shares of the Target Funds through a tax deferred arrangement, such as an IRA, or a non-U.S. or tax-exempt shareholder.

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The information about U.S. federal income tax consequences in this document relates to the such consequences of the Reorganization only. Shareholders should consult their tax advisors about the U,S federal, state and local and non-U.S. tax consequences to them of the Reorganization.

Question 12: What will happen if the Plan is not approved?

Answer: The merger of each Target Fund into the Acquiring Fund will be treated as a separate Reorganization. Accordingly, shareholder approval and consummation of each Reorganization are not contingent on shareholder approval and consummation of any other Reorganization. If the Plan is not approved by the shareholders of either Target Fund, then the Target Funds’ Board of Trustees will continue to seek opportunities to reorganize such Target Fund into a different entity or liquidate the Target Fund, in all cases subject to approval by the Target Fund’s shareholders if required by applicable law.

As noted above, the approval of the Plan by a Target Fund’s shareholders is required for the consummation of the Reorganization on behalf of such Target Fund. If the Plan is not approved by a Target Fund’s shareholders, QIT may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan, if QIT reasonably believes it is likely that additional time will allow sufficient votes to be obtained for approval and the Reorganization remains in the best interests of shareholders.

Question 13: Who is paying for expenses related to the Reorganizations?

Answer: Regardless of whether shareholders approve the Reorganizations, CCM and Hennessy Advisors will be responsible for paying their own professional fees, including legal fees, auditing and accounting fees, and other costs and expenses incurred by them or any of their affiliates in connection with the Reorganizations, and CCM and Hennessy Advisors will equally share the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target Funds, including the proxy advisory firm fees. The total expenses of the Reorganizations are estimated to be approximately $325,000.

Neither the Target Funds nor the Acquiring Fund will bear costs related to the Reorganizations regardless of whether the Reorganizations are consummated.

Question 14: How does the Board of Trustees recommend that I vote?

Answer: After careful consideration, the Target Funds’ Board of Trustees recommends that you vote “FOR” the Plan. Shareholders may be asked to vote to adjourn the special meeting to permit further solicitation of proxies in the event a quorum does not exist at the time of the special meeting. If shareholders are asked to vote to adjourn the special meeting, the Target Funds’ Board of Trustees recommends that you vote “FOR” adjournment.

Question 15: Why do I need to vote?

Answer: Your vote is needed to ensure that the Reorganization proposals can be acted upon. Even if you are a small investor, your vote makes a difference. If numerous shareholders just like you fail to vote, the Target Funds may not receive enough votes to go forward with the special meeting. Your immediate response will help prevent the need for any further solicitations for a shareholder vote.

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Question 16: How do I vote?

Answer: Whether or not you plan to attend the special meeting, we urge you to authorize proxies to cast your votes. You can do this in one of the following three ways: (1) by completing, signing, and dating the enclosed proxy card and returning it in the enclosed postage prepaid envelope, (2) by calling the toll-free telephone number listed on the enclosed proxy card and following the instructions to vote your shares, or (3) by voting via the Internet at the website shown on the enclosed proxy card. We encourage all shareholders to participate. Your prompt voting by proxy will help ensure a quorum at the special meeting. Voting by proxy will not prevent you from voting your shares in person at the special meeting.

You may vote over the Internet or by telephone until 11:59 p.m. Eastern Time on October 23, 2023. Votes provided through the mail via a completed traditional proxy card must be received by October 23, 2023. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date; (2) providing timely written notice of revocation to the Target Funds’ Secretary at the Target Funds’ principal executive offices located at 261 North University Drive, Suite 520, Ft. Lauderdale, FL 33324; or (3) attending the special meeting and giving oral notice of your intention to vote in person. If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the special meeting, presenting the completed legal proxy to the Target Funds and voting in person. You should be aware that simply attending the special meeting will not in and of itself constitute a revocation of your proxy.

If you have any questions regarding the proposed Reorganizations, please do not hesitate to call (888) 272-0007 (toll-free).

Question 17: What are the differences between an ETF and a mutual fund?

Answer: ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market prices.

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As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that shareholders do not experience as shareholders of the Target Funds.

Question 18: How does a semi-transparent ETF differ from a traditional ETF?

Answer: The Acquiring Fund is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. The Acquiring Fund will not. This may create additional risks for your investment. For example:

You may have to pay more money to trade the Acquiring Fund’s shares. The Acquiring Fund will provide less information to traders, who tend to charge more for trades when they have less information.

The price you pay to buy Acquiring Fund shares on an exchange may not match the value of the Acquiring Fund’s portfolio. The same is true when you sell shares. These price differences may be greater for the Acquiring Fund compared to other ETFs because it provides less information to traders.

These additional risks may be even greater in bad or uncertain market conditions.

The Acquiring Fund will publish on its website each day a “Portfolio Reference Basket” designed to help trading in shares of the Acquiring Fund. While the Portfolio Reference Basket includes all the names of the Acquiring Fund’s holdings, it is not the Acquiring Fund’s actual portfolio.

The differences between the Acquiring Fund and other ETFs may also have advantages. By keeping certain information about the Acquiring Fund’s portfolio secret, the Acquiring Fund may face less risk than other traders can predict or copy its investment strategy. This may improve the Acquiring Fund’s performance. If other traders are able to copy or predict the Acquiring Fund’s investment strategy, however, this may hurt the Acquiring Fund’s performance.

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For additional information regarding the unique attributes and risks of the Acquiring Fund, see “Principal Investment Risks-Portfolio Reference Basket Structure Risk” in the Proxy Statement/Prospectus.

Question 19: Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call (888) 272-0007 (toll-free) during normal business hours between 8:00 a.m. and 5:00 p.m. Eastern time.

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IMPORTANT NOTICE ABOUT YOUR ACCOUNT

HOLDING TARGET FUND SHARES

QUESTIONS AND ANSWERS

(For Shareholders Holding Target Fund Shares in non-Brokerage Accounts)

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your account holding Target Fund shares prior to the Reorganizations in order to receive shares of the Acquiring Fund.

Q:         What types of accounts can receive shares of the Acquiring Fund as part of the Reorganizations?

A:         If you hold your Target Fund shares in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Fund in the Reorganizations. No further action is required.

Q:         What types of accounts cannot receive shares of the Acquiring Fund as part of the Reorganizations?

A:         The following account types generally cannot hold shares of ETFs:

●	Non-Accommodating Brokerage Accounts. A brokerage account with a financial intermediary that only allows you to hold shares of mutual funds.

●	Retirement Accounts Held with Financial Intermediary. An individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform.

●	Directly Held Retirement and Qualified Accounts. Shares held directly with the Target Funds in a retirement account, such as an IRA, or Coverdell account (a “Directly Held Qualified Account”).

●	Direct Accounts. Shares of the Target Funds held in an account directly with the Target Funds at their transfer agent (i.e., not held at the plan level or as an omnibus position) (“Direct Account”).

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call (888) 272-0007 (toll-free) or contact your financial intermediary.

Q:         Will I receive shares of the Acquiring Fund if I do not have an account that can accept Acquiring Fund shares at the time of the Reorganizations?

A:         No, you will not. In order to receive shares of the Acquiring Fund as part of the Reorganizations, you must hold your shares of the Target Funds through an account that can accept shares of an ETF (the Acquiring Fund) on the closing date of the Reorganizations.

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Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Funds in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganizations, you will not receive shares of the Acquiring Fund as part of the Reorganizations. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares, which generally will be a taxable event for U.S. federal income tax purposes.

Retirement Accounts Held with Financial Intermediary. If you hold your shares of the Target Funds through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you need to transfer your shares to a brokerage account that permits investments in ETF shares prior to the Reorganizations or, your financial intermediary may transfer your shares to a brokerage account that permits investments in ETF shares prior to the Reorganizations. If such a change is not made before the Reorganizations, you will not receive shares of the Acquiring Fund as part of the Reorganizations. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

Directly Held Retirement and Qualified Accounts. If you own Target Fund shares directly with the Target Funds in a retirement account, such as an IRA, or Directly Held Qualified Account, you need to (i) transfer your Target Fund shares to a brokerage account that permits investments in ETF shares and be established as a Qualified Account, as applicable, prior to the Reorganizations, or (ii) provide instructions for the exchange or reinvestment of Target Fund shares into a brokerage account that permits investments in ETF and be established as a Qualified Account, as applicable, prior to the Reorganizations. If such a change is not made before the Reorganizations, you will not receive shares of the Acquiring Fund as part of the Reorganizations. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

Direct Accounts. If you hold your shares of the Target Funds in a Direct Account, you should transfer your shares of the Target Funds to a brokerage account that permits investments in ETF shares prior to the Reorganizations. If such a change is not made before the Reorganization, Acquiring Fund shares received in the Reorganizations will be held by the Acquiring Fund’s stock transfer agent, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services. If Acquiring Fund shares are not transferred into a brokerage account that permits investments in ETF shares within at least one year of the date of the Reorganizations, the Acquiring Fund shares may be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Funds shares to cash may be subject to fees and expenses and generally will be a taxable event for U.S. federal income tax purposes.

In some cases, the liquidation of a shareholder’s investment and return of cash, or the transfer of a shareholder’s investment, may be subject to fees and expenses and may also be subject to U.S. federal income taxation. It may take time for a shareholder to receive the cash. Shareholders should consult with their financial intermediary or tax and financial advisors for more information on the impact that the Reorganizations will have on them and their investments.

 15

Q:         How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A:         For a non-accommodating brokerage account, the broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to hold ETF shares. Contact your broker right away to make the necessary changes to your account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Funds. Your broker will require your account number with the Target Funds, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Target Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate this transfer, the better.

Q:         How do I transfer my Target Fund shares from a retirement account held with a financial intermediary to a brokerage account that will accept Acquiring Fund shares?

A:         Transferring your Target Fund shares from an IRA or group retirement plan to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. Please contact your broker (or other financial intermediary), or the plan sponsor (if applicable) and inform them that you would like to transfer a mutual fund position that you hold directly with the Target Funds into a brokerage account that is permitted to hold ETF shares. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to establish such a relationship and open such an account. We can assist you in transferring your shares into a brokerage account that is permitted to hold ETF shares. Please call us at call (888) 272-0007 (toll-free).

Q:         How do I transfer my Target Fund shares from a Directly Held Qualified Account to a brokerage account that will accept Acquiring Fund shares?

A:         Transferring your Target Fund shares from a Directly Held Qualified Account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please contact your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Funds into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to establish such a relationship and open such an account. We can also assist you in transferring your shares into a brokerage account that is permitted to hold ETF shares. Please call us at call (888) 272-0007 (toll-free).

If you are working with a broker, we suggest you provide your broker with a copy of your quarterly statement from the Target Funds. Your broker will require your account number with the Target Funds, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Target Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate this transfer, the better.

 16

Q:         How do I transfer my Target Fund shares from a Direct Account to a brokerage account that will accept Acquiring Fund shares?

A:         For a Direct Account, you can contact your own broker, if you have a relationship with a brokerage firm, who should be able to assist you in establishing a brokerage account that is permitted to hold ETF shares. We can also assist you in transferring your shares into a brokerage account that is permitted to hold ETF shares. Please call us at call (888) 272-0007 (toll-free).

If you are working with a broker, we suggest you provide the brokerage firm with whom you have a relationship with a copy of your quarterly statement from the Target Funds. Your broker will require your account number with the Target Funds, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Target Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate this transfer, the better.

 17

PROXY STATEMENT

Quaker investment trust

261 North University Drive, Suite 520

Ft. Lauderdale, FL 33324

(888) 272-0007

www.ccminvests.com

HENNESSY FUNDS TRUST

7250 Redwood Boulevard, Suite 200

Novato, California 94945

(800) 966-4354

www.hennessyetfs.com

PROXY STATEMENT AND PROSPECTUS DATED August 25, 2023

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by Quaker Investment Trust, a Delaware statutory trust (“QIT”), on behalf of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of QIT, for use at a special meeting of shareholders of the Target Funds to be held at the offices of QIT at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324, on October 24, 2023 at 10:00 a.m. local time. At the special meeting, shareholders of the Target Funds will meet for the following purposes:

1.	A proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which:

a.     all of the assets of each class of the CCM Core Impact Equity Fund will be transferred to the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust, in exchange for shares of the Acquiring Fund (plus cash in lieu of fractional shares of the Acquiring Fund), which will be distributed pro rata by the CCM Core Impact Equity Fund to its shareholders, and the Acquiring Fund will manage the assets of the CCM Core Impact Equity Fund pursuant to the investment strategy the Acquiring Fund was operating under prior to the Reorganization and assume all of the CCM Core Impact Equity Fund’s liabilities; and

b.    all of the assets of each class of the CCM Small/Mid-Cap Impact Value Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund (plus cash in lieu of fractional shares of the Acquiring Fund), which will be distributed pro rata by the CCM Small/Mid-Cap Impact Value Fund to its shareholders, and the Acquiring Fund will manage the assets of the CCM Small/Mid-Cap Impact Value Fund pursuant to the investment strategy the Acquiring Fund was operating under prior to the Reorganization and assume all of the CCM Small/Mid-Cap Impact Value Fund’s liabilities; and

 1

2.	With respect to each Target Fund, if invoked by the chair of the special meeting, to approve adjourning the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Plan on behalf of the Target Fund (the chair will only invoke this proposal if the chair reasonably believes it is likely that additional time will allow sufficient votes to be obtained and it is in the best interests of shareholders).

The Target Funds may transact such other business that may properly come before the special meeting.

Shareholders of each Target Fund will vote separately on the applicable Reorganization and the adjournment of the special meeting, with the classes of each Target Fund voting together. If shareholders of one Target Fund vote to approve to adjourn the special meeting, the special meeting will be adjourned only with respect to such Target Fund, not both Target Funds.

Shares of the Acquiring Fund are listed for trading on NYSE Arca, Inc. (the “Exchange”). The Acquiring Fund is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. The Acquiring Fund will not. This may create additional risks for your investment. For example:

You may have to pay more money to trade the Acquiring Fund’s shares. The Acquiring Fund will provide less information to traders, who tend to charge more for trades when they have less information.

The price you pay to buy Acquiring Fund shares on an exchange may not match the value of the Acquiring Fund’s portfolio. The same is true when you sell shares. These price differences may be greater for the Acquiring Fund compared to other ETFs because it provides less information to traders.

These additional risks may be even greater in bad or uncertain market conditions.

The Acquiring Fund will publish on its website each day a “Portfolio Reference Basket” designed to help trading in shares of the Acquiring Fund. While the Portfolio Reference Basket includes all the names of the Acquiring Fund’s holdings, it is not the Acquiring Fund’s actual portfolio.

The differences between the Acquiring Fund and other ETFs may also have advantages. By keeping certain information about the Acquiring Fund’s portfolio secret, the Acquiring Fund may face less risk than other traders can predict or copy its investment strategy. This may improve the Acquiring Fund’s performance. If other traders are able to copy or predict the Acquiring Fund’s investment strategy, however, this may hurt the Acquiring Fund’s performance.

 2

For additional information regarding the unique attributes and risks of the Acquiring Fund, see “Principal Investment Risks-Portfolio Reference Basket Structure Risk” herein.

The Target Funds are each a series of QIT, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund consists of two share classes: the Advisor Class and the Institutional Class. The only difference between the two share classes is that the Advisor Class incurs 12b-1 fees. The Acquiring Fund is a series of Hennessy Funds Trust, an open-end management investment company registered with the SEC under the 1940 Act, and consists of a single share class. The Acquiring Fund does not incur any 12b-1 fees. Upon consummation of the applicable Reorganization, the Advisor Class and Institutional Class of a Target Fund will merge into the single share class of the Acquiring Fund.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date; (2) providing timely written notice of revocation to the Target Funds’ Secretary at the Target Funds’ principal executive offices located at 261 North University Drive, Suite 520, Ft. Lauderdale, FL 33324; or (3) attending the special meeting and giving oral notice of your intention to vote in person. If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the special meeting, presenting the completed legal proxy to the Target Funds and voting in person. You should be aware that simply attending the special meeting will not in and of itself constitute a revocation of your proxy.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus, which means that they are legally considered to be a part of this Proxy Statement/Prospectus:

●	Prospectus of the Target Funds, dated October 28, 2022, as amended or supplemented;

●	Annual Report to Shareholders of the Target Funds for the fiscal year ended June 30, 2022, containing audited financial statements;

●	Semi-Annual Report to Shareholders of the Target Funds for the fiscal period ended December 31, 2022, containing unaudited financial statements;

●	Prospectus of the Acquiring Fund, dated December 23, 2022, as amended or supplemented;

●	Annual Report to Shareholders for the predecessor fund to the Acquiring Fund, for the fiscal year ended August 31, 2022, containing audited financial statements;

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●	Semi-Annual Report to Shareholders of the Acquiring Fund for the fiscal period ended February 28, 2023, containing unaudited financial statements; and

●	Definitive Proxy Statement on Schedule 14A, as filed with the SEC on June 22, 2023 (regarding a special shareholder meeting of the Acquiring Fund to vote on a change of control transaction for Vident Advisory, LLC, a sub-advisor to the Acquiring Fund, and a manager of managers arrangement for the Acquiring Fund).

Copies of the Target Funds’ documents are available upon request and without charge by writing to QIT c/o Community Capital Management, LLC, 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324, by calling (888) 272-0007 (toll-free), or over the Internet at www.ccminvests.com.

Reports, proxy statements, and other information concerning the Target Funds and Acquiring Fund can be inspected at the offices of the Exchange, and can be obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

The Annual Report to Shareholders for the Target Funds for the fiscal year ended June 30, 2022, containing audited financial statements, has been previously provided to shareholders of the Target Funds. Copies are available by writing or calling QIT at the address or telephone number listed above or over the Internet at www.ccminvests.com.

This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund that you should know before considering the Plan and resulting Reorganizations, and it should be retained for future reference. Additional information contained in a statement of additional information (the “SAI”) relating to this Proxy Statement/Prospectus, as required by the SEC, is on file with the SEC. The SAI is available without charge upon request by calling the toll-free number set forth above for QIT, by writing or calling QIT at the address or telephone number listed above, or over the Internet at www.ccminvests.com. The SAI, dated August 25, 2023, is incorporated by reference into this Proxy Statement/Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganizations described in this Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganizations under this Proxy Statement/Prospectus or determined if this Proxy Statement/Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

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PROXY STATEMENT / PROSPECTUS TABLE OF CONTENTS

 i

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I.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, including documents incorporated by reference, as well as in the Plan. This Proxy Statement/Prospectus is qualified by reference to the more complete information contained herein and in the Prospectus of the Target Funds, dated October 28, 2022, as amended or supplemented, which includes information about the Target Funds, and in the Plan attached hereto as Exhibit A. Shareholders should read the entire Proxy Statement/Prospectus carefully.

B.	Reasons for the Reorganizations and Board Deliberations

The QIT Board of Trustees (“Target Funds’ Board of Trustees”) determined that each Reorganization is in the best interests of all classes of each Target Fund. The Reorganizations were proposed to the Target Funds’ Board of Trustees by Community Capital Management, LLC (“CCM”), the Target Funds’ investment advisor, because, on a going forward basis, CCM is focusing its investment advisory business on fixed income funds rather than equity funds such as the Target Funds. In seeking to reorganize the Target Funds, CCM and the Target Funds’ Board of Trustees considered converting the Target Funds from a mutual fund structure to an ETF structure because the ETF structure provides shareholders with a lower cost investment product that may be traded throughout the day. When determining to reorganize with the Acquiring Fund in particular, CCM and the Board considered that the Acquiring Fund’s structure as an ETF would subject shareholders of the Target Funds to lower shareholder fees overall, as discussed herein, and noted the strong performance of the Acquiring Fund. In addition, CCM believes, and the Target Funds’ Board of Trustees agreed, that the ETF structure offers other potential benefits, such as reduced operational costs, increased tax efficiency associated with the ETF structure, and greater liquidity.

The Reorganizations were reviewed by the Target Funds’ Board of Trustees with the advice and assistance of Fund counsel and legal counsel to the Trustees who are not “interested persons” of QIT under the 1940 Act (the “Independent Trustees”). The Independent Trustees requested certain information from CCM and Hennessy Advisors, Inc. (“Hennessy Advisors”) to assist them in assessing the Reorganizations (the “Initial Request”). The Independent Trustees considered the information provided, in writing and orally, by CCM and Hennessy in response to the Initial Request (the “Initial Response”) at meeting of the Independent Trustees held on February 6, 2023. Subsequent to the February 6th meeting, the Independent Trustees requested additional information from Hennessy (the “Second Request”). The Target Funds’ Board of Trustees considered the information provided in writing by Hennessy in response to the Second Request (the “Second Response”) during a special meeting of the Target Funds’ Board of Trustees held on April 21, 2023.

The information reviewed included general details about Hennessy Advisors, the Acquiring Fund, and the Board of Trustees of Hennessy Fund Trust (the Acquiring Fund’s Board of Trustees”), and the investment objective and strategies of the Acquiring Fund, as well as a comparison of fees and expenses of the Target Funds to the fees and expenses of the Acquiring Fund. The Target Funds’ Board of Trustees also considered that Hennessy Advisors has employed Stance Capital, LLC (“Stance Capital”) and Vident Advisory, LLC (“Vident” and together with Stance Capital, the “Sub-Advisors”) as sub-advisors to the Acquiring Fund. Hennessy Advisors delegates the day-to-day management of the investment portfolio of the Acquiring Fund to Stance Capital and the responsibility for selecting broker-dealers to execute purchase and sale transactions for the Acquiring Fund, as instructed by Stance Capital, to Vident. Following the Reorganizations, the current portfolio managers of the Acquiring Fund will continue as portfolio managers of the Acquiring Fund. Accordingly, the day-to-day management of the investment portfolio of the Target Funds will change as a result of the change in investment advisor and the existing portfolio managers of the Target Funds will not continue on as portfolio managers of the Acquiring Fund.

The Independent Trustees also discussed each of the proposed Reorganizations without the participation of representatives of CCM or Hennessy Advisors. For the reasons set forth under “Reasons for the Reorganization and Board Deliberations,” together with other factors and information considered to be relevant but without identifying any single factor as all-important or controlling, the Target Funds’ Board of Trustees, including the Independent Trustees, determined that the each of the Reorganizations is in the best interests of the applicable Target Fund and its respective shareholders and unanimously voted to approve each of the Reorganizations and to present them to shareholders for approval. In determining whether to approve the Reorganizations and to recommend approval to shareholders, the Target Funds’ Board of Trustees (including the Independent Trustees) considered a number of factors, including the potential benefits and costs of the Reorganizations to shareholders of the Target Funds and those factors set forth under “Reasons for the Reorganization and Board Deliberations.”

The Target Funds’ Board of Trustees was also advised that CCM intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment advisor to an investment company, and any of the investment advisor’s “affiliated persons” (as such term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of the investment advisor as long as two conditions are met. The first condition is that, for a period of three years after the closing of the Reorganizations, at least 75% of the trustees of the Acquiring Fund must be persons who are not “interested persons” of the predecessor or successor advisor. Second, for a period of two years after the closing of the Reorganizations, there must not be imposed on the subject fund any “unfair burden” as a result of the acquisition or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an investment advisor, or any interested person of the investment advisor, would receive or be entitled to receive any compensation, directly or indirectly, from a fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of each subject fund (other than bona fide ordinary compensation as principal underwriter for the subject funds). In this regard, the Target Funds’ Board of Trustees was informed that CCM and Hennessy Advisors have indicated that they intend to take the necessary actions to comply with this requirement of Section 15(f) and that, as a result, no special compensation arrangements are contemplated in connection with the Reorganization. Specifically, Hennessy Advisors and Hennessy Funds Trust have agreed that, for the minimum time periods specified in Section 15(f) of the 1940 Act, they will ensure that (1) at least 75% of the Trustees of Hennessy Funds Trust are not “interested persons” (as that term is defined in the 1940 Act) of Hennessy Advisors or CCM; and (2) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) will be imposed on the Acquiring Fund.

The Target Funds’ Board of Trustees has approved the Plan and each of the resulting Reorganizations, and recommends that you vote “FOR” the Plan and the applicable Reorganization.

Assuming shareholders approve the Reorganizations, it is anticipated that the closing of the Reorganizations will be on November 10, 2023 (the “Closing Date”), or such other date as is agreed to by the parties, provided that the Acquiring Fund has received an opinion from Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, concerning the U.S. federal income tax consequences of the Reorganizations by the Closing Date. The Plan may be terminated, and the Reorganizations abandoned, at any time prior to the closing, whether before or after the requisite approval by the shareholders of the Target Funds, (a) either the Target Funds or the Acquiring Fund (i) in the event of the other party’s material breach of any representation, warranty, or covenant contained in the Plan to be performed at or before the Closing (as defined in the Plan) if such breach is incapable of being cured, (ii) if a condition to its obligations has not been met and it appears reasonably likely that such condition will not, or cannot, be met, or (iii) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganizations; or (b) the mutual consent of the parties.

Regardless of whether shareholders approve the Reorganizations, CCM and Hennessy Advisors will be responsible for paying their own professional fees, including legal fees, auditing and accounting fees, and other costs and expenses incurred by them or any of their affiliates in connection with the Reorganizations, and CCM and Hennessy Advisors will equally share the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target Funds, including the proxy advisory firm fees. Neither the Target Funds nor the Acquiring Fund will bear costs related to the Reorganizations regardless of whether the Reorganizations are consummated.

In addition to solicitations by mail, the officers and agents of the Target Funds also may solicit proxies, without special compensation, by telephone or via the Internet. The merger of each Target Fund into the Acquiring Fund will be treated as a separate Reorganization. If the Plan is not approved by a Target Fund’s shareholders, then the Target Funds’ Board of Trustees will continue to seek opportunities to reorganize such Target Fund into a different entity or liquidate the Target Fund, in all cases subject to approval by the Target Fund’s shareholders if required by applicable law.

C.	The Proposed Plan and Resulting Reorganizations

If the shareholders of the Target Funds approve the Plan and the Reorganizations take place, then:

●	the Acquiring Fund will acquire substantially all of the assets, assume all of the liabilities, and manage the assets of each of the Target Funds pursuant to the investment strategy the Acquiring Fund was operating under prior to the Reorganizations;

●	the Acquiring Fund will issue shares to the Target Funds, which the Target Funds will distribute pro rata to their shareholders, plus cash in lieu of fractional shares of the Acquiring Fund;

●	the shareholders of the Target Funds will become shareholders of the Acquiring Fund; and

●	the shares of the Acquiring Fund received by a shareholder of the Target Funds will have the same aggregate net asset value (“NAV”) as such shareholder’s interest in the applicable Target Fund immediately prior to the Reorganizations, with cash being received in lieu of fractional shares of the Acquiring Fund.

No sales charges will be imposed on the shares of the Acquiring Fund issued in connection with the Reorganizations. Each Reorganization has been structured with the intention that it qualify, for U.S. federal income tax purposes, as a reorganization under the Code. Therefore, it is intended that shareholders of a Target Fund should not recognize any gain or loss on their exchange of Target Fund shares for Acquiring Fund shares for such purposes as a result of the corresponding Reorganization except with respect to cash received in lieu of fractional shares of the Acquiring Fund.

D.	Comparison of the Target Funds and the Acquiring Fund

1.	Investment Objectives and Principal Investment Strategies

While the investment objective of the Target Funds is to provide long-term growth of capital and the investment objective of the Acquiring Fund is to achieve long-term capital appreciation, the parties believe the respective investment objectives of the Target Funds and the Acquiring Fund are substantially the same. The Target Funds’ principal investment strategy states that they look to invest in companies that may have positive impact attributes or specific impact characteristics and, at a minimum, maintain neutral posture toward ESG related risk. While the Acquiring Funds’ principal investment strategy does not expressly refer to impact investing, it does provide that the Fund looks to identify companies that have better ESG key performance indicators than other companies, which are companies that should have better ESG related risk. At a basic level, the Target Funds and the Acquiring Fund all invest in securities that meet ESG standards and are investments that CCM and Hennessy, respectively, believe can deliver strong financial performance.

As between the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund, the significant difference in principal investment strategies is that the CCM Core Impact Equity Fund invests principally in large companies with a focus on growth stocks, companies which CCM believes will provide a higher total return than that of the index, and the CCM Core Impact Equity Fund may invest more heavily in foreign securities. That said, the CCM Core Impact Equity Fund may also invest in small- and mid-capitalization companies like the CCM Small/Mid-Cap Impact Value Fund. The CCM Small/Mid-Cap Impact Value Fund invests principally in small- and mid-capitalization companies with a focus on value securities, companies which CCM believes have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth characteristics. That said, the CCM Small/Mid-Cap Impact Value Fund may also invest in large companies.

As between the Target Funds and the Acquiring Fund, the significant differences are that (1) the Target Funds expressly reference a focus on impact investments; (2) the Target Funds have reserved the ability to invest principally in foreign securities, preferred stocks, master limited partnerships, and real estate investment trusts (that said, the Target Funds do not currently materially invest in these type of securities); (3) the Target Funds have a fossil fuel free investment approach (that said, the Acquiring Fund does not have significant investments in securities that would breach the fossil fuel free investment approach); and (4) the Acquiring Fund has an investment approach that typically excludes investments in weapons, tobacco, or thermal coal (that said, the Target Funds do not have significant investments in weapons, tobacco, or thermal coal). While the Acquiring Funds’ principal investment strategy does not expressly refer to impact investing, it does provide that the Fund looks to identify companies that have better ESG key performance indicators than other companies, which are companies that should have better ESG related risk and are investments that fit within the Target Funds’ impact investing approach.

The Target Funds

Under normal circumstances, the CCM Core Impact Equity Fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities, principally in the common stocks of large companies CCM expects to demonstrate the long term ability to compound earnings at higher rates than the broader market, regardless of industry. Most of the CCM Core Impact Equity Fund’s investments are in U.S. based companies, although the Fund has the ability to invest internationally as well. To achieve its investment objective, CCM, under normal market conditions, employs a tactical allocation philosophy, meaning that the assets of the CCM Core Impact Equity Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various areas in the equity markets. The CCM Core Impact Equity Fund primarily invests in the equity securities of large capitalization companies and may also invest in the equity securities of small- and mid-capitalization companies, growth stocks that CCM believes will provide a higher return than that of its index, preferred stock, foreign securities, including American Depositary Receipts (“ADRs”), master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and in companies CCM expects to demonstrate a long-term ability to compound its earnings per share at a higher rate than the broad market (“Compounders”).

Under normal circumstances, the CCM Small/Mid-Cap Impact Value Fund will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in the securities of small- and mid-capitalization U.S. companies. CCM generally considers small- and mid-cap companies to be those that have similar market capitalizations at the time of purchase to companies represented by the Russell 2500® Index. As of April 28, 2023, the market capitalization range of the companies in the Russell 2500® Index was $15.8 billion to $159.5 million. The CCM Small/Mid-Cap Impact Value Fund invests in companies considered by CCM to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth characteristics, as well as MLPS, REITS and Compounders.

The Target Funds invest in companies that may have positive impact attributes or specific impact characteristics and, at a minimum, maintain neutral posture toward environmental, social and governance (“ESG”) related risk. CCM uses an internally developed investment process to seek to develop a fully integrated portfolio of securities that includes ESG factors that CCM believes can deliver strong financial performance while simultaneously having positive, long-term economic and sustainable impact. Securities are categorized by CCM based on the following:

●	Strong Positive Impact. Companies that CCM believes are significant contributors to society such as those that generate more than 50% of their revenue from a product or service and that align with affordable health and rehabilitative care; affordable housing; arts, culture and the creative economy (supporting educational programs, businesses, organizations, and the development of properties involved with visual, performing, design, literary, and other art-related works); disaster recovery, resilience and remediation (supporting economic development activities in federally designated disaster areas and physical and civic infrastructure to better prepare communities for the effects of climate change, natural disasters, and widespread health emergencies); economic inclusion (assisting and supporting the process of bringing targeted groups, individuals, and communities, including immigrants, refugees, and indigenous people, closer to the economic mainstream and capital markets); education and childcare; enterprise development and jobs; environmental sustainability (supporting activities that look to conserve natural resources and protect ecosystems to support health and wellbeing, now and in the future); gender lens (benefiting women and girls, primarily those that are LMI, including women-owned businesses, educational programs, health-related services, and affordable homeownership); healthy communities (establishing and maintaining effective strategies to achieve health equity in neighborhoods such as multi-use trails, community parks, access to nutritious foods, and investing in opportunities that promote health and wellness); human empowerment (assisting individuals and families, including immigrants, refugees, and indigenous people through resources and programs designed to achieve personal goals, greater self-sufficiency, and upward mobility); minority advancement (supporting high minority census tracts, majority-minority census tracts, racially or ethnically concentrated areas of poverty, and programs offering equal access to jobs, economic development, and affordable housing); neighborhood revitalization (transforming blighted neighborhoods into areas of opportunity and vibrant, safe places to live by assisting in the revitalization of community facilities and improvement in the quality of life for all residents); poverty alleviation (using statistical measures, along with federal/state agency designations, to track investments benefiting people and communities of persistent poverty); rural community development; seniors and the disabled; sustainable agriculture (promoting environmental stewardship and enhancing the quality of life for farm families and communities); and transit-oriented development (collectively, “Impact Themes”).

●	Moderate Positive Impact. Companies which have characteristics that align with one or more of the Impact Themes and that CCM believes are a net benefit to society.

●	Neutral Impact. Companies that do not fall within the two categories above but where there exists the potential to be included in the two categories in the future.

●	Negative Impact. The Target Funds will not invest in companies with excessive ESG-related risk such as fossil fuel exploration and production or any activity related to coal, tobacco, chemical manufacturing, weapons, and prison management, among others. At CCM’s discretion, other companies may also be excluded from the investment process due to their negative impact.

The Target Funds are fossil fuel free and do not invest in the following companies in accordance with maintaining a fossil-fuel free portfolio: (1) companies that own, extract, produce, process, or refine fossil fuels, oil, gas, and coal, (2) companies that store, transport, explore, or produce carbon-related fuels or energy sources or (3) companies that are in the oil and gas equipment and services businesses. However, the Target Funds may invest in: (1) utilities that have current fossil fuel power sources above 15% but are actively transitioning to renewable sources, (2) companies that are pursuing alternative energy technologies or are in alternative energy sectors, or (3) companies that are working to transition away from fossil fuels.

The Acquiring Fund

The Acquiring Fund is an actively managed, exchange-traded fund (“ETF”) that invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in exchange-traded equity securities of U.S. large-capitalization issuers that meet environmental, social, and governance (“ESG”) standards, as determined by the Portfolio Managers. The Acquiring Fund considers companies within the Russell 1000® Index and S&P 500® Index to be large-capitalization issuers. The Acquiring Fund also invests in exchange-traded equity securities of U.S. small- and medium-capitalization issuers that meet ESG standards, as determined by the Portfolio Managers.

In identifying investments for the Acquiring Fund, the Portfolio Managers utilize three independent processes. First, the Portfolio Managers apply a rules-based ESG methodology that seeks to identify the top 50% from each industry and sub-industry in the universe of large-capitalization companies, medium-capitalization companies, or small-capitalization companies, as applicable. Companies who have exclusively or primarily engaged in weapons, tobacco, or thermal coal are generally excluded from consideration. The remaining universe is then quantitatively scored against industry group peers on up to 21 sustainability-related key performance indicators (“KPIs”) such as energy productivity (a measure of the economic benefit a company receives from each unit of energy the company uses), carbon intensity (a measure of the degree to which a company’s revenues are linked to greenhouse gas production), water dependence (a measure of how dependent a company is on water as a resource), waste profile (a measure of how much (net) waste is created by a company), and KPIs relating to governance, including capacity to innovate, unfunded pension fund liabilities, chief executive officer/average worker pay, safety performance, employee turnover, leadership diversity, percentage tax paid, and percent of bonus linked to sustainability performance. The securities in the top 50% may be retained. The Portfolio Managers utilize data feeds from third parties that it considers, in its sole discretion, as trustworthy or that have the expertise in specific KPI areas. The current primary external data source is Corporate Knights Research, an affiliate of Stance Capital, but such firm or firms may change in the Portfolio Managers’ discretion. Corporate Knights Research is based in Toronto, and is a leading media firm in Canada focused on climate risk. For over 20 years, it has published an annual ranking of the most sustainable companies in the world. Its methodology is rules-based and forms the foundation of the Portfolio Managers’ approach to ESG scoring. Second, the Portfolio Managers apply a machine learning model that uses financial, risk, and other factors to identify companies that are most likely to outperform both in the absolute returns and in risk adjusted returns over the next quarter. In the final process, the portfolio is optimized to minimize tail risk and maximize diversification. The Portfolio Managers generally rebalance the Acquiring Fund’s portfolio quarterly.

The Portfolio Managers may actively trade the Acquiring Fund’s investment portfolio and, as a result, the Acquiring Fund may experience a high portfolio turnover rate. Positions are sold at least quarterly if the Portfolio Managers decide they are no longer optimal in the portfolio. The Acquiring Fund’s investment portfolio is focused, and is generally composed of about 30 investment positions.

While investing in a particular sector is not a principal investment strategy of the Acquiring Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. While the Acquiring Fund does not place any restrictions on its level of sector concentration, it will limit its investments in industries within any particular sector to less than 25% of the Acquiring Fund’s total assets. On each rebalancing date, investments within a particular sector will also be capped at up to twice the weight of the sector within the S&P 500 Index.

The Acquiring Fund is actively-managed, semi-transparent exchange-traded fund. Unlike traditional exchange-traded funds, which generally publish their portfolio holdings on a daily basis, the Acquiring Fund discloses a portfolio transparency substitute—the “Portfolio Reference Basket”—and certain related information about the Portfolio Reference Basket relative to its actual portfolio (“Actual Portfolio”) holdings (the “Portfolio Reference Basket Disclosures”), which are intended to help keep the market price of the Acquiring Fund’s shares trading at or close to the underlying NAV per share of the Acquiring Fund. While the Portfolio Reference Basket includes all of the Acquiring Fund’s holdings, it is not the Acquiring Fund’s Actual Portfolio because the holdings will be weighted differently, subject to a minimum weightings overlap of 90% with the Acquiring Fund’s Actual Portfolio at the beginning of each trading day. The Acquiring Fund also discloses the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions (the “Guardrail Amount”). The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day. The Acquiring Fund is actively managed and does not seek to track an index.

Each of the Target Funds and the Acquiring Fund intend to continue to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Code.

2.	Fundamental Investment Restrictions

The Target Funds and the Acquiring Fund have several fundamental investment restrictions that are substantively the same and, although there are minor differences in how the Target Funds and the Acquiring Fund articulate their fundamental investment restrictions, the parties believe that these differences are not material. However, the Target Funds have additional fundamental and non-fundamental investment restrictions in place that the Acquiring Fund does not have in place. The Target Funds have fundamental investment restrictions whereby the Target Funds are not permitted to invest for the purpose of exercising control or management of another issuer, participate on a joint or joint and several basis in any trading account in securities or make short sales of securities or maintain a short position, except for outright short sales and short sales “against the box.” Pursuant to an exemptive order from the SEC issued to the Acquiring Fund on December 14, 2022, the Acquiring Fund is also prohibited from holding short positions. As to non-fundamental investment restrictions, the Target Funds may not purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

3.	Manager of Managers Structure

The Acquiring Fund may elect to implement a manager of managers structure under exemptive relief issued by the Securities and Exchange Commission, just as the Target Funds operate under a manager of managers structure, that permits CCM, with the approval of the Target Funds’ Board of Trustees, to appoint and replace unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Target Funds without shareholder approval. The Acquiring Fund’s manager of managers structure would permits Hennessy Advisors, with the approval of the Acquiring Fund’s Board of Trustees, to appoint and replace unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Acquiring Fund without shareholder approval. As a result of the Target Funds already operating under a manager of managers structure, the Acquiring Fund’s implementation of a manager of managers structure would not increase the risks to which the Target Fund shareholders are already subject.

4.	Investment Advisors

CCM is the investment advisor of the Target Funds. CCM is located at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324. CCM is organized as a Delaware limited liability company and was founded in 1998. CCM is registered with the SEC as an investment advisor. As of April 30, 2023, CCM managed approximately $4.2 billion in assets under management. Subject to the overall supervision of the Target Funds’ Board of Trustees, CCM manages the overall investment operations of the Target Funds pursuant to the terms of an investment advisory agreement between QIT and CCM (the “CCM Advisory Agreement”). Under the terms of the CCM Advisory Agreement, the CCM Core Impact Equity Fund and CCM Small/Mid-Cap Impact Value Fund pay CCM a management fee that is computed and paid monthly at an annual rate of 0.75% and 0.90%, respectively, of the applicable Target Fund’s average daily net assets during the month.

Hennessy Advisors is the investment advisor of the Acquiring Fund. Hennessy Advisors, Inc. is located at 7250 Redwood Blvd., Suite 200, Novato, California 94945. Hennessy Advisors was organized as a California corporation in 1989 and is registered with the SEC as an investment advisor. As of March 31, 2023, Hennessy Advisors managed $2.9 billion of net assets on behalf of all series in Hennessy Funds Trust. Subject to the direction and control of the Acquiring Fund’s Board of Trustees, Hennessy Advisors formulates and implements an investment program for the Acquiring Fund, primarily in the form of oversight of the Sub-Advisors, pursuant to an investment advisory agreement between Hennessy Funds Trust and Hennessy Advisors. For its services, the Acquiring Fund pays Hennessy Advisors a unitary management fee that is computed daily and paid monthly at an annual rate of 0.95% of the Acquiring Fund’s average daily net assets, subject to an expense limitation agreement.

Hennessy Advisors has delegated the day-to-day management of the portfolio composition of the Acquiring Fund to Stance Capital. Accordingly, the investment portfolio of the Target Funds will not be managed by the existing portfolio managers of the Target Funds following the Reorganizations. Rather, the current portfolio managers of the Acquiring Fund will continue to manage the investment portfolio of the Acquiring Fund following the Reorganizations.

In its capacity as sub-advisor, subject to the supervision of Hennessy Advisors and the Acquiring Fund’s Board of Trustees, Stance Capital makes investment decisions for the Acquiring Fund and continuously reviews, supervises, and administers the investment program of the Acquiring Fund. For these services, Hennessy Advisors pays Stance Capital a sub-advisory fee calculated daily and paid monthly at an annual rate of 0.40% of the Acquiring Fund’s average daily net assets up to $125 million, 0.37% of average daily net assets for assets over $125 million and up to $250 million, and 0.35% for average daily net assets in excess of $250 million.

In addition, Hennessy Advisors has delegated the responsibility for selecting broker-dealers to execute purchase and sale transactions for the Acquiring Fund to Vident, as instructed by Stance Capital, subject to the supervision of Hennessy Advisors and the Acquiring Fund’s Board of Trustees. For these services, Hennessy Advisors pays Vident a sub-advisory fee calculated daily and paid monthly at an annual rate of 0.05 % of the Acquiring Fund’s average daily net assets up to $250 million, 0.045% of average daily net assets for assets over $250 million and up to $500 million, and 0.04% for average daily net assets in excess of $500 million. Hennessy Advisors has agreed to pay a minimum sub-advisory fee to Vident of $18,750 on an annual basis.

5.	Distribution Services

Foreside Fund Services, LLC (“Foreside”), located at 3 Canal Plaza, Suite 100, Portland, Maine 03101, currently serves as the distributor for the Target Funds. Shares of the Target Funds are continuously offered by Foreside. Foreside is not obligated to sell any specific number of shares of the Target Funds but has undertaken to sell such shares on a best effort basis. Foreside is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

Quasar Distributors, LLC (the “Distributor”), located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as the distributor for the Acquiring Fund. The Acquiring Fund’s shares are continuously offered for sale only in Creation Units (as described below) on a best efforts basis. The Distributor does not maintain a secondary market in the Acquiring Fund’s shares. The Distributor is a registered broker-dealer and member of FINRA.

Foreside and Quasar Distributors are affiliated entities under common control. Accordingly, there is expected to be no noticeable change in the type or quality of service provided to the Target Funds versus the Acquiring Fund.

6.	Purchase and Redemption Procedures

Upon consummation of the Reorganizations, shareholders of the Target Funds will effectively be converted into shareholders of the Acquiring Fund and hold shares of the Acquiring Fund with the same NAV as shares of the Target Funds that they held prior to the Reorganizations. Shares of ETFs are subject to different purchase and redemption procedures than those applicable to mutual funds (such as the Target Funds). For example, whereas purchases and redemptions of mutual fund shares are made directly from the mutual fund, only authorized participants (“APs”) (typically broker-dealers) may purchase and redeem directly from an ETF. In addition, because shares of an ETF trade on an exchange in the secondary market, shares of an ETF are valued at market price, unlike mutual funds are that valued at net asset value (“NAV”). Please see below for a detailed explanation of the purchase and redemption procedures applicable to the Target Funds and the Acquiring Fund.

The Target Funds

Purchases and redemptions of shares of the Target Funds are made at the NAV per share next determined after receipt of the complete and accurate purchase or redemption order by the Target Funds’ transfer agent. The Target Funds’ transfer agent assesses a fee of $15.00 for each redemption made by wire. The Target Funds also offer an automatic investment plan, whereby an existing shareholder may authorize the Target Funds to withdraw from his or her personal bank account at regular intervals an amount that such shareholder wishes to invest.

The minimum amounts required to make an initial investment or subsequent investment in Advisor Class Shares of the Target Funds, are indicated below:

	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular Account	$2,000	$100
Individual Retirement Accounts	$1,000	$100

The minimum investment for Institutional Class Shares of the Target Funds is $25,000, although CCM has the ability to waive the investment minimum for Institutional Class Shares at its discretion.

The Acquiring Fund

The Acquiring Fund issues and redeem its shares at NAV only in large blocks known as “Creation Units,” which only APs (typically broker-dealers) may purchase or redeem. Creation Units generally consist of 5,000 shares, though this may change from time to time. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities or cash.

Only APs may acquire shares directly from the Acquiring Fund, and only APs may tender their shares for redemption directly to the Acquiring Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Acquiring Fund’s distributor, and that has been accepted by the Acquiring Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, shares of the Acquiring Fund trade in the secondary market in quantities less than a Creation Unit. Most investors buy and sell shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the NYSE Arca, Inc. (the “Exchange”) and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling shares of the Acquiring Fund through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices rather than NAV, shares of the Acquiring Fund may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market.

Information regarding how often shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Acquiring Fund is available, free of charge, on the Acquiring Fund’s website at www.hennessyetfs.com.

The Acquiring Fund does not permit exchanges of shares of the Acquiring Fund for shares of another fund.

E.	Other Significant Considerations and Consequences of the Proposed Reorganization

Hennessy Advisors will continue to serve as the investment advisor to the Acquiring Fund following the Reorganizations. Hennessy Advisors will also continue to employ Stance Capital and Vident as the sub-advisors for the Acquiring Fund following the Reorganizations. Accordingly, there will be a change in the day-to-day management of the investment portfolio of the Target Funds as a result of the change in investment advisor, as the current portfolio managers of the Target Funds at CCM will not continue as portfolio managers of the Acquiring Fund. The current portfolio managers of the Acquiring Fund will continue to manage the investment portfolio of the Acquiring Fund following the Reorganizations. The Acquiring Fund will be supervised by the Acquiring Fund’s Board of Trustees and will be serviced by the Acquiring Fund’s service providers.

While the management fee for the Target Funds will technically increase following the Reorganizations, the management fee of 0.95% of the Acquiring Fund’s average daily net assets charged by Hennessy Advisors is a unitary management fee for which Hennessy Advisors bears all expenses incurred in connection with providing services to the Fund. The operating expenses covered by the unitary fee include third party data providers, transfer agency, custody, fund administration, legal, audit and other services. Additionally, for no compensation, Hennessy Advisors pays all other operating expenses of the Acquiring Fund, including sub-advisory fees, with the exception of the following: (i) the management fees paid to Hennessy Advisors; (ii) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses, trading expenses, and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation or redemption transactions; (v) compensation paid to the Independent Trustees and fees paid to Independent Trustees’ counsel; (vi) tax expenses and governmental fees; and (vii) extraordinary expenses not incurred in the course of ordinary business (the “Excluded Fees”). The Acquiring Fund and its shareholders bear the costs of Excluded Fees and if the Fund incurred significant Excluded Fees this could result in a material increase in the Fund’s total operating expenses.

As a result of the above, the total annual fund operating expenses of the Acquiring Fund are significantly less than that of the Target Funds. Accordingly, shareholders of the Target Funds will experience a decrease in total fund operating expenses following the Reorganizations. Further, Hennessy Advisors has contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) of the Acquiring Fund do not exceed 0.85% of the Acquiring Fund’s average daily net assets through December 31, 2024 (and subsequent to such date, the total operating expenses of the Acquiring Fund will not exceed 0.95% of the Acquiring Fund’s average daily net assets as part of the unitary fee, subject to any excluded fees that are born by the Acquiring Fund, as discussed herein).

Upon completion of the Reorganization, you will own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned immediately prior to the Reorganizations. Because shares of the Acquiring Fund are not issued in fractional shares, shareholders will receive cash in lieu of fractional shares of the Acquiring Fund. The payment of cash for fractional shares will be a taxable event for. U.S. federal income tax purposes, provided that non-U.S. or tax-exempt shareholders or those who hold their shares in retirement accounts generally will not be subject to U.S. federal income tax for such payments. Please see the summary of the Material U.S. Federal Income Tax Consequences of the Proposed Reorganization.

As noted herein, if Target Fund shareholders hold shares in an account that is not permitted to hold ETF shares, then steps must be taken to transfer the Target Fund shares into an account that is permitted to hold ETF shares prior to the Reorganization, otherwise such shareholders will receive a distribution of cash equal to the net asset value of the Target Fund shares held by the shareholders. Please see Important Notice About Your Account Holding Target Fund Shares Questions and Answers. Such shareholders may experience a gain or loss for U.S. federal income tax purposes if their investment is liquidated and the cash value of their Target Fund Shares is returned to them or if their shares of the Target Funds are transferred by their financial intermediary to a different investment option because they did not hold their shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund. The information about tax consequences in this document relates to the U.S. federal income tax consequences of the Reorganization only. Shareholders should consult their tax advisors about the U.S. federal, state and local and non-U.S. tax consequences to them of the Reorganization.

The Target Funds will have received on the Closing Date (as defined in the Plan) an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, to the effect that each of the proposed Reorganizations will constitute a reorganization within the meaning of Section 368(a) of the Code. As a reorganization, no gain or loss would be recognized by a Target Fund upon the transfer of assets solely in exchange for shares of the Acquiring Fund and its assumption of liabilities or by such Target Fund’s corresponding shareholders upon their exchange of Target Fund shares for Acquiring Fund shares except with respect to cash received in lieu of fractional shares of the Acquiring Fund. The tax basis for the shares of the Acquiring Fund received by shareholders of the Target Funds would be the same as their tax basis for the shares of the Target Funds that are surrendered in the exchange (after reduction for any cash received in lieu of fractional shares). In addition, a Target Fund’s shareholder’s holding period in the Acquiring Fund shares received in the corresponding Reorganization would include such shareholder’s holding period in its Target Fund shares (as long as such shares were held as capital assets such shareholder).

II.	PRINCIPAL RISK FACTORS

Set forth below are the principal risks of the Target Funds and the Acquiring Fund. As between the two Target Funds, the significant differences in the principal risks are that (1) the CCM Core Impact Equity Fund has a risk factor regarding growth stocks and a risk factor regarding foreign securities, in light of its principal investment strategies, that the CCM Small/Mid-Cap Impact Value Fund does not have; and (2) the CCM Small/Mid-Cap Impact Value Fund has a risk factor regarding value stocks, in light of its principal investment strategies, that the CCM Core Impact Equity Fund does not have.

As between the Target Funds and the Acquiring Fund, the significant differences in the principal risks are that (1) the Target Funds have risk factors related to growth stocks, foreign securities, and value stocks, in light of their principal investment strategies, that the Acquiring Fund does not have; (2) the Acquiring Fund has risk factors regarding the nature of the Acquiring Fund as an ETF that the Target Funds do not have; and (3) the Acquiring Fund has risk factors related to new fund risk, as it has been in operation for only a short period of time, and risk factors related to third party data providers and models, as the Acquiring Fund uses these resources for ESG investing, and the Target Funds do not. That said, while the Acquiring Fund’s portfolio managers do not do all of their ESG analysis and assessment on their own, like the Target Funds’ portfolio managers, they do have ultimate say for how the third party data and models are applied when making investment decisions. And, like the Target Funds, the Acquiring Fund’s portfolio managers may select or exclude securities of certain companies for reasons other than performance in pursuing investments using ESG factors.

Target Funds

The risks related to the principal investment strategies of both of the Target Funds are as follows:

Impact/ESG Risk: CCM may select or exclude securities of certain companies for reasons other than performance and, as a result, the Target Funds may underperform other funds that do not use an impact/ESG screening process. Impact/ESG investing is qualitative and subjective by nature. There is no guarantee that impact/ESG criteria used by CCM will reflect beliefs or values of any particular investor.

Common Stock Risk: Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Target Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Small-Cap and Mid-Cap Securities Risk: The Target Funds invest in companies with small market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, small-capitalization stock prices have greater volatility than large company securities.

Management Risk: The Target Funds are subject to management risk because they are an actively managed investment portfolios. CCM will apply its investment techniques and risk analyses, including tactical allocation strategies, in making investment decisions for the Target Funds, but there is no guarantee that its decisions will produce the intended result.

Master Limited Partnership Risk: The Target Funds’ exposure to master limited partnerships (“MLPs”) may subject the Target Funds to greater volatility than investments in traditional securities. The value of MLP and MLP-based exchange-traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Real Estate Investment Trust Risk: The Target Funds may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Target Funds may be increased.

Additional risks related to the principal investment strategies of the CCM Core Impact Equity Fund are as follows:

Growth Risk: There is a risk that the CCM Core Impact Equity Fund’s growth style may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Foreign Securities Risk: Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to CCM Core Impact Equity Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Target Fund to the risks associated with fluctuations in currency values.

Additional risks related to the principal investment strategies of the CCM Small/Mid-Cap Impact Value Fund are as follows:

Value Securities Risk: The CCM Small/Mid-Cap Impact Value Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If CCM’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the CCM Small/Mid-Cap Impact Value Fund’s return.

Acquiring Fund

The risks related to the principal investment strategies of the Acquiring Fund are as follows:

Portfolio Reference Basket Structure Risk: Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Acquiring Fund discloses the identities of all portfolio holdings daily, but not the exact quantities or weightings. Instead, the Acquiring Fund discloses a Portfolio Reference Basket generated each day by a proprietary algorithmic process that is designed to closely track the daily performance of the Acquiring Fund’s Actual Portfolio on any given trading day. Although the Portfolio Reference Basket and Portfolio Reference Basket Disclosures are intended to provide APs and other market participants with enough information to allow them to engage in effective arbitrage transactions that will help keep the market price of the Acquiring Fund’s shares trading at or close to the underlying NAV per share of the Acquiring Fund, there is a risk that market prices will vary significantly from the underlying NAV of the Acquiring Fund, which may be heightened during periods of market disruption or volatility.

Bid/Ask Spread Risk. The Acquiring Fund’s shares may trade at a wider bid/ask spread than shares of traditional ETFs and may therefore be more costly for investors to trade, which may be heightened during periods of market disruption or volatility. “Bid” refers to the highest price a buyer will pay to buy a specified number of shares of a stock at any given time. “Ask” refers to the lowest price at which a seller will sell the stock. The difference between the bid price and the ask price is called the “spread.”

Additional Trading Cost Risk. The Portfolio Reference Basket structure itself may result in additional trading costs because the Acquiring Fund may receive or deliver holdings in different weightings on any given day than the weightings of the Acquiring Fund’s Actual Portfolio, which may result in portfolio turnover, and related transaction costs, to realign the Actual Portfolio with the Acquiring Fund’s intended investment strategy.

Arbitrage Risk. There can be no assurance that the Portfolio Reference Basket structure will operate as intended. The Portfolio Reference Basket structure is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Portfolio Reference Basket structure as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the proprietary algorithmic process employed to create a Portfolio Reference Basket that performs in a manner substantially identical to the performance of the Acquiring Fund’s Actual Portfolio and the willingness of APs and other market participants to trade based on the Portfolio Reference Basket.

Calculation of Reference Basket Risk. Although the Acquiring Fund provides an independent third party with information to generate the Portfolio Reference Basket, the Acquiring Fund is not involved in the actual calculation of the Portfolio Reference Basket and is not responsible for the calculation or dissemination of the Portfolio Reference Basket. The Acquiring Fund makes no warranty as to the accuracy of the Portfolio Reference Basket or that it will produce the intended results.

Tracking Error Risk. In the event that the Portfolio Reference Basket structure does not result in effective arbitrage opportunities in the Acquiring Fund’s shares, the Acquiring Fund may exhibit wider premiums/discounts, bid/ask spreads, and tracking error than traditional ETFs.

Remedial Action Risk. Until March 15, 2024, the date the Stance Equity ESG Large Cap Core ETF, a series of the RBB Fund (the “Predecessor Fund”), was launched, if the tracking error (relative to the Actual Portfolio) exceeds 1%, or if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the closing price or the mid-point of the highest bid and lowest offer at the time of calculation of the NAV (the “Bid/Ask Price”), on one hand, and NAV, on the other, exceeds 2.00%, or the bid/ask spread exceeds 2.00%, Hennessy Advisors will recommend appropriate remedial measures to the Board of Trustees for its consideration, which may include, but are not limited to, changing lead market makers, listing the Acquiring Fund on a different exchange, changing the size of creation units, changing the Acquiring Fund’s investment objective or strategy, and liquidating the Acquiring Fund.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk: Only an AP may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers or liquidity providers in the marketplace. To the extent either of the following events occur, the Acquiring Fund’s shares may trade at a material discount to NAV and possibly face trading halts or delisting: (i) APs exit the business or otherwise become unable to process creation or redemption orders and no other APs step forward to perform these services, or (ii) market makers or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Acquiring Fund shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy shares of the Acquiring Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers, or liquidity providers may be less willing to transact in Acquiring Fund shares. Further, the Acquiring Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as APs, market makers, or liquidity providers.

Cash Transactions Risk: Unlike traditional ETFs, the securities in the Acquiring Fund’s basket of securities exchanged for a Creation Unit will not correspond pro rata to the positions in the Acquiring Fund’s portfolio, and the Acquiring Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Acquiring Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Acquiring Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to /or at an earlier date than if the Acquiring Fund had effected redemptions wholly on an in-kind basis.

Secondary Market Trading Risk: Although the Acquiring Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Acquiring Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities or the financial instruments composing the Portfolio Reference Basket or Actual Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. If the Exchange becomes aware that the NAV, Portfolio Reference Basket, or Actual Portfolio is not disseminated to all market participants at the same time, the Exchange shall halt trading in such series until such time as the NAV, Portfolio Reference Basket, or Actual Portfolio is available to all market participants at the same time. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in shares when extraordinary volatility causes sudden, significant swings in the market price of shares. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Acquiring Fund. Trading halts may have more effect on the Acquiring Fund because of its semi-transparent structure. There can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Acquiring Fund’s shares may begin to mirror the liquidity of the Acquiring Fund’s underlying holdings, which can be significantly less liquid than the Acquiring Fund’s shares.

Shares May Trade at Prices other than NAV Risk: As with all ETFs, the Acquiring Fund’s shares may be bought and sold in the secondary market at market prices. Although the Portfolio Reference Basket structure is intended to provide market participants with enough information to allow for an effective arbitrage mechanism that will help to keep the market price of the Acquiring Fund’s shares at or close to the Acquiring Fund’s NAV, there is a risk that market prices for Acquiring Fund shares will vary significantly from the Acquiring Fund’s NAV. This risk is heightened in times of market disruption or volatility or periods of steep market declines. The market price of shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your Acquiring Fund shares. This risk may be greater for the Acquiring Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis because the publication of the Portfolio Reference Basket does not provide the same level of transparency as the daily publication of the actual portfolio by a traditional ETF. This could cause the Acquiring Fund’s shares to have wider bid/ask spreads and larger premiums/discounts than traditional ETFs using the same or similar investment strategies. Therefore, the Acquiring Fund’s shares may cost investors more to trade than traditional ETF shares, especially during periods of market disruption or volatility.

Limitations of Intraday Indicative Value (IIV) Risk: The Exchange or a market data vendor intends to disseminate the approximate per share value of the Acquiring Fund’s Portfolio Reference Basket every 15 seconds (the ‘‘intraday indicative value’’ or ‘‘IIV’’). The IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of the Acquiring Fund because (i) the IIV is not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Acquiring Fund expenses, and (iv) the IIV is based on the Portfolio Reference Basket and not on the Acquiring Fund’s Actual Portfolio. The Acquiring Fund, Hennessy Advisors, and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Acquiring Fund’s IIV, and the Acquiring Fund, Hennessy Advisors, and their affiliates do not make any warranty as to the accuracy of these calculations.

Early Close/Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Acquiring Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Acquiring Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, or may incur substantial losses and may limit or stop purchases of the Acquiring Fund.

Environmental, Social, and Governance Investing Risk: ESG investing risk is the risk stemming from the environmental, social, and governance factors that the Acquiring Fund applies in selecting securities. The Acquiring Fund intends to invest in companies with measurable high ESG ratings relative to their sector peers, and screen out particular companies that do not meet its ESG criteria. This may affect the Acquiring Fund’s exposure to certain companies or industries and cause the Acquiring Fund to forego certain investment opportunities. The Acquiring Fund’s returns may be lower than other funds that do not seek to invest in companies based on ESG ratings or screen out certain companies or industries. The Acquiring Fund seeks to identify companies that it believes may have higher ESG ratings, but investors may differ in their views of ESG characteristics. As a result, the Acquiring Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Third Party Data Provider Risk: In evaluating issuers, the Portfolio Managers rely upon information and data, including from third party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the Portfolio Manager to incorrectly assess an issuer’s business practices with respect to ESG. As a result, the Acquiring Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different third party data providers.

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, political and other events, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Large-Cap Companies Risk: The stocks of large-capitalization companies as a group could fall out of favor with the market, causing the Acquiring Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

Small-Sized and Medium-Sized Companies Risk: The Acquiring Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Smaller companies may have limited product lines, markets, and financial resources, and their management may be dependent on fewer key individuals.

Model Risk: The Acquiring Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that the Portfolio Managers’ use of these models will result in effective investment decisions for the Acquiring Fund. The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that the models use may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Acquiring Fund to achieve its investment objective.

New Fund Risk: The Acquiring Fund is a recently organized, diversified management investment company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Acquiring Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees may determine to liquidate the Acquiring Fund.

High Portfolio Turnover Risk: The Acquiring Fund has had high portfolio turnover in its two most recent reporting periods. High portfolio turnover will produce higher transaction costs (such as brokerage commissions and dealer markups) that the Acquiring Fund must pay, thus reducing the Acquiring Fund’s performance. High portfolio turnover may also result in higher taxes when Acquiring Fund shares are held in a taxable account.

Sector Risk: While investing in a particular sector is not a principal investment strategy of the Acquiring Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. The Acquiring Fund is currently substantially invested in the Consumer Discretionary and Health Care sectors and its performance is therefore tied closely to, and affected by, developments in these industries. Companies in the Consumer Discretionary sector may be affected by commodity price volatility, consumer preferences, competition, changing demographics, and labor relations. These companies depend heavily on disposable household income and consumer spending, and social trends and marketing campaigns may significantly affect demand for their products. Consumer discretionary companies may also lose value more quickly in periods of economic downturns because their products are viewed as nonessential luxury items. Companies in the Health Care sector are subject to extensive government regulation and can be significantly affected by government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and an increased emphasis on outpatient services.

Tax Law Change Risk: All statements contained in this Proxy Statement/Prospectus regarding the U.S. federal income tax consequences of an investment in the Acquiring Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Acquiring Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Acquiring Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Acquiring Fund and the Acquiring Fund’s investments or holding structures.

Predatory Trading Practices Risk: Although the Acquiring Fund seeks to benefit from keeping its portfolio holdings information secret, market participants may attempt to use the Portfolio Reference Basket and related Portfolio Reference Basket Disclosures to identify the Acquiring Fund’s holdings and trading strategy. If successful, this could result in such market participants engaging in predatory trading practices that could harm the Acquiring Fund and its shareholders. The Portfolio Reference Basket and related Portfolio Reference Basket Disclosures have been designed to minimize the risk that market participants could “reverse engineer” the Acquiring Fund’s portfolio and investment strategy, but they may not be successful in this regard.

III.	COMPARISON FEE TABLES AND EXAMPLES

A.	Fee Tables

The merger of each Target Fund into the Acquiring Fund will be treated as a separate Reorganization. Accordingly, shareholder approval and consummation of each Reorganization are not contingent on shareholder approval and consummation of any other Reorganization. Upon consummation of a Reorganization, the Advisory Class and Institutional Class of a Target Fund will merge into the single share class of the Acquiring Fund. With respect to the fees and expenses presented below for the Acquiring Fund, such presentation is representative of the fees and expenses of the Acquiring Fund regardless of whether a Reorganization is consummated with respect to a single Target Fund or whether the Reorganizations are consummated with respect to both Target Funds.

With respect to either of the Target Funds and the Acquiring Fund, you will indirectly pay various expenses because the Target Funds and the Acquiring Fund pays fees and expenses that reduce the return on your investment. The following tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Target Funds or the Acquiring Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or Examples below. A Reorganization itself will not cause a shareholder to directly pay any additional fees, but there can be no assurances about the net expense ratios, which may increase depending on various factors.

CCM Core Impact Equity Fund

SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class	Institutional Class	Pro Forma Acquiring Fund

	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%	0.95%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.86%	0.86%	0.00%
Shareholder Servicing Fees	0.09%	0.09%	0.00%
Total Other Expenses	0.95%	0.95%	0.00%
Total Annual Fund Operating Expenses	1.95%	1.70%	0.95%
(Less Waivers/Reimbursements) (1)	None	None	(0.10)%
Net Operating Expenses	1.95%	1.70%	0.85%

(1)	The Acquiring Fund’s investment manager has contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) do not exceed 0.85% of the Acquiring Fund’s average daily net assets. The contractual arrangement will continue until December 31, 2024, at which time it will automatically terminate (and it may not be terminated prior to that date). The Acquiring Fund’s investment manager may recoup reimbursed amounts for three years after the reimbursement occurred if total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such reimbursement or such recoupment.

CCM Small/Mid-Cap Impact Equity Value Fund

SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class	Institutional Class	Pro Forma Acquiring Fund

	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%	0.95%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses(1)	1.20%	1.20%	0.00%
Shareholder Servicing Fees	0.08%	0.08%	0.00%
Total Other Expenses	1.28%	1.28%	0.00%
Total Annual Fund Operating Expenses	2.43%	2.18%	0.95%
(Less Waivers/Reimbursements) (1)(2)	(0.88)%	(0.88)%	(0.10)%
Net Operating Expenses	1.55%	1.30%	0.85%

(1)	CCM has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any Rule 12b-1 fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, liquidations and other extraordinary expenses) in order to prevent total annual fund operating expenses from exceeding 1.30% of the Target Fund’s average daily net assets through October 28, 2023. Pursuant to its expense limitation agreement with the Target Fund, CCM is entitled to recoup any fees that it waived and/or Target Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by CCM will not cause the Target Fund to exceed any applicable expense limitation that was in place for the Target Fund when the fees were waived or expenses were paid. These waivers and reimbursements may be terminated at any time with respect to the Target Fund by the Target Funds’ Board of Trustees upon sixty (60) days’ written notice to CCM without payment of any penalty and shall automatically terminate upon the termination of the Target Fund’s advisory contract with CCM.
(2)	The Acquiring Fund’s investment manager has contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) do not exceed 0.85% of the Acquiring Fund’s average daily net assets. The contractual arrangement will continue until December 31, 2024, at which time it will automatically terminate (and it may not be terminated prior to that date). The Acquiring Fund’s investment manager may recoup reimbursed amounts for three years after the reimbursement occurred if total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such reimbursement or such recoupment.

Acquiring Fund

SHAREHOLDER FEES
(fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Expense Reimbursement(1)	(0.10)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%

(1)	The Fund’s investment manager has contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) do not exceed 0.85% of the Fund’s average daily net assets. The contractual arrangement will continue until December 31, 2024, at which time it will automatically terminate (and it may not be terminated prior to that date). The Fund’s investment manager may recoup reimbursed amounts for three years after the reimbursement occurred if total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such reimbursement or such recoupment.

B.	Example

The examples set forth below are intended to help you compare the cost of investing in the Target Funds and the Acquiring Fund with the cost of investing in other funds.

The examples assume that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, that any waiver or expense reimbursement remains in effect for one year with respect to the Target Funds and two years with respect to the Acquiring Fund, and that the applicable Fund’s operating expenses remain the same after. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

CCM Core Impact Equity Fund

	One Year	Three Years	Five Years	Ten Years
CCM Core Impact Equity Fund
Advisor Class	$198	$612	$1,052	$2,275
Institutional Class	$173	$536	$923	$2,009
Pro Forma Acquiring Fund	$87	$282	$505	$1,148

CCM Small/Mid-Cap Impact Equity Value Fund

	One Year	Three Years	Five Years	Ten Years
CCM Small/Mid-Cap Impact Equity Value Fund
Advisor Class	$158	$673	$1,216	$2,699
Institutional Class	$132	$597	$1,089	$2,444
Pro Forma Acquiring Fund	$87	$282	$505	$1,148

Acquiring Fund

One Year	Three Years	Five Years	Ten Years
$87	$282	$505	$1,148

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATIONS

The following is a summary of key information concerning the proposed Reorganizations. Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A, and in the documents incorporated by reference into this Proxy Statement/Prospectus.

On April 26, 2023, Hennessy Advisors and CCM entered into a Purchase Agreement (the “Agreement”), pursuant to which Hennessy Advisors agreed to purchase assets related to the management of the Target Funds. The reorganization of the Target Funds into the Acquiring Fund is a condition to the purchase contemplated by the Agreement.

A.	Summary of the Proposed Reorganization

Pursuant to the Plan, the Acquiring Fund will acquire all of the assets, and assume all of the liabilities, of the Target Funds solely in exchange for that number of shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the respective Target Fund as of the close of business on the business day immediately preceding the Closing Date of the proposed Reorganizations (the “Valuation Date”), plus cash in lieu of fractional shares of the Acquiring Fund. Immediately thereafter, each Target Fund will distribute the Acquiring Fund’s shares (plus cash in lieu of fractional shares of the Acquiring Fund) to its respective shareholders by establishing accounts on the Acquiring Fund’s share records in the names of those shareholders representing the respective pro rata number of the Acquiring Fund’s shares deliverable to them, in complete liquidation of the Target Funds. Certificates evidencing the Acquiring Fund’s shares will not be issued to the shareholders of the Target Funds.

Until the Closing Date of the proposed Reorganizations, shareholders of the Target Funds will continue to be able to redeem their shares at the net asset value next determined after receipt by the Target Funds’ transfer agent of a redemption request in proper form. Any redemption or purchase requests received by the transfer agent of the Target Funds after the Closing Date will not be processed by the transfer agent because shares of the Acquiring Fund may only be purchased or tendered for redemption by APs. After the proposed Reorganizations are consummated, all of the issued and outstanding shares of the Target Funds will be canceled on the books of the Target Funds and the transfer books of the Target Funds will be permanently closed.

Generally, the assets transferred by the Target Funds to the Acquiring Fund will include all investments of the Target Funds held in their respective portfolios as of the Valuation Date and all other assets of the Target Funds as of such time. The Acquiring Fund is permitted to hold indefinitely the portfolio securities transferred to the Acquiring Fund from the Target Funds (“acquired securities”) unless an acquired security violates the investment limitations of the Acquiring Fund. The Acquiring Fund may sell acquired securities in the ordinary course of business in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategy or to meet redemption requests. Therefore, the Acquiring Fund will not dispose of the securities held by a Target Fund in connection with the Reorganization to align the securities portfolio of such Target Fund with the securities portfolio of the Acquiring Fund. That said, following the Reorganization the Acquiring Fund will sell acquired securities in the ordinary course of business in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategy or to meet redemption requests. No sales charges will be imposed on the shares of the Acquiring Fund issued in connection with the proposed Reorganizations.

Since the shares of the Acquiring Fund will be issued at NAV in exchange for the net assets of the Target Funds having a value equal to the aggregate NAV of the shares of the Target Funds as of the Valuation Date, the NAV per share of the Acquiring Fund should remain virtually unchanged solely as a result of the Reorganizations. Thus, the Reorganizations should not result in dilution of the NAV of the Target Funds or the Acquiring Fund immediately following consummation of the Reorganizations. However, a shareholder of a Target Fund may end up with a different number of shares compared to what he or she originally held, but the total dollar value of shares held will remain the same (other than the value of any fractional share that is cashed out).

If the Plan is approved by the Target Funds’ respective shareholders at the special meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is expected that the Reorganizations will take place on the Closing Date (as defined in the Plan), or such other date as is agreed to by the parties. If the Plan is not approved by a Target Fund’s shareholders, then the Target Funds’ Board of Trustees will continue to seek opportunities to reorganize such Target Fund into a different entity or liquidate the Target Fund, in all cases subject to approval by the Target Fund’s shareholders if required by applicable law.

B.	Terms of the Plan

The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.

Valuation. The assets of the Target Funds will be valued as of the time at which the NAV is calculated pursuant to the valuation procedures set forth in the Target Funds’ then current Prospectus and Statement of Additional Information on the Valuation Date, or at such time on such earlier or later date as may be mutually agreed on in writing by the parties.

The NAV of each share of the Acquiring Fund will be the NAV per share computed on the Valuation Date, using the market valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information as of the Valuation Date.

The net assets of the Target Funds and the Acquiring Fund, respectively, are valued as of the close the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. NAV per share of a fund is computed by dividing (i) the value of the securities held by the fund plus any cash or other assets, less its liabilities, by (ii) the number of outstanding shares of the fund, and adjusting the result to the nearest full cent. Because the Acquiring Fund’s shares are listed on the NYSE Arca, Inc., the Acquiring Fund’s shares will trade at market prices rather than NAV and, therefore, shares may trade at a price greater than NAV (premium) or less than NAV (discount). Following consummation of the Reorganizations, shareholders’ brokerage account statements will show the Acquiring Fund’s investment value based on market prices, rather than NAV.

Issuance and Distribution of the Acquiring Fund’s Shares. On the Closing Date, the Acquiring Fund will deliver to the Target Funds (i) a number of shares of the Acquiring Fund, the number of which will be determined by multiplying the outstanding shares of the applicable Target Fund by the ratio computed by dividing the net asset value per share of such Target Fund by the net asset value per share of the Acquiring Fund on the Valuation Date; and (ii) cash in lieu of fractional shares of the Acquiring Fund. The Target Funds will then distribute the shares of the Acquiring Fund received pro rata (plus cash in lieu of fractional shares of the Acquiring Fund) to their respective shareholders of record as of the Valuation Date in exchange for such shareholders’ proportional interests in the applicable Target Fund. Shareholders of the Target Funds will thus effectively be converted into shareholders of the Acquiring Fund. The Acquiring Fund’s shares received by a Target Fund’s shareholders will have the same aggregate NAV as such shareholder’s interest in such Target Fund as of the Valuation Date, reduced for any cash received in lieu of fractional shares of the Acquiring Fund.

If Target Fund shareholders hold shares in a brokerage account that permits them to purchase securities traded in the stock market, such as ETFs or other types of stocks, then those shareholders will be eligible to receive shares of the Acquiring Fund in the Reorganization, and no further action is required. That said, the following account types generally cannot hold shares of ETFs:

●	Non-Accommodating Brokerage Accounts. A brokerage account with a financial intermediary that only allows you to hold shares of mutual funds.

●	Retirement Accounts Held with Financial Intermediary. An individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform.

●	Directly Held Retirement and Qualified Accounts. Shares held directly with the Target Funds in a retirement account, such as an IRA, or Coverdell account (a “Directly Held Qualified Account”).

●	Direct Accounts. Shares of the Target Funds held in an account directly with the Target Funds at their transfer agent (i.e., not held at the plan level or as an omnibus position) (“Direct Account”).

With regard to the account types listed above, in order to receive shares of the Acquiring Fund as part of the Reorganizations, shareholders of the Target Funds should take the following actions:

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Funds in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganizations, you will not receive shares of the Acquiring Fund as part of the Reorganizations. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares, which generally will be a taxable event for U.S. federal income tax purposes.

Retirement Accounts Held with Financial Intermediary. If you hold your shares of the Target Funds through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you need to transfer your shares to a brokerage account that permits investments in ETF shares prior to the Reorganizations or, your financial intermediary may transfer your shares to a brokerage account that permits investments in ETF shares prior to the Reorganizations. If such a change is not made before the Reorganizations, you will not receive shares of the Acquiring Fund as part of the Reorganizations. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

Directly Held Retirement and Qualified Accounts. If you own Target Fund shares directly with the Target Funds in a retirement account, such as an IRA, or Directly Held Qualified Account, you need to (i) transfer your Target Fund shares to a brokerage account that permits investments in ETF shares and be established as a Qualified Account, as applicable, prior to the Reorganizations, or (ii) provide instructions for the exchange or reinvestment of Target Fund shares into a brokerage account that permits investments in ETF and be established as a Qualified Account, as applicable, prior to the Reorganizations. If such a change is not made before the Reorganizations, you will not receive shares of the Acquiring Fund as part of the Reorganizations. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

Direct Accounts. If you hold your shares of the Target Funds in a Direct Account, you should transfer your shares of the Target Funds to a brokerage account that permits investments in ETF shares prior to the Reorganizations. If such a change is not made before the Reorganization, Acquiring Fund shares received in the Reorganizations will be held by the Acquiring Fund’s stock transfer agent, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services. If Acquiring Fund shares are not transferred into a brokerage account that permits investments in ETF shares within at least one year of the date of the Reorganizations, the Acquiring Fund shares may be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Funds shares to cash may be subject to fees and expenses and generally will be a taxable event for U.S. federal income tax purposes.

In some cases, the liquidation of a shareholder’s investment and return of cash, or the transfer of a shareholder’s investment, may be subject to fees and expenses and may also be subject to U.S. federal income taxation. It may take time for a shareholder to receive the cash. Shareholders should consult with their financial intermediary or tax and financial advisors for more information on the impact that the Reorganizations will have on them and their investments.

Expenses. Regardless of whether shareholders approve the Reorganizations, CCM and Hennessy Advisors will be responsible for paying their own professional fees, including legal fees, auditing and accounting fees, and other costs and expenses incurred by them or any of their affiliates in connection with the Reorganization, CCM and Hennessy Advisors will equally share the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target Funds, including the proxy advisory firm fees.

Required Approvals. Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the 1940 Act) of a Target Fund’s shareholders. The “vote of a majority of the outstanding voting securities” means, with regard to shares of the Target Fund: the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding shares present at the meeting if more than 50% of the aggregate outstanding shares are present in person or by proxy or (ii) more than 50% of the aggregate outstanding shares of such Target Fund.

The approval of the Plan by a Target Fund’s shareholders is required for the consummation of the applicable Reorganization. If the Plan is not approved by a Target Fund’s shareholders, QIT may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan. Assuming a quorum is present, adjournment of the special meeting of shareholders will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the 1940 Act) of a Target Fund’s shareholders.

Amendments and Conditions. Generally, the Plan may be amended by the mutual written consent of the parties thereto, notwithstanding approval thereof by Target Fund shareholders, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval. The obligations of the Target Funds and the Acquiring Fund pursuant to the Plan are subject to various conditions, including the requisite approval of the Reorganizations by the Target Funds’ respective shareholders, the receipt of a legal opinion as to tax matters, and the confirmation by QIT, on behalf of the Target Funds, and Hennessy Funds Trust, on behalf of the Acquiring Fund, of the continuing accuracy of their respective representations and warranties contained in the Plan.

Termination. The Plan may be terminated, and the Reorganizations abandoned, whether before or after the requisite approval by the shareholders of a Target Fund, at any time prior to the Closing Date, by (a) either the Target Funds or the Acquiring Fund (i) in the event of the other party’s material breach of any representation, warranty, or covenant contained in the Plan to be performed at or before the Closing (as defined in the Plan) if such breach is incapable of being cured, (ii) if a condition to its obligations has not been met and it appears reasonably likely that such condition will not, or cannot, be met, or (iii) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganizations; or (b) the mutual consent of the parties.

Indemnification. Hennessy Advisors has agreed to indemnify CCM from all liabilities actually incurred by CCM and arising from or in connection with any breach of representation or warranty made by Hennessy Advisors.

CCM has agreed to indemnify Hennessy Advisors from all liabilities actually incurred by Hennessy Advisors and arising from or in connection with any breach of representation or warranty made by CCM.

C.	Description of the Acquiring Fund’s Shares

Each share of the Acquiring Fund issued to a Target Fund shareholder in connection with the Reorganizations will be duly authorized, validly issued, fully paid, and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. Shares of the Acquiring Fund are listed for trading on the secondary market on the Exchange and may only be purchased and redeemed in large blocks known as “Creation Units” by APs (typically broker-dealers). When buying or selling shares of the Acquiring Fund through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices rather than NAV, shares of the Acquiring Fund may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market.

D.	Reasons for the Reorganization Considered by the Target Funds’ Board of Trustees

The Target Funds’ Board of Trustees determined that each Reorganization is in the best interests of all classes of each Target Fund. The Reorganizations were proposed to the Target Funds’ Board of Trustees by CCM, the Target Funds’ investment advisor, because, on a going forward basis, CCM is focusing its investment advisory business on fixed income funds rather than equity funds such as the Target Funds. In seeking to reorganize the Target Funds, CCM and the Target Funds’ Board of Trustees considered converting the Target Funds from a mutual fund structure to an ETF structure because the ETF structure provides shareholders with a lower cost investment product that may be traded throughout the day. When determining to reorganize with the Acquiring Fund in particular, CCM and the Board considered that the Acquiring Fund’s structure as an ETF would subject shareholders of the Target Funds to lower shareholder fees overall, as discussed herein, and noted the strong performance of the Acquiring Fund. In addition, CCM believes, and the Target Funds’ Board of Trustees agreed, that the ETF structure offers other potential benefits, such as reduced operational costs, increased tax efficiency associated with the ETF structure, and greater liquidity.

For the reasons discussed below, together with other factors and information considered to be relevant but without identifying any single factor as all-important or controlling, the Target Funds’ Board of Trustees, including the Independent Trustees, determined that the each of the Reorganizations is in the best interests of the applicable Target Fund and its respective shareholders and unanimously voted to approve each of the Reorganizations and to present them to shareholders for approval. In determining whether to approve the Reorganizations and to recommend approval to shareholders, the Target Funds’ Board of Trustees (including the Independent Trustees) considered a number of factors, including the potential benefits and costs of the Reorganizations to shareholders of the Target Funds. The Trustees’ considerations and conclusions included the following:

(1) The Trustees reviewed and assessed the representations regarding the reputation, financial strength and resources of Hennessy Advisors, and concluded that these representations support their belief that Hennessy Advisors has sufficient financial strength and resources to continue to manage the Acquiring Fund in an effective manner.

(2) The Trustees assessed the nature, quality and extent of services to be provided to the Acquiring Fund and their shareholders by Hennessy Advisors, the Sub-Advisors and their affiliates following the Reorganizations, and concluded that Hennessy Advisors and the Sub-Advisors are well positioned to manage the Acquiring Fund following the Reorganizations.

(3) The Trustees reviewed the investment objectives, principal investment strategies, and principal risks of the Target Funds and the Acquiring Fund. They concluded that while the investment objective of the Target Funds is to provide long-term growth of capital and the investment objective of the Acquiring Fund is to achieve long-term capital appreciation, the respective investment objectives are substantially the same. The Trustees noted that the Target Funds’ principal investment strategy states that they look to invest in companies that may have positive impact attributes or specific impact characteristics and, at a minimum, maintain neutral posture toward environmental, social and governance (“ESG”) related risk. While the Acquiring Funds’ principal investment strategy does not expressly refer to impact investing, it does provide that the Fund looks to identify companies that have better ESG key performance indicators than other companies, which are companies that should have better ESG related risk. The Trustees concluded that at a basic level, the Target Funds and the Acquiring Fund all invest in securities that meet ESG standards and are investments that CCM and Hennessy, respectively, believe can deliver strong financial performance. Given these similarities, the Trustees concluded that the Acquiring Fund’s principal investment strategies are likely to serve the Target Funds’ shareholders as well as the Target Funds’ principal investment strategies.

(4) The Trustees reviewed the historical investment performance records of the Acquiring Fund and certain investment strategies that will be used by the portfolio managers in managing the Acquiring Fund following the Reorganizations, and found that the Acquiring Fund and the investment strategies have performed well. They concluded that this historical performance supports their belief that the Acquiring Fund appeared positioned to serve the Target Funds’ shareholders as well as the Target Funds.

(5) The Trustees noted that while the management fee for the Target Funds will technically increase following the Reorganizations, the management fee of 0.95% of the Acquiring Fund’s average daily net assets charged by Hennessy Advisors is a unitary management fee for which Hennessy Advisors bears all expenses incurred in connection with providing services to the Acquiring Fund. The operating expenses covered by the unitary fee include third party data providers, transfer agency, custody, fund administration, legal, audit and other services. Additionally, for no compensation, Hennessy Advisors pays all other operating expenses of the Acquiring Fund, including sub-advisory fees, with the exception of the following: (i) the management fees paid to Hennessy Advisors; (ii) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses, trading expenses, and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation or redemption transactions; (v) compensation paid to the Independent Trustees and fees paid to Independent Trustees’ counsel; (vi) tax expenses and governmental fees; and (vii) extraordinary expenses not incurred in the course of ordinary business (the “Excluded Fees”). The Acquiring Fund and its shareholders bear the costs of Excluded Fees and if the Fund incurred significant Excluded Fees this could result in a material increase in the Fund’s total operating expenses. The Trustees concluded that as a result of the unitary fee, the total annual fund operating expenses of the Acquiring Fund are significantly less than that of the Target Funds even before the application of the current expense limitation. Accordingly, shareholders of the Target Funds will experience a decrease in total fund operating expenses following the Reorganizations.

(6) The Trustees assessed that the distributions arrangements that Hennessy Advisors has implemented of the benefit of the Acquiring Fund, which will be available to the Acquiring Fund following the Reorganizations, and concluded that these arrangements are reasonably designed to help attract investors into the Acquiring Fund.

(7) The Trustees noted that the Acquiring Fund may elect to operate under manager of managers exemptive relief issued by the Securities and Exchange Commission, just as the Target Funds operate under a manager of managers structure, that permits CCM, with the approval of the Target Funds’ Board of Trustees, to appoint and replace unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Target Funds without shareholder approval, and that the Acquiring Fund’s manager of managers structure is substantially the same. As a result of the Target Funds already operating under a manager of managers structure, the Trustees concluded that the Acquiring Fund’s implementation of a manager of managers structure would not increase the risks to which the Target Fund shareholders are already subject.

(8) The Trustees concluded that is it beneficial to the Target Funds’ shareholders that their interests will not be diluted as a result of the Reorganizations.

(9) The Trustees believe that it is beneficial to the Target Funds’ shareholders that regardless of whether shareholders approve the Reorganizations, CCM and Hennessy Advisors will be responsible for paying their own professional fees, including legal fees, auditing and accounting fees, and other costs and expenses incurred by them or any of their affiliates in connection with the Reorganizations, and CCM and Hennessy Advisors will equally share the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target Funds, including the proxy advisory firm fees. They noted favorably that neither the Target Funds nor the Acquiring Fund will bear costs related to the Reorganizations regardless of whether the Reorganizations are consummated.

(10) The Trustees noted favorably that each of the Reorganizations is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Target Funds and their respective shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the connection with the Reorganizations except with respect to cash received in lieu of fractional shares;

(11) The Trustees reviewed and assess the terms and conditions of the Plan, including the Acquiring Fund’s assumption of all of the liabilities of the Target Funds, and concluded that the terms and conditions were reasonable.

(12) The Trustees noted favorably that shareholders of the Target Funds who do not wish to become shareholders of the Acquiring Fund may redeem their shares of the applicable Target Fund at net asset value before the Reorganizations. While redemptions may be subject to state and/or federal income taxes if shares are held in a taxable account, the Trustees belief that this is a reasonable alternative for shareholders who do not want to be shareholders of the Acquiring Fund, as they believe that the Reorganizations are in the best interests of the Target Funds and their shareholders as a group (for the reasons discussed herein).

(13) The Trustees discussed the structural differences between mutual funds and ETFs. They noted that as a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. The Trustees also discussed the risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. They noted that following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that shareholders do not experience as shareholders of the Target Funds. Nonetheless, the Trustees concluded that they belief the potential benefits of the ETF structure are in the best interests of the Target Funds’ shareholders.

(14) The Trustees discussed the fact that the Acquiring Fund is a semi-transparent actively-managed ETF and its shares are listed and traded on the NYSE Arca, Inc. They noted that traditional ETFs tell the public what assets they hold each day, while the Acquiring Fund will not, which may create additional risks for shareholders of the Acquiring Fund. However, they concluded that the differences between the Acquiring Fund and other ETFs may also have advantages. For example, by keeping certain information about the Acquiring Fund’s portfolio secret, the Acquiring Fund may face less risk than other traders can predict or copy its investment strategy. The Trustees concluded that overall the potential benefits of the semi-transparent structure are in the best interests of the Target Funds’ shareholders.

(15) The Trustees noted favorably the fact that CCM and Hennessy Advisors have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Acquiring Fund after the Reorganizations.

The merger of each Target Fund into the Acquiring Fund will be treated as a separate Reorganization. If the Plan is not approved by a Target Fund’s shareholders, then the Target Funds’ Board of Trustees will continue to seek opportunities to reorganize such Target Fund into a different entity or liquidate the Target Fund, in all cases subject to approval by the Target Fund’s shareholders if required by applicable law.

E.	Material U.S. Federal Income Tax Consequences

The following discussion summarizes certain material U.S. federal income tax consequences of the Reorganizations, including an investment in the Acquiring Fund’s shares, that are applicable to shareholders of the Acquiring Fund. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign income tax or any other tax consequences of the Reorganizations or of holding the Acquiring Fund’s shares.

Tax Treatment. An Acquiring Fund shareholder’s tax treatment may vary depending on such shareholder’s particular situation. Acquiring Fund shareholders may also be subject to special rules not discussed below if such shareholder is a certain kind of Target Fund shareholder, including, but not limited to, any of the following: (i) an insurance company; (ii) a tax-exempt organization; (iii) a financial institution or broker-dealer; (iv) a person who is neither a citizen nor resident of the United States nor an entity organized under the laws of the United States or a political subdivision thereof; (v) a shareholder who holds Target Fund shares as part of a hedge, straddle, or conversion transaction; (vi) a person who does not hold Target Fund shares as capital assets at the time of the Reorganizations; (vii) a holder of Target Fund shares through a tax-deferred account; (viii) a private foundation; or (ix) an entity taxable as a partnership for U.S. federal income tax purposes or an investor in such an entity.

The Acquiring Fund has not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. Target Fund shareholders are urged to consult with their own tax advisers and financial planners as to the particular tax consequences to them of the Reorganizations and of holding Acquiring Fund shares, including the applicability and effect of any state, local, or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Reorganization as Tax-Free “Reorganization” Under the Code. The obligation of the Acquiring Fund and the Target Funds to consummate the Reorganizations is contingent upon Hennessy Funds Trust’s receipt of an opinion from Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, to the effect that each Reorganization will qualify as a “reorganization” under Section 368(a) of the Code. As a reorganization, no gain or loss would be recognized by the Target Funds upon the transfer of assets solely in exchange for shares of the Acquiring Fund and its assumption of liabilities or by shareholders of the Target Funds upon their exchange of Target Fund shares for Acquiring Fund shares except with respect to cash received in lieu of fractional shares of the Acquiring Fund (as discussed in further detail below). The tax basis for the shares of the Acquiring Fund received by shareholders of the Target Funds would be the same as their tax basis for the shares of the Target Funds that are surrendered in the exchange, reduced for any cash received in lieu of fractional shares of the Acquiring Fund. In addition, a Target Fund shareholder’s holding period in its Acquiring Fund shares received in the exchange would include its holding period in its Target Fund shares exchanged therefor.

If a Target Fund shareholder receives cash in lieu of a fractional share of the Acquiring Fund, the shareholder should be treated as having received such cash in redemption of a portion of its Target Fund shares. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional share of the Target Fund. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period in such fractional share is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

The Target Funds and the Acquiring Fund have not made any investigation as to the state, local, or foreign tax consequences of the Reorganizations to the Acquiring Fund, the Target Funds or their respective shareholders. Additionally, the Acquiring Fund and the Target Funds have not sought, and will not seek, a private letter ruling from the IRS with respect to the U.S. federal income tax consequences of the Reorganizations. The opinion of Foley & Lardner LLP with respect to the U.S. federal income tax consequences of the Reorganizations is not binding on the IRS and does not preclude the IRS from adopting a contrary position. The opinion above will be based on then-existing law, will be subject to certain assumptions, qualifications, and exclusions, and will be based in part on the truth and accuracy of certain representations by Hennessy Funds Trust on behalf of the Acquiring Fund. Moreover, the opinion will be based upon certain assumptions and representations of the Target Funds and the Acquiring Fund, including that the shareholders of the Target Funds before the Reorganizations will be substantially identical to the shareholders of the Acquiring Fund after the Reorganizations. If any of these representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above.

Shareholders should consult their own advisors concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state, or local income tax consequences.

The Reorganizations are expected to result in a limitation on the ability to use any capital loss carryforwards and any unrealized capital losses (once realized) inherent in the tax basis of the assets of the Acquiring Fund and each Target Fund (each, a “Limited Fund”). These limitations, pursuant to Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation generally may be carried forward. The Section 382 limitation generally will equal the product of the net asset value of the respective Limited Fund immediately prior to the Reorganizations and the “long-term tax-exempt rate,” published by the IRS, in effect at such time. The long-term tax-exempt rate in effect for September 2012 is 3.17%. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Reorganization.

As of June 30, 2022, the CCM Core Impact Equity Fund did not have any capital loss carryforwards, while the CCM Small/Mid-Cap Impact Value Fund had capital loss carryforwards of $2,133,912. As of August 31, 2022, the Acquiring Fund did not have any capital loss carryforwards.

In certain instances, under Section 384 of the Code, there may also be a limitation on using a Target Fund’s capital loss carryforwards and unrealized losses (once realized) against the unrealized gains of the Acquiring Fund immediately prior to the Reorganization, or vice-versa, to the extent such gains are realized within five years following the Reorganization. Each Fund is expected to have capital loss carryovers and unrealized losses at time of the Reorganization. The ability to absorb losses in the future depends upon a variety of factors that cannot be known in advance. Even if capital loss carryforwards or unrealized losses (once realized) can be used, the tax benefit resulting from those losses may be delayed and will be shared by all of the Acquiring Fund shareholders following the Reorganization. Therefore, a Target Fund’s shareholders may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Reorganization did not occur.

Furthermore, in addition to the other limitations on the use of losses, Section 381 of the Code prescribes that, for the taxable year of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Reorganization can be reduced by the Acquired Fund’s capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Code, as described above).

Shareholders of a Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, such redemption would be a taxable transaction. Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

The Acquiring Fund is permitted to hold indefinitely the portfolio securities transferred to the Acquiring Fund from the Target Funds (“acquired securities”) unless an acquired security violates the investment limitations of the Acquiring Fund. The Acquiring Fund may sell acquired securities in the ordinary course of business in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategy or to meet redemption requests. Therefore, the Acquiring Fund will not dispose of the securities held by a Target Fund in connection with the Reorganization to align the securities portfolio of such Target Fund with the securities portfolio of the Acquiring Fund. That said, following the Reorganization the Acquiring Fund will sell acquired securities in the ordinary course of business in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategy or to meet redemption requests. Such dispositions may result in capital gain distributions to Acquiring Fund shareholders.

Other U.S. federal income tax consequences are discussed in the Statement of Additional Information.

F.	Comparison of Shareholder Rights

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Target Funds versus the rights of shareholders of the Acquiring Fund.

Governing Law. Each of the Target Funds is organized as separate series of QIT. The Acquiring Fund is organized as a separate series of Hennessy Funds Trust. Each of QIT and Hennessy Funds Trust is organized as a statutory trust under Delaware law.

Both QIT and Hennessy Funds Trust are authorized to issue an unlimited number of shares of beneficial interest, no par value and to classify or reclassify any issued shares or any series or classes into one or more series or classes. The operations of the Target Funds and the Acquiring Fund are governed by their respective trust instruments, bylaws, and applicable law.

Shareholder Rights. Under their respective organizational documents, shareholders of the Target Funds and Acquiring Fund, as applicable, are not entitled to preemptive rights or conversion rights and shareholders of the Target Funds are not entitled to appraisal or dissenters’ rights.

Shareholder Liability. Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet its obligations. Both the Target Funds and the Acquiring Fund are required to indemnify their respective trustees, as applicable, and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as trustees or officers, except under certain limited circumstances relating to the culpability of such trustees or officers.

Board of Trustees. The Target Funds’ Board of Trustees is comprised of three Independent Trustees and one interested trustee. The Acquiring Fund’s Board of Trustees is comprised of four Independent Trustees and one interested trustee.

For more information, refer to the Statement of Additional Information for the Target Funds, dated October 28, 2022, as supplemented to date, and the Statement of Additional Information for the Acquiring Fund, dated December 23, 2022, as supplemented to date.

G.	Capitalization

The following tables show the capitalization of the Target Funds and the Acquiring Fund as of July 25, 2023, giving effect to both of the proposed Reorganizations. The tables are examples of the number of shares of the Target Funds that would be exchanged for shares of the Acquiring Fund if both of the Reorganizations were consummated on July 25, 2023, assuming no fractional shares are cashed out, and they do not reflect the number of shares or value of shares that would actually be received if the Reorganizations occur on the Closing Date. Because the consummation of the Reorganization of one Target Fund is not contingent on the consummation of the Reorganization of the other Target Fund, multiple outcomes may occur.

	CCM Core Impact Equity Fund - Advisor Class	CCM Core Impact Equity Fund – Institutional Class	CCM Small/Mid-Cap Impact Value Fund -Advisor Class	CCM Small/Mid-Cap Impact Value Fund -Institutional Class	Hennessy Stance ESG ETF	Pro Forma Adjustment	Pro Forma Combined
Aggregate Net Assets	$49,184,647	$9,286,096	$5,165,613	$9,615,997	$46,307,400	$—	$119,559,753
Shares Outstanding	1,375,194	238,531	304,749	510,899	1,695,000	251,899(1)	4,376,272
Net Asset Value Per Share	$35.77	$38.93	$16.95	$18.82	$27.32	$—	$27.32

(1)	The adjustment to the pro forma shares outstanding number represents an increase in shares outstanding of the Acquiring Fund to reflect the exchange of shares of the corresponding Target Fund.

V.	INFORMATION ABOUT THE TARGET FUNDS AND THE ACQUIRING FUND

A.	Investment Objective and Investment Strategies

Target Funds

See the discussion under “Comparison of the Target Funds and the Acquiring Fund – Investment Objective and Principal Investment Policies” and “Principal Risk Factors” for a discussion of the Target Funds’ respective investment objective, investment strategies, and principal risks. For further discussion of the Target Funds’ respective investment objective, investment strategies, and risks, see the most current Prospectus of the Target Funds, as amended or supplemented.

Acquiring Fund

See the discussion under “Comparison of the Target Funds and the Acquiring Fund – Investment Objective and Principal Investment Policies” and “Principal Risk Factors” for a discussion of the Acquiring Fund’s investment objective, investment strategies, and principal risks. In order to provide a degree of flexibility, the Acquiring Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee.

During periods of adverse market or economic conditions, the Acquiring Fund may temporarily invest all or a substantial portion of its assets in shares of money market mutual funds, or it may hold cash. At such times, the Acquiring Fund would not be pursuing its stated investment objective with its usual investment strategies. The Acquiring Fund may also hold these investments for liquidity purposes. The Acquiring Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Acquiring Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Acquiring Fund.

B.	Fees and Expenses

Target Funds

See the discussion under “Comparison Fee Tables and Examples.” See also the discussion of the Target Funds’ respective fees and expenses in the most current Prospectus of the Target Funds, dated October 28, 2022, as amended or supplemented.

Acquiring Fund

See the discussion under “Comparison Fee Tables and Examples.”

C.	Investment Advisor, Sub-Advisors and Portfolio Managers

Target Funds – Investment Advisor

For a discussion of the Target Funds’ investment advisor, see the most current Prospectus of the Target Funds, as amended or supplemented.

A discussion regarding the basis for the Target Funds’ Board of Trustees approving the investment advisory agreements for each of the Target Funds is available in the Semi-Annual Report to Shareholders for the Target Funds for the fiscal period ended December 31, 2022.

Acquiring Fund – Investment Advisor and Sub-Advisors

A discussion regarding the basis for the Acquiring Fund’s Board of Trustees approving the investment advisory agreement with Hennessy Advisors for the Acquiring Fund is available in the Semi-Annual Report to Shareholders for the Acquiring Fund for the period ended February 28, 2023.

Hennessy Advisors is the investment manager of the Acquiring Fund. Hennessy Advisors, Inc. is located at 7250 Redwood Blvd., Suite 200, Novato, California 94945. Hennessy Advisors has been providing investment advisory services since 1989. Hennessy Advisors furnishes each series of Hennessy Funds Trust with office space and certain administrative services and provides most of the personnel needed by each series of Hennessy Funds Trust.

Hennessy Advisors has delegated the day-to-day management of the portfolio composition of the Acquiring Fund to Stance Capital, located at 131 Dartmouth Street, 3rd Floor, Boston, MA 02116. Stance Capital is registered with the SEC as an investment advisor.

Vident is responsible for selecting broker-dealers to execute purchase and sale transactions, as instructed by Stance Capital, subject to the supervision of Hennessy Advisors and the Acquiring Fund’s Board of Trustees. Vident is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009. Vident is registered with the SEC as an investment advisor.

Target Funds – Portfolio Managers

The portfolio managers for the Target Funds are set forth below.

Andy Kaufman. Mr. Kaufman serves as the Chief Investment Officer of CCM, and has been responsible for the Target Funds’ management since January 2019.

Thomas R. Lott. Mr. Lott has been a portfolio manager of CCM since 2017. From 2012-2017, Mr. Lott served as managing member of Badge Investment Partners, the sub-adviser to one of CCM’s mutual funds. Prior to joining Badge Investment Partners, Mr. Lott served as Portfolio Manager and Director of Research for Gracie Capital from 2003-2010, and owner/manager of Interactive Financial from 2010-2012.

Alexander Alario. Mr. Alario has been a Portfolio Manager of CCM since 2021. From 2020-2021, Mr. Alario was a Junior Portfolio Manager of CCM. From 2018-2020, Mr. Alario was a senior investment analyst at CCM. Prior to that, Mr. Alario worked as an investment analyst for Badge Investment Partners, a sub-adviser to one of CCM’s mutual funds. Mr. Alario graduated from Bentley University in 2016 with a degree in Economics-Finance. Mr. Alario is a CFA charterholder.

Acquiring Fund – Portfolio Managers

The portfolio managers for Acquiring Fund are set forth below. The Acquiring Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Acquiring Fund.

Bill Davis. Mr. Davis has served as Portfolio Manager of the Acquiring Fund since its inception and as a Portfolio Manager of the Predecessor Fund, since its inception in March 2021 and is a Managing Director of Stance Capital. Mr. Davis founded Stance Capital to bring to market investment portfolios that mitigate material environmental, social, and governance risks and generate excess returns while at the same time allowing investors to align their portfolios with their belief systems. Prior to forming Stance Capital, Mr. Davis was co-founder and Managing Director of Empirical Asset Management, and Portfolio Manager on EAM Sustainable Equity, a strategy he launched in 2014. Prior to co-founding Empirical, he was the founder and CEO of Ze-gen, a venture and private equity backed renewable energy company. Mr. Davis received a B.A. from Connecticut College, and his career in business has included serving as CEO or founder of numerous companies including Database Marketing Corporation, Holland Mark, and Cambridge Brand Analytics. He serves on the Board of Ceres, chairs Ceres’ President’s Council, and leads a shareholder engagement effort within Climate Action 100+, a collaborative effort between United Nations Principles of Responsible Investment (UNPRI) and Ceres.

Kyle Balkissoon. Mr. Balkissoon has served as Portfolio Manager of the Acquiring Fund since its inception and as a Portfolio Manager of the Predecessor Fund since its inception in March 2021 and is a Managing Director of Stance Capital. Kyle joined Stance Capital to leverage and advance state-of-the-art machine learning and analysis methods to help clients outperform while adhering to their values. Prior to joining Stance Capital, Kyle led Cognitive Forecasting at IBM, where he was responsible for the development of large forecasting systems for clients in areas such as sales growth, crop yield, replenishment, demand forecasting, advertising, and others. He was an independent data science consultant and led quantitative ESG research at Corporate Knights Capital. Kyle has an M.SC in Financial Markets from EDHEC, a B.Sc in Mathematical Sciences from McMaster University, and a B.A. in Economics from McMaster University. He has contributed to several open source packages in the quantitative finance space and given talks at various conferences in quantitative finance.

Rafael Zayas. Mr. Zayas has served as Portfolio Manager of the Acquiring Fund since its inception and serves as Senior Vice President, Head of Portfolio Management and Trading at Vident. He has over 15 years of trading and portfolio management experience in global equity products and exchange-traded funds. He is SVP, Head of Portfolio Management and Trading at Vident with a prior focus on international equities and specializing in managing and trading of developed, emerging, and frontier market portfolios. Prior to joining Vident, he was a Portfolio Manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed, and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity exchange-traded funds and assisted in managing $3 billion of global exchange-traded fund assets. Mr. Zayas holds a B.S. in Electrical Engineering from Cornell University. He also holds the Chartered Financial Analyst designation.

Ryan Dofflemeyer. Mr. Dofflemeyer has served as Portfolio Manager of the Acquiring Fund since its inception and is a Portfolio Manager at Vident. He has over 16 years of trading and portfolio management experience across various asset classes, including both exchange-traded funds and mutual funds. He is Senior Portfolio Manager for Vident, specializing in managing and trading of global equity and multi-asset portfolios. Prior to joining Vident, he was a Senior Portfolio Manager at ProShares for over $3 billion in exchange-traded fund assets across global equities, commodities, and volatility strategies. Before that, he was a Research Analyst at the Investment Company Institute in Washington DC. Mr. Dofflemeyer holds a B.A. from the University of Virginia and an MBA from the University of Maryland.

D.	Payments to Broker-Dealers and Other Financial Intermediaries

The Target Funds

If you purchase shares of the Target Funds through a broker-dealer or other financial intermediary (such as a bank), the Target Funds and their related companies may pay the intermediary for performing shareholder services or distribution-related services for the Target Funds. If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Target Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

The Acquiring Fund

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and its related companies may pay the intermediary for the sale of shares of the Acquiring Fund and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

E.	Net Asset Value

The Target Funds

For a discussion of how the offering price of each Target Fund’s shares is determined, see the most current Prospectus of the Target Funds, as amended or supplemented.

The Acquiring Fund

Shares of the Acquiring Fund are listed on NYSE Arca, Inc. and most investors will buy and sell shares of the Acquiring Fund through brokers at market prices, rather than NAV. Because shares of the Acquiring Fund trade at market prices rather than NAV, shares of the Acquiring Fund may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market.

The Acquiring Fund issues and redeems its shares at NAV only in large blocks known as “Creation Units,” which only APs (typically broker-dealers) may purchase or redeem. Creation Units generally consist of 5,000 shares, though this may change from time to time. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities.

Information regarding how often shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Acquiring Fund is available, free of charge, on the Acquiring Fund’s website at www.hennessyetfs.com.

F.	Shares

The Target Funds

For a discussion of the Target Funds’ respective shares, including how the shares may be purchased and redeemed, see the most current Prospectus of the Target Funds, as amended or supplemented.

The Acquiring Fund

How to Purchase and Redeem Shares. The Acquiring Fund issues and redeems its shares at NAV only in Creation Units. Only APs may acquire shares directly from the Acquiring Fund, and only APs may tender their shares for redemption directly to the Acquiring Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Acquiring Fund’s distributor, and that has been accepted by the Acquiring Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, the Acquiring Fund’s shares trade in the secondary market in quantities less than a Creation Unit. Most investors buy and sell shares in secondary market transactions through brokers. The Acquiring Fund’s shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. When buying or selling the Acquiring Fund’s shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round-trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy shares, and receive less than NAV when you sell those shares.

Book Entry. The Acquiring Fund’s shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Acquiring Fund. Investors owning the Acquiring Fund’s shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange. Trading prices of the Acquiring Fund’s shares on the Exchange may differ from the Acquiring Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of the Acquiring Fund’s shares. Neither the Acquiring Fund nor the Exchange intends to disseminate the approximate share value of the Acquiring Fund’s Portfolio Reference Basket, but arbitrageurs and market participants could use the component securities in the Portfolio Reference Basket to calculate intraday values that approximate the value of the Actual Portfolio. Intraday pricing information for all constituents of the Portfolio Reference Basket for the Acquiring Fund that are exchange-traded, which includes all eligible instruments except cash and cash equivalents, is available on the exchanges on which they are traded or through major market data vendors or subscription services. Intraday pricing information for cash equivalents is available through major market data vendors, subscription services, or pricing services. Any such IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of the Acquiring Fund because (i) the IIV is not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account the Acquiring Fund’s expenses, and (iv) the IIV is based on the Portfolio Reference Basket and not on the Acquiring Fund’s Actual Portfolio. The Acquiring Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

Frequent Purchases and Redemptions of Shares. The Acquiring Fund imposes no restrictions on the frequency of purchases or redemptions of the Acquiring Fund’s shares. In determining not to approve a written, established policy, the Acquiring Fund’s Board of Trustees evaluated the risks of market timing activities by shareholders of the Acquiring Fund. Purchases and redemptions by APs, who are the only parties that may purchase or redeem the Acquiring Fund’s shares directly with the Acquiring Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Acquiring Fund accommodates frequent purchases and redemptions by APs. However, the Acquiring Fund’s Board of Trustees has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Acquiring Fund employs fair value pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Acquiring Fund in effecting trades. In addition, the Acquiring Fund reserves the right to reject any purchase order at any time.

Delivery of Shareholder Documents. All of the Acquiring Fund’s shareholders other than banks, broker-dealers and other financial intermediaries acting as APs of the Acquiring Fund are beneficial owners, as shown on the records of DTC or its participants. The DTC participants are the banks, broker-dealers and other financial intermediaries acting as APs of the Acquiring Fund, and these financial intermediaries are responsible to pass along communications to you, including notices, account statements, prospectuses, tax forms, and shareholder reports. Please contact your financial intermediary for information regarding electronic delivery of the Acquiring Fund’s shareholder reports.

Householding is a method of delivery, based on the preference of the individual beneficial owner, in which a single  copy of certain shareholder documents can be delivered to beneficial owners who share the same  address, even if their accounts are registered under different names. Householding for the Acquiring Fund available through the banks, broker-dealers and other financial intermediaries acting as APs of the Acquiring Fund. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your financial intermediary. If you currently are enrolled in householding and wish to change your householding status, please contact your financial intermediary.

As permitted by SEC regulations, the Acquiring Fund’s shareholder reports will be made available to banks, broker-dealers and other financial intermediaries on a website, and unless the intermediaries sign for eDelivery or elect to receive paper copies, the financial intermediaries will be notified by mail each time a report is posted and provided with a website link to access the report.

G.	Performance and Portfolio Turnover

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the fiscal year ended June 30, 2022, the portfolio turnover rate was 47% and 49% of the average value of the CCM Core Impact Equity Fund’s and the CCM Small/Mid-Cap Impact Value Fund’s respective portfolios. During the fiscal year ended August 31, 2022, the Acquiring Fund’s portfolio turnover rate was 290% of the average value of its portfolio.

Comparison of Performance Information

Target Funds – CCM Core Impact Equity Fund

The following bar chart displays the annual return of the CCM Core Impact Equity Fund from year to year. Over time, the bar chart will illustrate the variability of the performance from year to year and provides some indication of the risks of investing in the Target Fund. Performance would be lower if sales charges that were in effect during a portion of the period were included. Past performance does not guarantee or predict future results.

Effective January 1, 2018, CCM became the investment manager for the CCM Core Impact Equity Fund. While the CCM Core Impact Equity Fund has operated for more than 10 years, the bar chart and average annual total return table only reflect the Fund’s performance since CCM began managing the Fund. The CCM Core Impact Equity Fund’s performance for periods prior to January 1, 2018 is not shown because the Fund was managed by another investment adviser during those periods. The Fund’s returns after January 1, 2018 reflect CCM’s investment philosophy and strategies.

Annual Total Returns – Advisor Class Shares as of December 31

Highest Performing Quarter:	21.97% in Q2 2020
Lowest Performing Quarter:	-22.16% in Q1 2020

The CCM Core Impact Equity Fund’s calendar year-to-date return as of June 30, 2023 was 13.19%.

The table shows the risks of investing in the CCM Core Impact Equity Fund by illustrating how the average annual returns for the 1-year and 5-year periods (the 5-year period is the same as the since inception period) for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Advisor Class Shares of the CCM Core Impact Equity Fund. The after-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state or local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the CCM Core Impact Equity Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares. After-tax returns for the other class of shares will vary from the Advisor Class Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the CCM Core Impact Equity Fund is available on CCM’s website at www.ccminvests.com or by calling toll-free 888-272-0007.

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years
Advisor Class Return Before Taxes	-19.38%	8.06%
Advisor Class Return After Taxes on Distributions	-23.01%	6.24%
Advisor Class Return After Taxes on Distributions and Sale of Fund Shares	-8.85%	6.49%
Institutional Class Return Before Taxes	-19.18%	8.33%
S&P 500® Fossil Fuel Free Index (reflects no deduction for fees, expenses, or taxes)	-19.87%	9.38%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	9.42%

Target Funds – CCM Small/Mid-Cap Impact Value Fund

The following bar chart displays the annual return of the CCM Small/Mid-Cap Impact Value Fund from year to year. Over time, the bar chart will illustrate the variability of the performance from year to year and provides some indication of the risks of investing in the Target Fund. Performance would be lower if sales charges that were in effect during a portion of the period were included. Past performance does not guarantee or predict future results.

Effective January 1, 2018, CCM became the investment manager for the CCM Small/Mid-Cap Impact Value Fund. While the CCM Small/Mid-Cap Impact Value Fund has operated for more than 10 years, the bar chart and average annual total return table only reflect the Fund’s performance since the Adviser began managing the Fund. The CCM Small/Mid-Cap Impact Value Fund’s performance for periods prior to January 1, 2018 is not shown because the Fund was managed by another investment adviser during those periods. The CCM Small/Mid-Cap Impact Value Fund’ returns after January 1, 2018 reflect CCM’s investment philosophy and strategies.

Annual Total Returns – Advisor Class Shares as of December 31

Highest Performing Quarter:	25.16% in Q2 2020
Lowest Performing Quarter:	-48.72% in Q1 2020

The CCM Small/Mid-Cap Impact Value Fund’s calendar year-to-date return as of June 30, 2023 was 7.26%.

The table shows the risks of investing in the CCM Small/Mid-Cap Impact Value Fund by illustrating how the average annual returns for the 1-year and 5-year periods (the 5-year period is the same as the since inception period) for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Advisor Class Shares of the CCM Small/Mid-Cap Impact Value Fund. The after-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state or local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the CCM Small/Mid-Cap Impact Value Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares. After-tax returns for the other class of shares will vary from the Advisor Class Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.ccminvests.com or by calling toll-free 888-272-0007.

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years
Advisor Class Return Before Taxes	-18.04%	0.67%
Advisor Class Return After Taxes on Distributions	-18.20%	-1.55%
Advisor Class Return After Taxes on Distributions and Sale of Fund Shares	-10.57%	0.03%
Institutional Class Return Before Taxes	-17.81%	0.93%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	-13.08%	4.75%
Russell 2500® Index (reflects no deduction for fees, expenses, or taxes)	-18.37%	5.89%

Acquiring Fund

The Hennessy Stance ESG ETF will be the accounting and performance survivor. The following bar chart displays the annual return of the Hennessy Stance ESG ETF for the one year and since inception periods compared with the S&P 500® Total Return Index, an index that reflects broad measures of market performance. Over time, the bar chart will illustrate the variability of the performance from year to year and provide some indication of the risks of investing in the Hennessy Stance ESG ETF. After the close of business on December 22, 2022, the Hennessy Stance ESG ETF acquired all of the assets and liabilities of the Stance Equity ESG Large Cap Core ETF, a series of the RBB Fund, Inc. (the “Predecessor Fund”), in exchange for shares of the Hennessy Stance ESG ETF. Accordingly, the Hennessy Stance ESG ETF is the successor to the Predecessor Fund and has carried forward the historic performance and financial statements of the Predecessor Fund. The performance information for the period beginning March 15, 2021, the commencement of operations of the Predecessor Fund, and ending December 22, 2022 is provided below. The Predecessor Fund had the same investment sub-advisors and portfolio managers and the same investment objective and investment strategies as the Hennessy Stance ESG ETF. Updated performance information is available at www.hennessyetfs.com. Past performance does not guarantee or predict future results.

Annual Total Returns of Hennessy Stance ESG ETF – As of December 31

Highest Performing Quarter:	8.65% for quarter ended December 31, 2022
Lowest Performing Quarter:	-10.81% for quarter ended June 30, 2022

The Hennessy Stance ESG ETF’s calendar year-to-date return as of June 30, 2023 was 6.70% based on market price and 6.45% based on net asset value.

The table shows the risks of investing in the Hennessy Stance ESG ETF by illustrating how the average annual returns for the 1-year and since inception periods for the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented the Hennessy Stance ESG ETF. The after-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state or local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Hennessy Stance ESG ETF through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.  Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.ccminvests.com or by calling toll-free 888-272-0007.

Average Annual Total Returns as of December 31, 2022

	1 Year	Since Inception (03/15/2021)
Hennessy Stance ESG ETF (STNC) – Market(1)	-13.07%	1.06%
Hennessy Stance ESG ETF (STNC) - NAV(1)	-12.78%	1.13%
Return After Taxes on Distributions	-12.90%	1.00%
Return After Taxes on Distributions and Sale of Fund Shares	-7.48%	0.87%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	-0.33%

(1)	Fund performance is shown based on both a net asset value (“NAV”) and market price basis. The Fund’s per share NAV is the value of one share of the Fund. NAV is calculated by taking the Fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV return is based on the NAV of the Fund, and the market price return is based on the market price per share of the Fund. The price used to calculate market price return is determined using the Official Closing Price of the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively.

H.	Taxes, Dividends, and Distributions

The Target Funds

For a discussion of each Target Fund’s policy with respect to dividends and distributions and the tax consequences of an investment in the Target Fund’s shares, see the most current Prospectus of the Target Funds, as amended or supplemented.

The Acquiring Fund

Distributions. The Acquiring Fund declares and pays capital gain and ordinary distributions, if any, at least annually and usually in December. The Acquiring Fund may make additional distributions, if necessary, to comply with the distribution requirements of the Code. Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Acquiring Fund shares. If this service is available and used, any distributions will automatically be reinvested in additional whole shares of the Acquiring Fund purchased on the secondary market. Any distribution to a shareholder in excess of the aggregate value of such shares will be paid by the Acquiring Fund in cash. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Acquiring Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information. The following discussion generally describes the U.S. federal income tax treatment of distributions by the Acquiring Fund. This section of the Proxy Statement/Prospectus provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local, or foreign tax matters or any U.S. federal estate or gift tax matters. Please see the Statement of Additional Information for additional U.S. federal income tax information.

The Acquiring Fund has elected to be treated and intends to qualify each year as a RIC. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Acquiring Fund’s failure to qualify as a RIC would result in corporate level taxation and consequently, a reduction in income available for distribution to you as a shareholder.

Taxes on Distributions. The Acquiring Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. Unless designated by the Acquiring Fund as a capital gain distribution, a distribution by the Acquiring Fund generally will be taxable to an investor as ordinary income or qualified dividend income. Capital gain distributions generally will be taxable to an investor as net long-term capital gain. Distributions generally will be taxable to an investor whether received in cash or reinvested in additional shares, unless an investor invests through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case distributions may be taxable at a later date.

Distributions reported by the Acquiring Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to net capital gain, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations. The amount of the Acquiring Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Acquiring Fund’s securities lending activities, if any, a high portfolio turnover rate, or investments in non-qualified foreign corporations. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Acquiring Fund that are attributable to dividends received by the Acquiring Fund from U.S. corporations, subject to certain limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Acquiring Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations. After the close of each calendar year, an investor will be informed of the character of any distributions received from the Acquiring Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of the Acquiring Fund’s shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Acquiring Fund before your investment (and thus were included in the Acquiring Fund shares’ NAV when you purchased your shares).

You may wish to avoid investing in the Acquiring Fund shortly before a distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.” Similarly, you generally will be taxed on a capital gain distribution even if you have no unrealized gain in your Acquiring Fund shares. The Acquiring Fund has built-up, or in the future may build up, a large amount of unrealized gain.

Taxes When the Acquiring Fund’s Shares are Sold on the Exchange. For U.S. federal income tax purposes, any capital gain or loss realized upon a sale of the Acquiring Fund’s shares generally is treated as a long-term capital gain or loss if shares have been held for more than 12 months and as a short-term capital gain or loss if shares have been held for 12 months or less. However, any capital loss on a sale of the Acquiring Fund’s shares held for six months or less is treated as long-term capital loss to the extent of capital gain distributions paid with respect to such shares. Any loss realized on a sale will be disallowed to the extent the Acquiring Fund’s shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of the Acquiring Fund’s shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Acquiring Fund’s shares acquired.

Taxes on Purchases and Redemptions of Creation Units. An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

Hennessy Funds Trust, on behalf of the Acquiring Fund, has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Acquiring Fund and if, pursuant to Section 351 of the Code, the Acquiring Fund would have a basis in the securities different from the market value of such securities on the date of deposit. Hennessy Funds Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Acquiring Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Acquiring Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

The Acquiring Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Acquiring Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Acquiring Fund to recognize investment income or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Acquiring Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

I.	Financial Highlights

The Target Funds

The financial highlights for the Target Funds are attached hereto as Exhibit B.

The Acquiring Fund

The financial highlights for the Acquiring Fund are attached hereto as Exhibit C. The Acquiring Fund is the successor to the accounting and performance information of the Predecessor Fund.

J.	Distribution Arrangements

The Target Funds

For a discussion of the Target Funds’ distribution arrangement, see the most current Prospectus of the Target Funds, as amended or supplemented.

The Acquiring Fund

The Distributor serves as the distributor for the Acquiring Fund pursuant to a distribution agreement with Hennessy Funds Trust. Shares of the Acquiring Fund are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 5,000 shares. The Distributor will not distribute the Acquiring Fund’s shares in amounts less than a Creation Unit. The Distributor distributes the Acquiring Fund’s shares on a best efforts basis.

K.        Fiscal Year

June 30 is the fiscal year end of the Target Fund. August 31 is the fiscal year of the Acquiring Fund, however the fiscal year of the Acquiring Fund may change following the closing of the Reorganizations in compliance with applicable laws.

VI.       VOTING INFORMATION

All shares of each Target Fund are entitled to vote on the proposals. The presence of one-third of the Target Fund’s outstanding shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitutes a quorum at such meeting. Shareholders of a Target Fund will vote together to approve the Plan. Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the 1940 Act) of shareholders of the Target Fund. The “vote of a majority of the outstanding voting securities” means, with regard to shares of the Target Fund, the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding shares present at the meeting if more than 50% of the aggregate outstanding shares are present in person or by proxy or (ii) more than 50% of the aggregate outstanding shares.

The approval of the Plan by a Target Fund’s shareholders is required for the consummation of the applicable Reorganization on behalf of the Target Fund. If the Plan is not approved by a Target Fund’s shareholders, QIT may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan, if the chair of the special meeting reasonably believes such adjournment is reasonably likely to result in more votes being obtained.

All shares represented by each properly signed proxy received before the meeting will be voted at the special meeting. Proxies may be voted by mail, by telephone at the toll-free telephone number listed on the enclosed proxy card, or via the Internet at the website shown on the enclosed proxy card. If a shareholder specifies how the proxy is to be voted on any business properly to come before the special meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted “FOR” approval of the applicable Reorganization. If any other matters come before the special meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

For purposes of determining a quorum for transacting business at the special meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of the Plan to implement a Reorganization will occur only if a sufficient number of votes are cast “FOR” the Reorganization. Since abstentions and broker non-votes do not constitute a vote “FOR” Reorganization, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the applicable Reorganization.

Shareholders are also being asked to vote on a proposal to adjourn the special meeting to solicit additional proxies if a quorum does not exist or if a quorum exists but there are insufficient votes at the time of the adjournment to approve the Plan. Any business that might have been transacted at the special meeting may be transacted at any such adjourned session at which a quorum is present. Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan, requires a majority of the votes represented at the special meeting, whether or not a quorum is present. The special shareholder meeting may be held as adjourned without further notice if such time and place are announced at the special meeting at which the adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting unless a new record date of the adjourned meeting is fixed by the Target Funds’ Board of Trustees. Notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the Target Funds’ bylaws.

With respect to the proposal to adjourn, there will be no broker non-votes and abstentions will have no effect on the outcome of the proposal. Unless marked to the contrary, proxies received will be voted “FOR” the proposal to adjourn.

A.	Method and Cost of Solicitation

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Target Funds’ Board of Trustees for use at the special meeting. It is expected that the solicitation of proxies will be primarily by mail, telephone and via the Internet. CCM and Hennessy Advisors will equally share the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target Funds, including the proxy advisory firm fees. Hennessy Advisors has retained, at its expense, Broadridge Financial Services, Inc. to assist in the solicitation of proxies. The cost of solicitation for the Reorganizations is currently estimated to be approximately $240,000. The total expenses of the Reorganizations, including the cost of solicitation for the Reorganizations, are estimated to be approximately $325,000.

B.	Right of Revocation

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date; (2) providing timely written notice of revocation to the Target Funds’ Secretary at the Target Funds’ principal executive offices located at 261 North University Drive, Suite 520, Ft. Lauderdale, FL 33324; or (3) attending the special meeting and giving oral notice of your intention to vote in person. If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the special meeting, presenting the completed legal proxy to the Target Funds and voting in person. You should be aware that simply attending the special meeting will not in and of itself constitute a revocation of your proxy.

C.	Voting Securities and Principal Holders

Shareholders of the Target Funds at the close of business on July 25, 2023 (the “Record Date”), will be entitled to be present and vote at the special meeting. Each outstanding share is entitled to one vote. As of the Record Date, there were 1,613,725.17 and 815,649.81 shares of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund, respectively, outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $73,252,354.

Principal Holders of the Target Funds

Any person owning, directly or indirectly, more than 25% of the outstanding shares of a Target Fund is presumed to control the Target Fund. Principal holders are persons who own 5% or more of the outstanding shares of a Target Fund. To the knowledge of the Target Funds, as of the Record Date, the following shareholders were considered to be control persons or principal shareholders of the Target Funds.

CCM Core Impact Equity Fund – Advisor Class	Shares	Percentage

Charles Schwab 211 Main Street San Francisco, CA 94105	251,294.247	29.70%

Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	77,068.665	18.27%

Wells Fargo Bank 2801 Market Street Saint Louis, MO 63103	46,059.583	8.09%

Charles Schwab 211 Main Street San Francisco, CA 94105	33,927.471	5.97%

TD Ameritrade PO Box 2226 Omaha, NE 68103	28,749.079	5.91%

Orangewood LLC 7411 Orangewood Lane Boca Raton, FL 33433	20,099.507	5.13%

CCM Core Impact Equity Fund – Institutional Class	Shares	Percentage

LPL Financial 4707 Executive Dr. San Diego, CA 92121	70,834.473	13.18%

Wells Fargo Bank 2801 Market Street Saint Louis, MO 63103	19,293.249	5.11%

CCM Small/Mid-Cap Impact Value Fund – Advisor Class	Shares	Percentage

Charles Schwab 211 Main Street San Francisco, CA 94105	87,824.432	28.82%

Wells Fargo Bank 2801 Market Street Saint Louis, MO 63103	40,160.337	6.84%

CCM Small/Mid-Cap Impact Value Fund – Institutional Class	Shares	Percentage

Martha E. Ortiz and Robert H. Diamond	357,064.247	69.89%
Martha E. Ortiz	26,080.124	5.60%

Principal Holders of the Acquiring Fund

To the best knowledge of the Hennessy Funds Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Acquiring Fund on the Record Date. As of the Record Date, the Hennessy Funds Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Acquiring Fund.

Shares are held in book entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Acquiring Fund. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.

Although the Hennessy Funds Trust does not have information concerning its beneficial ownership held in the names of DTC Participants, the following table lists each DTC Participant that owned of record 5% or more of the outstanding shares of the Fund as of the Record Date:

Name of DTC Participant	Number of Shares	Percentage of Fund
National Financial Services LLC	1,100,759	64.94%
Charles Schwab	360,403	21.26%
SEI Private Trust Company	157,815	9.31%

VII.       ADDITIONAL INFORMATION

Documents that relate to the Target Funds are available, without charge, by writing to Quaker Investment Trust, 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324, by calling (888) 272-0007 (toll-free) or over the Internet at www.ccminvests.com.

Documents that relate to the Acquiring Fund will be available, without charge, by writing to Hennessy Funds Trust at 7250 Redwood Blvd., Suite 200, Novato, California 94945, by calling 1-800-966-4353 or 1-415-899-1555 or over the Internet at hennessyetfs.com.

The Target Funds and the Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information relating to the Target Funds and the Acquiring Fund, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Target Funds and the Acquiring Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington D.C. 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

It is expected that this Proxy Statement will be mailed to shareholders on or about August 25, 2023.

VIII.       MISCELLANEOUS INFORMATION

A.       Other Business

The Target Funds’ Board of Trustees knows of no other business to be brought before the special meeting. If any other matters come before the special meeting, it is the intention of the Target Funds’ Board of Trustees that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.       Next Meeting of Shareholders

The Target Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Target Funds seek to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganizations are not completed, the next meeting of the shareholders of the Target Funds will be held at such time as the Target Funds’ Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Target Funds at its office at a reasonable time before the meeting, as determined by the Target Funds’ Board of Trustees, to be included in the Target Funds’ Proxy Statement and form of proxy relating to that meeting, and it must satisfy all other legal requirements.

C.         Legal Matters

The validity of the issuance of the Acquiring Fund’s shares will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.

D.	Experts

The financial statements of the Target Funds are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, to the Target Funds’ Annual Report to Shareholders and have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The financial statements of the Acquiring Fund are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, to the Annual Report to Shareholders for the predecessor fund to the Acquiring Fund and have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

By Order of the Board of Trustees of Quaker Investment Trust

/s/ Alyssa Greenspan
Alyssa Greenspan
President

August 25, 2023

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this 24th day of August, 2023, by and between Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds Trust”), on behalf of the Hennessy Stance ESG ETF (the “Surviving Fund”), and Quaker Investment Trust, a Delaware statutory trust (“QIT”), on behalf of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each a “Reorganizing Fund” and, together, the “Reorganizing Funds”). Shareholders of the Reorganizing Funds are referred to herein as “Investors.” (Each of Hennessy Funds Trust and QIT is sometimes referred to herein as a “Party,” and collectively, “Parties,” and the Surviving Fund and each of the Reorganizing Funds is sometimes referred to herein as a “Fund.”) This Agreement shall be treated as if each Reorganization (as defined herein) between a Reorganizing Fund and the Surviving Fund contemplated hereby had been the subject of a separate agreement.

Hennessy Advisors, Inc. (“Hennessy Advisors”) and Community Capital Management, LLC (“CCM”) join this Agreement solely for purposes of this paragraph, Section 9 and Section 11.2. Hennessy Advisors and CCM represent and warrant that the execution, delivery, and performance of this Agreement by Hennessy Advisors and CCM will have been duly authorized prior to the Closing Date (as defined in the preamble to Section 3) by all necessary action on the part of Hennessy Advisors and CCM, and this Agreement will constitute a valid and binding obligation of Hennessy Advisors and CCM enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.

In accordance with the terms and conditions set forth in this Agreement, the Parties desire that all of the assets of each class of the Reorganizing Fund (the “Assets”) be transferred to the Surviving Fund, and that the Surviving Fund assume all liabilities, expenses, costs, charges, and reserves of the Reorganizing Funds, whether absolute or contingent, known or unknown, accrued or unaccrued (the “Liabilities”), in exchange for shares of beneficial interest of the Surviving Fund (“Shares”), plus cash in lieu of any fractional Shares, and that these Shares be distributed pro rata immediately after the Closing (as defined in the preamble to Section 1), by each Reorganizing Fund to its Investors in liquidation of such Reorganizing Fund as follows:

●	All of the assets of each class of the CCM Core Impact Equity Fund will be transferred to the Surviving Fund, in exchange for shares of the Surviving Fund (plus cash in lieu of fractional shares of the Surviving Fund), which will be distributed pro rata by the CCM Core Impact Equity Fund to its Investors, and the Surviving Fund will assume all of the CCM Core Impact Equity Fund’s liabilities; and

●	All of the assets of each class of the CCM Small/Mid-Cap Impact Value Fund will be transferred to the Surviving Fund, in exchange for shares of the Surviving Fund (plus cash in lieu of fractional shares of the Surviving Fund), which will be distributed pro rata by the CCM Small/Mid-Cap Impact Value Fund to its Investors, and the Surviving Fund will assume all of the CCM Small/Mid-Cap Impact Value Fund’s liabilities.

For the avoidance of doubt, Shares of the Surviving Fund are not issued in fractional shares. Accordingly, Investors who hold fractional shares of the Reorganizing Funds will be distributed cash in lieu of fractional Shares.

The Surviving Fund shall not assume any liability for any obligation of the Reorganizing Funds under this Agreement or any obligation of the Reorganizing Funds to file reports with the Securities and Exchange Commission (“SEC”), Internal Revenue Service or any other U.S. federal, state, or local regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Reorganizing Funds.

It is intended that each Reorganization (as defined in the preamble to Section 1) qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Surviving Fund and each of the Reorganizing Funds will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization. This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Code.

Each Party’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of either Party, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund that is a series thereof and, in the case of each Reorganizing Fund, that the interests of the Investors will not be diluted as a result of the Reorganization.

In consideration of the mutual promises and of the covenants and agreements hereinafter set forth, the Parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	PLAN OF REORGANIZATION

Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, each class of the Reorganizing Fund shall assign, sell, convey, deliver, and otherwise transfer all of its Assets to the Surviving Fund (minus any fractional shares redeemed as described in the preamble to Section 1) and the Surviving Fund shall continue the business of and assume all of the Reorganizing Fund’s Liabilities. The Surviving Fund shall, as consideration therefor, on the Closing Date, deliver to each Reorganizing Fund, (i) a number of Shares, the number of which shall be determined by dividing (a) the value of said Assets, net of the Liabilities, computed in the manner and as of the time and date set forth in Section 2.1, by (b) the net asset value of one Share computed in the manner and as of the time and date set forth in Section 2.2, and (ii) cash in lieu of fractional Shares. Such transfer, delivery, and assumption shall take place as provided for in Section 3 (hereinafter referred to as the “Closing”). Immediately following the Closing, each of the Reorganizing Funds shall distribute the appropriate number of Shares (and cash in lieu of fractional Shares) to the Investors of the Reorganizing Fund in liquidation of the Reorganizing Fund, as provided in Section 1.2 hereof. The Agreement and transactions contemplated hereunder for each Reorganizing Fund and the Surviving Fund are hereinafter referred to as the “Reorganization.”

1.1           (a)            With respect to each class of each Reorganizing Fund, the Assets shall consist of all property and assets of every kind and any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and rights of action, and receivables (including dividend and interest receivables) owned by such class of the Reorganizing Fund, and any prepaid expenses shown as an asset on the such Reorganizing Fund’s books on the Closing Date.

(b)            Not less than 10 calendar days before the Closing Date, each of the Reorganizing Funds will provide the Surviving Fund with a schedule of its Assets and Liabilities, and upon receipt of the schedule, the Surviving Fund will (i) provide the Reorganizing Fund with a copy of the current investment objective and policies applicable to the Surviving Fund or (ii) confirm if any changes to the investment objective and policies applicable to the Surviving Fund have been made since the filing of the Registration Statement (as defined in Section 4.6). Each of the Reorganizing Funds reserves the right to sell or otherwise dispose of any of the securities or other Assets shown on the list of the Reorganizing Fund’s Assets before the Closing Date, and will notify the Surviving Fund if it acquires any additional securities between such time and the Closing Date.

Each of the Reorganizing Funds will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to discharge all of its known liabilities and obligations prior to the Closing Date (other than the obligations set forth in this Agreement). The Surviving Fund will assume all of the Liabilities of each Reorganizing Fund. The Surviving Fund shall not assume any Liability for any obligation of a Reorganizing Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Reorganizing Fund. Subject to the terms and conditions hereof, at and after the Closing, the Liabilities of a Reorganizing Fund shall become and be the Liabilities of the Surviving Fund and may be enforced against the Surviving Fund to the extent as if the same had been incurred by the Surviving Fund.

1.2           Immediately following the Closing, each Reorganizing Fund will distribute the Shares received by the Reorganizing Fund pursuant to the preamble to Section 1 (reduced by the amount of fractional shares of the Surviving Fund for which cash is received) pro rata to its Investors of record determined as of the close of business on the Closing Date in complete liquidation of the Reorganizing Fund. Holders of shares of the Reorganizing Fund will receive the Shares, plus cash in lieu of fractional Shares. The distribution will be accomplished by proper instructions, provided and signed by an authorized officer of Hennessy Funds Trust, to transfer Shares then credited to the Reorganizing Fund’s account on the books of the Surviving Fund to open accounts on the books of the Surviving Fund established and maintained by the Surviving Fund’s transfer agent in the names of record of the Reorganizing Fund’s Investors and representing the number of Shares due to each Investor of the Reorganizing Fund. All issued and outstanding shares of the Reorganizing Fund will be cancelled therewith on the Reorganizing Fund’s books, and any outstanding share certificates representing interests in the Reorganizing Fund will represent only the right to receive such number of Shares after the Closing as determined in accordance with the preamble to Section 1. Hennessy Funds Trust shall not issue certificates representing the Shares issued in connection with the Reorganization.

1.3           Following the transfer of the Assets by the Reorganizing Funds to the Surviving Fund, the assumption of the Liabilities by the Surviving Fund, and the distribution by the Reorganizing Funds of the Shares received by them pursuant to Section 1.3, plus cash in lieu of fractional Shares, the Reorganizing Funds shall terminate their qualification, classification, and registration with all appropriate federal and state agencies. Any reporting or other responsibility of the Reorganizing Funds is and shall remain the responsibility of the Reorganizing Funds up to and including the date on which the Reorganizing Funds are terminated and deregistered, subject to any reporting or other obligations described in Section 4.8.

2.	VALUATION

2.1           The value of the Assets shall be computed as of the time at which net asset value is calculated pursuant to the valuation procedures set forth in the Reorganizing Funds’ then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the Parties hereto (such time and date the “Valuation Date”). As of the close of business on the Valuation Date, the movement of records and materials of the Reorganizing Funds, and conversion thereof, to the fund accounting and administrative services agent of the Surviving Fund shall commence for completion prior to the Closing Date.

2.2           The net asset value of each Share shall be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the Surviving Fund’s then-current Prospectus and Statement of Additional Information.

2.3           The number of Shares to be issued in exchange for the Assets shall be determined by multiplying the outstanding shares of the Reorganizing Fund by the ratio computed by dividing the net asset value per share of the Reorganizing Fund by the net asset value per Share on the Valuation Date, determined in accordance with Section 2.2. Investors who would otherwise receive fractional Shares will receive cash in lieu of fractional Shares.

2.4           All computations of value contemplated of the Surviving Fund shall be made by the Surviving Fund’s administrator in accordance with its regular practice as pricing agent. The Surviving Fund shall cause its administrator to deliver a copy of its valuation report to the Reorganizing Funds promptly following the Closing. All computations of value contemplated of the Reorganizing Funds shall be made by the Reorganizing Funds’ administrator in accordance with its regular practice as pricing agent. The Reorganizing Funds shall cause their administrator to deliver a copy of its valuation report to the Surviving Fund promptly following the Closing.

2.5           The Reorganizing Funds and the Surviving Fund agree to use all commercially reasonable efforts to resolve prior to the Closing Date any material pricing differences between the prices of Assets determined in accordance with the valuation procedures of the Reorganizing Funds and those determined in accordance with the valuation procedures of the Surviving Fund. All computations of value shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of a Fund.

3.	CLOSING AND CLOSING DATE

The Closing for the Reorganization shall occur immediately after the close of business (4:00 p.m., Eastern Time) on November 10, 2023, or on such other date as may be mutually agreed upon in writing by the Parties hereto (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously, immediately after the close of business on the Closing Date unless otherwise provided.

3.1           The Surviving Fund’s custodian shall deliver at the Closing evidence that (a) the Assets have been delivered in proper form to the Surviving Fund as of the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Reorganizing Funds in conjunction with the delivery of the Assets.

3.2           The Reorganizing Funds shall deliver or cause their transfer agent to deliver at the Closing to the Secretary of the Surviving Fund a certificate of an authorized officer stating the number and percentage ownership of outstanding shares of each of the Reorganizing Funds owned by each Investor as of the Closing Date. The Surviving Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Secretary of the Reorganizing Funds a confirmation evidencing the number of Shares to be credited on the Closing Date or provide evidence satisfactory to the Reorganizing Funds that such Shares have been credited to each Reorganizing Fund’s account on the books of the Surviving Fund. At the Closing, each Party shall deliver to each other such bills of sale, checks, assignments, share certificates, receipts and/or other documents, if any, that the other Party or its counsel may reasonably request.

3.3           Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Surviving Fund, accurate appraisal of the value of the Assets, net of Liabilities, of the Surviving Fund or a Reorganizing Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.	COVENANTS WITH RESPECT TO THE SURVIVING FUND AND THE REorganizing funds

4.1           With respect to each of the Reorganizing Funds, QIT has called or will call a meeting of Investors to consider and act upon this Agreement (the “Shareholders Meeting”) and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for each of the Reorganizing Funds’ liquidating distribution of Shares contemplated hereby, and for the Reorganizing Fund to terminate its qualification, classification, and registration if requisite approvals are obtained with respect to the Reorganizing Fund. QIT, on behalf of the Reorganizing Fund, shall assist Hennessy Funds Trust, on behalf of the Surviving Fund, in preparing the notice of meeting, form of proxy and proxy statement/prospectus (collectively, “Proxy Materials”) to be used in connection with that meeting and the registration statement on Form N-14 to be prepared by Hennessy Funds Trust pursuant to Section 4.6.

4.2           QIT, on behalf of the Reorganizing Funds, covenants that the Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3           QIT, on behalf of the Reorganizing Funds, will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably request concerning the beneficial ownership of shares of the Reorganizing Funds.

4.4           Subject to the provisions hereof, Hennessy Funds Trust, on behalf of the Surviving Fund, and QIT, on behalf of the Reorganizing Funds, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated herein.

4.5           Each Reorganizing Fund shall furnish to the Surviving Fund on the Closing Date, a final statement of the total amount of the Reorganizing Fund’s Assets and Liabilities as of the Closing Date.

4.6           Hennessy Funds Trust, on behalf of the Surviving Fund, has prepared and filed, or will prepare and file, with the SEC a registration statement on Form N-14 under the Securities Act of 1933, as amended, and the regulations thereunder (the “1933 Act”), relating to the Shares (the “Registration Statement”). The Reorganizing Funds have provided or will provide the Surviving Fund with necessary or advisable information and disclosure relating to the Reorganizing Funds for inclusion in the Proxy Materials, which are part of the Registration Statement, and with such other information and documents relating to the Reorganizing Funds as are requested by the Surviving Fund and as are reasonably necessary or advisable for the preparation of the Registration Statement.

4.7           After the Closing, Hennessy Funds Trust shall or shall cause its agents to prepare any U.S. federal, state or local tax returns, including any Forms 1099, required to be filed by the Surviving Fund after the Closing Date.

4.8           Following the Closing, QIT, on behalf of the Reorganizing Funds, will file promptly any final regulatory reports, including but not limited to any Form N-CEN and Rule 24f-2 filings with respect to the Reorganizing Funds and also will take all other steps as are necessary and proper to effect the termination or declassification of the Reorganizing Funds in accordance with the laws of Delaware and other applicable requirements.

4.9           Hennessy Funds Trust and QIT will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any tax returns, amended return, or claim for refund, in determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.

4.10        Hennessy Funds Trust covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act and the 1940 Act in order to continue the Surviving Fund’s operations after the Closing Date.

4.11        Except where otherwise required by law, the Parties shall not take a position on any applicable income tax returns inconsistent with the treatment of the Reorganization as a “reorganization,” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Funds will comply with the recordkeeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

5.	REPRESENTATIONS AND WARRANTIES

5.1           Hennessy Funds Trust, on behalf of the Surviving Fund, represents and warrants to QIT, on behalf of the Reorganizing Funds, as of the date hereof and as of the Closing Date as follows:

(a)           (i) Hennessy Funds Trust was duly created pursuant to its Trust Instrument by its Board for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of Delaware, and the Trust Instrument directs the Board to manage the affairs of Hennessy Funds Trust and grants them all powers necessary or desirable to carry out such responsibility, and (ii) Hennessy Funds Trust is registered as an investment company classified as an open-end management company, under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect;

(b)            The Surviving Fund is a legally designated, separate series of Hennessy Funds Trust, duly organized and validly existing under the laws of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement;

(c)           The Registration Statement with respect to Hennessy Funds Trust and the Surviving Fund conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)            The Surviving Fund is not in violation of, and the execution, delivery, and performance of this Agreement by Hennessy Funds Trust, for itself and on behalf of the Surviving Fund, does not and will not (i) violate the Trust Instrument or Bylaws of Hennessy Funds Trust, or (ii) to the best knowledge of QIT, result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking, to which Hennessy Funds Trust is a party or by which its properties or assets are bound;

(e)           Except as previously disclosed in writing to the Reorganizing Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of Hennessy Funds Trust, threatened against the Surviving Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of business, Hennessy Funds Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Surviving Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(f)           The audited financial statements of the Stance Equity ESG Large Cap Core ETF, a former series of The RBB Fund, Inc. and the predecessor fund to the Surviving Fund, for the fiscal year ended August 31, 2022, and the unaudited financial statements of the Surviving Fund for the fiscal period ended February 28, 2023 (copies of which have been furnished to the Reorganizing Funds), fairly present, in all material respects, the Surviving Fund’s financial condition as of such date and its results of operations for such periods in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no liabilities of any of the Surviving Fund (contingent or otherwise) known to the Surviving Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(g)            Since the date of the most recent audited financial statements, there has not been any material adverse change with respect to any of the Surviving Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date of such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Reorganizing Funds, prior to the Closing Date (for the purposes of this subparagraph, neither a decline in the Surviving Fund’s net asset value per share nor a decrease in the Surviving Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(h)            The Surviving Fund has timely filed all U.S. federal and other tax returns and reports that are required by law to have been filed by the Surviving Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Surviving Fund have been timely paid, and to the best of the Surviving Fund’s knowledge, no such return is currently under audit and no assessment of a tax deficiency has been made with respect to any such return;

(i)           Neither Hennessy Funds Trust nor, to the knowledge of the Hennessy Funds Trust, any “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of Hennessy Funds Trust has been convicted of any felony or misdemeanor described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of Hennessy Funds Trust, has any investment adviser, or any “person associated” (as defined in the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Advisers Act”)) with any investment adviser of the Surviving Fund has been subject, or presently is subject, to any disqualification that would be a basis for denial, suspension, or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the 1940 Act, and, to the knowledge of Hennessy Funds Trust, there is no proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension, or revocation

(j)           All issued and outstanding Shares, including Shares to be issued in connection with the Reorganization, of the Surviving Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, Shares of the Surviving Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration and regulatory requirements, or exemptions therefrom, of 1933 Act, the 1940 Act, and all applicable state securities laws, and the regulations thereunder, and the Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its Shares nor is there outstanding any security convertible into any of its Shares;

(k)            The Surviving Fund has qualified and met the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Closing Date and has computed (or will compute) its U.S. federal income and excise tax liability, if any, under Section 852 and 4982, respectively, of the Code.

(l)           There is no plan or intention for the Surviving Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(m)            Immediately after the Closing Date, Surviving Fund will not be under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceedings (as described in Section 368(a)(3)(A) of the Code);

(n)            The execution, delivery, and performance of this Agreement on behalf of the Surviving Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of Hennessy Funds Trust, the Board of Hennessy Funds Trust, and the Surviving Fund, and this Agreement will constitute a valid and binding obligation of Hennessy Funds Trust and the Surviving Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles;

(o)            On the effective date of the Registration Statement, at the time of the meeting of the Investors and on the Closing Date, any written information furnished by Hennessy Funds Trust with respect to the Surviving Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(p)            The Board of Hennessy Funds Trust was established and has been operated in accordance with the requirements and restrictions of Sections 10 and 16 of the 1940 Act and satisfies the fund governance standards as defined in Rule 0-1 under the 1940 Act. No trustee who has been identified as an “independent” or “non interested” in Hennessy Funds Trust’s most recent registration statement on Form N-1A is an “interested person” of Hennessy Funds Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, or has had at any time during the past three years a material business or professional relationship with any investment adviser or sub-adviser or principal underwriter of the Surviving Fund or with the principal executive officer or any controlling person of any investment adviser or sub-adviser or the principal underwriter of the Surviving Fund other than as set forth in Hennessy Funds Trust’s registration statement on Form N-1A. To the knowledge of Hennessy Funds Trust, no trustee is ineligible under Section 9(a) or Section 9(b) of the 1940 Act to serve as a trustee to a registered investment company; and

(q)            To the knowledge of Hennessy Funds Trust, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the regulations thereunder (the “1934 Act”), the 1940 Act, or Delaware law for the execution of this Agreement by Hennessy Funds Trust, for itself and on behalf the Surviving Fund, or the performance of this Agreement by Hennessy Funds Trust, for itself and on behalf of the Surviving Fund, except as specifically contemplated by this Agreement and as required under the 1933 Act, the 1940 Act and any applicable state securities laws and any listing agreement with any securities exchange, and except for such consents, approvals, authorizations, and filings as may be required after the Closing Date.

5.2           QIT, on behalf of the Reorganizing Funds, represents and warrants to the Hennessy Funds Trust, on behalf of the Surviving Fund, as of the date hereof and as of the Closing Date as follows:

(a)           QIT was duly created pursuant to its Agreement and Declaration of Trust, as amended (the “Agreement and Declaration of Trust”) by its Board for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of Delaware, and the Agreement and Declaration of Trust and the Bylaws of QIT (the “QIT Bylaws”) directs the Board to manage the affairs of QIT and the Reorganizing Funds and grants them all powers necessary or desirable to carry out such responsibility, including administering the Reorganizing Funds’ business as currently conducted by the Reorganizing Funds and as described in its current registration statement, and (ii) QIT is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

(b)            Each of the Reorganizing Funds is a legally designated, separate series of QIT, duly organized and validly existing under the laws of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement;

(c)           All of the issued and outstanding shares of the Reorganizing Funds have been offered and sold in compliance in all material respects with applicable federal and state securities laws and the regulations thereunder, and all issued and outstanding shares of each class of the Reorganizing Funds are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and nonassessable, free and clear of all liens, pledges, security interests, charges, or other encumbrances, and none of the Reorganizing Funds have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, provided that no representation is given with respect to whether any shareholder of the Reorganizing Fund has granted a security interest in the shares owned by that shareholder or whose shares are otherwise subject to a lien or pledge;

(d)            The registration statement with respect to QIT and the Reorganizing Funds conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)            The Reorganizing Funds are not in violation of, and the execution, delivery, and performance of this Agreement by QIT, for itself and on behalf of the Reorganizing Funds, does not and will not (i) violate the Agreement and Declaration of Trust or the QIT Bylaws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking to which QIT is a party or by which its properties or assets are bound;

(f)            Except as previously disclosed in writing to the Surviving Fund, (i) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of QIT, threatened against any one of the Reorganizing Funds or any of its properties or Assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of its business, (ii) QIT knows of no facts that might form the basis for the institution of any such proceeding or investigation, and (iii) neither Reorganizing Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(g)            The audited financial statements of Reorganizing Funds as of and for the fiscal year ended June 30, 2022 and the unaudited financial statements of the Reorganizing Funds for the fiscal period ended December 31, 2022 (copies of which have been furnished to the Surviving Fund), fairly present, in all material respects, the Reorganizing Funds’ financial condition as of such dates and their results of operations for each such period in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no material debts, obligations, or liabilities of the Reorganizing Funds (contingent or otherwise) known to the Reorganizing Funds that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(h)            Since the date of the most recent audited financial statements, there has not been any material adverse change with respect to either Reorganizing Fund’s financial condition, Assets, Liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by such Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Surviving Fund, prior to the Closing Date (for the purposes of this subparagraph, a decline in the Reorganizing Fund’s net asset value per share, a decrease in the Reorganizing Fund’s size due to redemptions or a decline consistent with general equity market conditions shall not be deemed to constitute a material adverse change);

(i)            The Reorganizing Funds have timely filed all U.S. federal and other tax returns and reports that are required by law to have been filed by the Reorganizing Funds, all such tax returns and reports were complete and accurate, all taxes owed by the Reorganizing Funds have been timely paid, and has made available to Hennessy Funds Trust all of the Reorganizing Funds’ previously filed tax returns. To the best of the Reorganizing Funds’ knowledge, no such return is currently under audit and no assessment of a tax deficiency has been made with respect to any such return;

(j)            The Reorganizing Funds have qualified and met the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of their operations, and will continue to so qualify until the Closing Date and has computed (or will compute) their U.S. federal income and excise tax liability, if any, under Sections 852 and 4982, respectively, of the Code;

(k)            Neither Reorganizing Fund is a party to or bound by any agreement, undertaking, or commitment (i) to merge or consolidate with, or acquire all or substantially all of the property and assets of, any other corporation, trust or person or (ii) to sell, lease, or exchange all or substantially all of its property and assets to any other corporation, trust or person;

(l)            Neither QIT nor, to the knowledge of QIT, any “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of QIT has been convicted of any felony or misdemeanor described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of QIT, has any investment adviser, or any “person associated” (as defined in the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Advisers Act”)) with any investment adviser of the Reorganizing Funds has been subject, or presently is subject, to any disqualification that would be a basis for denial, suspension, or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the 1940 Act, and, to the knowledge of QIT, there is no proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension, or revocation;

(m)            QIT has furnished to Hennessy Funds Trust, on behalf of the Surviving Fund, or provided access to, with respect to the Reorganizing Funds, complete and true copies of the Reorganizing Funds’ (i) all post-effective amendments to the registration statement on form N-1A filed by QIT with the SEC pertaining to the last five years, (ii) annual and semi-annual reports on Form N-CSR, together with any and all exhibits annexed thereto, and proxy statements pertaining to the last five years, each in the form delivered to shareholders, as well as any additional report or other material generally delivered to such shareholders since the delivery of such annual report or semi-annual report, as the case may be, and (iii) prospectuses, together with statements of additional information, filed with the SEC in the last five years, each in the form filed with the SEC (all of the foregoing documents referred to in clauses (i), (ii) and (iii) collectively referred to herein as the “Fund Statements”). The information contained in the Fund Statements did not as of the date of filing, effectiveness, or first use, as applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make any material statement made therein, in light of the circumstances under which they were made, not misleading. Since the end of the period covered by the most recent annual or semi-annual report through the date hereof, there has occurred no event or condition (other than as a result of this Agreement and the transactions contemplated hereby) that would (A) require either Reorganizing Fund to file an additional amendment, registration statement, prospectus, prospectus supplement, report, or other document with the SEC, which document has not been so filed with the SEC and delivered to Hennessy Funds Trust or (B) require either Reorganizing Fund to conduct a meeting of its Investors;

(n)            At the Closing Date, each of the Reorganizing Funds will have good and marketable title to the Assets and full right, power, and authority to assign, sell, convey, deliver, and otherwise transfer the Assets hereunder, and upon delivery and payment for the Assets as contemplated herein, the Surviving Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

(o)            The execution, delivery, and performance of this Agreement on behalf of the Reorganizing Funds will have been duly authorized prior to the Closing Date by all necessary action on the part of QIT, the Board of QIT, and the Reorganizing Funds, and this Agreement will constitute a valid and binding obligation of QIT and the Reorganizing Funds enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(p)            On the effective date of the Registration Statement, at the time of the meeting of the Investors and on the Closing Date, the information furnished by the Reorganization Funds that is included in the Proxy Materials (exclusive of the portions of the Surviving Fund’s Prospectus contained or incorporated by reference therein) (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by the Reorganizing Funds, or by QIT on behalf of the Reorganizing Funds, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(q)            QIT maintains on behalf of the Reorganizing Funds insurance in amounts customary within the industry. To the knowledge of QIT, all of such insurance policies are valid, binding, and enforceable in accordance with its terms against the respective insurers and are in full force and effect. QIT has not received written notice from its insurance carriers disclaiming coverage or defending a reservation of rights clause as to any of such notifications;

(r)            QIT has obtained those no action letters, exemptive orders, and other interpretive relief from the SEC and any other government entity necessary for the operation of the Reorganizing Funds. QIT, on behalf of the Reorganizing Funds, has complied with all representations, terms, and conditions of each such no action letter, exemptive order, and other relief necessary to rely on the same;

(s)            During the past three years, there has existed no unremedied pricing error or similar condition with respect to the Reorganizing Funds;

(t)            The Board of QIT was established and has been operated in accordance with the requirements and restrictions of Sections 10 and 16 of the 1940 Act and satisfies the fund governance standards as defined in Rule 0-1 under the 1940 Act. No trustee who has been identified as an “independent” or “non interested” in QIT’s most recent registration statement on Form N-1A is an “interested person” of QIT, as that term is defined in Section 2(a)(19) of the 1940 Act, or has had at any time during the past three years a material business or professional relationship with any investment adviser or sub-adviser or principal underwriter of the Reorganizing Funds or with the principal executive officer or any controlling person of any investment adviser or sub-adviser or the principal underwriter of the Reorganizing Funds other than as set forth in QIT’s registration statement on Form N-1A. To the knowledge of QIT, no trustee is ineligible under Section 9(a) or Section 9(b) of the 1940 Act to serve as a trustee to a registered investment company; and

(u)            To the knowledge of QIT, no governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by QIT, for itself and on behalf of the Reorganizing Funds, or the performance of this Agreement by QIT, for itself and on behalf of the Reorganizing Funds except as specifically contemplated by this Agreement and as required under the 1933 Act, the 1940 Act and any applicable state securities laws and any listing agreement with any securities exchange, and except for such consents, approvals, authorizations, and filings as may be required after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE Reorganizing Funds

The obligations of QIT to consummate the Reorganization with respect to the Reorganizing Funds shall be subject to the performance by Hennessy Funds Trust, on behalf of the Surviving Fund, of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Surviving Fund:

6.1           This Agreement and transaction contemplated hereby shall have been duly adopted and approved by the Board of Hennessy Funds Trust.

6.2           All representations and warranties of Hennessy Funds Trust with respect to the Surviving Fund contained herein shall be true, correct, and complete in all respects (in the case of any representation or warranty qualified by materiality or material adverse change) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse change) at and as of the Closing Date as though such representations and warranties were made at and as of such time (except those representations and warranties that address matters only as of specific date, the accuracy of which shall be determined as of that specified date in all respects).

6.3           Hennessy Funds Trust, on behalf of itself and the Surviving Fund, shall have in all material respects performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

6.4           Hennessy Funds Trust, on behalf of the Surviving Fund, shall have delivered to the Reorganizing Funds at the Closing a certificate executed on behalf of the Surviving Fund by Hennessy Funds Trust’s President, Vice President, Assistant Vice President, Secretary, or Assistant Secretary, in a form reasonably satisfactory to the Reorganizing Funds and dated as of the Closing Date, to the effect that the representations and warranties of Hennessy Funds Trust on behalf of the Surviving Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Reorganizing Funds shall reasonably request.

6.5           Reorganizing Funds shall have received at the Closing an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust (“Counsel”), in a form reasonably satisfactory to the Reorganizing Funds (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)            Hennessy Funds Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)            the Surviving Fund is a separate portfolio of Hennessy Funds Trust, which is a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of Delaware;

(c)             this Agreement has been duly authorized, executed, and delivered by Hennessy Funds Trust on its behalf and on behalf of the Surviving Fund and, assuming due authorization, execution, and delivery of this Agreement on behalf of the Reorganizing Funds, and Hennessy Advisors, is a valid and binding obligation of Hennessy Funds Trust, enforceable against Hennessy Funds Trust in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles; and

(d)            to the knowledge of such counsel, no consent, approval, authorization, filing, or order of any court or governmental authority of the United States is required for the consummation of the Reorganization with respect to the Surviving Fund, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act (it being understood that such counsel has made no independent investigation or analysis with respect to state securities laws and are not opining on such laws).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of Hennessy Funds Trust to consummate the Reorganization with respect to the Surviving Fund shall be subject to the performance by QIT, on behalf of the Reorganizing Funds, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           This Agreement and transactions contemplated hereby shall have been duly adopted and approved by the Board of QIT and by the Investors of each Reorganizing Fund at its Shareholders Meeting.

7.2           All representations and warranties of QIT with respect to the each of the Reorganizing Funds contained herein shall be true, correct, and complete in all respects (in the case of any representation or warranty qualified by materiality or material adverse change) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse change) at and as of the Closing Date as though such representations and warranties were made at and as of such time (except those representations and warranties that address matters only as of specific date, the accuracy of which shall be determined as of that specified date in all respects).

7.3           QIT, on behalf of itself and the Reorganizing Funds, shall have in all material respects performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

7.4           QIT, on behalf of the Reorganizing Funds, shall have delivered to the Surviving Fund at the Closing a certificate executed on behalf of each of the Reorganizing Funds, by QIT’s President, Secretary, Treasurer or Chief Compliance Officer, in a form reasonably satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of QIT on behalf of the Reorganizing Funds made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Surviving Fund shall reasonably request.

7.5           The Surviving Fund shall have received at the Closing an opinion of Stradley Ronon Stevens & Young, LLP, legal counsel to QIT, in a form reasonably satisfactory to the Surviving Fund (which opinions may be subject to customary qualifications), substantially to the effect that:

(a)            QIT is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)            (i) QIT is validly existing as an open-end management investment company, and it is in good standing under the laws of the State of Delaware; (ii) the Reorganizing Funds have each been established as separate series of QIT in accordance with the Agreement and Declaration of Trust; (iii) title to all of the assets of each class of each Reorganizing Fund is vested in QIT; (iv) QIT has the authority to conduct, operate, and carry on its business as presently conducted; and (v) pursuant to the Agreement and Declaration of Trust, Investors shall have no preemptive or other right to subscribe to any additional shares or other securities issued by QIT or any other series of QIT;

(c)            this Agreement has been duly authorized, executed, and delivered by QIT on behalf of the Reorganizing Funds and, assuming due authorization, execution and delivery of this Agreement on behalf of the Surviving Fund, and Hennessy Advisors, is a valid and binding obligation of QIT, enforceable against QIT in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors rights, and to general equity principles; and

(d)            to the knowledge of such counsel, no consent, approval, authorization, filing, or order of any court or governmental authority of the United States is required for the consummation of the Reorganization with respect to either of the Reorganizing Funds, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act (it being understood that such counsel has made no independent investigation or analysis with respect to state securities laws and are not opining on such laws).

7.6           The transfer agent to the Reorganizing Funds shall have delivered to the Surviving Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the shareholder records of each of the Reorganizing Funds are complete and accurate and as to such other matters as the Surviving Fund shall reasonably request.

7.7           The administrator, fund accountant, and custodian to the Reorganizing Funds shall have delivered to the Surviving Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the books and records of the each of the Reorganizing Funds covered by its contracts with the Reorganizing Funds are complete and accurate and as to such other matters as the Surviving Fund shall reasonably request.

7.8           The Reorganizing Funds shall arrange to make the Reorganizing Funds’ auditors available to the Surviving Fund and its agents to answer their questions at a mutually agreeable time prior to the Closing.

7.9           QIT, on behalf of the Reorganizing Funds, shall have delivered to Hennessy Funds Trust, or shall have made provision for delivery as promptly as practicable after the Closing Date of, (i) a statement, accurate and complete in all material respects related to the Reorganizing Funds, of (1) the Assets, showing the tax basis of such Assets for U.S. federal income tax purposes by lot and the holding periods of such Assets for such purposes, as of the Valuation Date; (2) the capital loss carryovers for each of the Reorganizing Funds for U.S. federal income tax purposes and the taxable years of the Reorganizing Funds (or its predecessors) in which such capital losses were recognized; (3) any limitations on the use of such losses imposed under Section 382 of the Code (determined without regard to the transactions contemplated by this Agreement); and (4) any unrealized gain or loss in such Assets (as determined as of the Valuation Date) for U.S. federal income tax purposes; (ii) the tax books and records of each of the Reorganizing Funds for preparing any tax returns required by law to be filed after the Closing Date; and (iii) such other tax information reasonably requested by Hennessy Funds Trust.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND AND THE Reorganizing funds

The obligations of Hennessy Funds Trust, on behalf of the Surviving Fund, and of QIT, on behalf of the Reorganizing Funds, herein are each subject to the further conditions that on or before the Closing Date with respect to the Surviving Fund and the Reorganizing Funds:

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Funds at the Shareholders Meeting in accordance with the provisions of the Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund.

8.2           On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

8.3           All consents of other Parties and all other consents, orders, approvals, and permits of federal, state, and local regulatory authorities (including, without limitation, those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) deemed necessary by Hennessy Funds Trust, on behalf of the Surviving Fund, or QIT, on behalf of the Reorganizing Funds, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Funds.

8.4           The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. The SEC shall not have issued an unfavorable advisory report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.

8.5           Hennessy Funds Trust, on behalf of the Surviving Fund, and QIT, on behalf of the Reorganizing Funds, shall each have considered the U.S. federal, state and local income tax issues. The Surviving Fund and the Reorganizing Funds shall have each received an opinion of Counsel substantially to the effect that for U.S. federal income tax purposes, the Reorganization will be treated as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and on officers’ certificates and certificates of public officials if Counsel so requests.

8.6           On or before the Closing Date, each Reorganizing Fund shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to such Reorganizing Fund’s Investors all of the Reorganizing Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b)(2) of the Code (computed without regard to Section 852(b)(2)(D) of the Code), (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Reorganizing Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

9.	EXPENSES

9.1       Except as expressly provided in Section 9.3 and Section 9.4, Hennessy Advisors shall be responsible for paying all of the expenses of the Surviving Fund incurred by the Surviving Fund or any of its affiliates in connection with the transactions contemplated by this Agreement, including, without limitation, legal fees and costs, accounting and auditing fees, and any costs associated with meetings of the Board of Hennessy Funds Trust relating to the transactions contemplated by this Agreement.

9.2       Except as expressly provided in Section 9.3 and Section 9.4, CCM shall be responsible for paying all of the expenses of the Reorganizing Funds incurred by the Reorganizing Funds or any of their affiliates in connection with the transactions contemplated by this Agreement, including, without limitation, legal fees and costs, accounting and auditing fees, and any costs associated with meetings of the Board of QIT an any meeting of shareholders of the Reorganizing Funds relating to the transactions contemplated by this Agreement.

9.3       CCM will retain Broadridge Financial Services, Inc. on behalf of the Reorganizing Funds to assist in soliciting the approval of the shareholders of the Reorganizing Funds required to complete the transactions contemplated hereby. CCM and Hennessy Advisors shall each bear 50% of the costs and expenses associated with soliciting and obtaining the proxy vote of the shareholders of the Reorganizing Funds, including fees paid to Broadridge Financial Services, Inc.; provided, however, that (a) CCM shall bear its and the Reorganizing Funds’ legal fees and costs related to preparing, negotiating and filing the N-14 Registration Statement, including any and all exhibits thereto and any ancillary documents; and (b) Hennessy Advisors shall bear its and the Surviving Fund’s legal fees and costs related to preparing, negotiating and filing the N-14 Registration Statement, including any and all exhibits thereto and any ancillary documents.

9.4       Notwithstanding the foregoing, expenses will in any event be paid by the Party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Reorganizing Funds or the Surviving Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Reorganizing Funds or the Surviving Fund or on any of their respective shareholders.

9.5        This Section 9 shall survive the Closing and any termination of this Agreement pursuant to Section 11.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        This Agreement constitutes the entire agreement between the Parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2        Except as otherwise specified below, the representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated herein for a two-year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies, as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with its terms.

11.	TERMINATION

11.1        This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by:

(a)             either Party (i) in the event of the other Party’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing if such breach is incapable of being cured, (ii) if a condition to its obligations has not been met and it appears reasonably likely that such condition will not, or cannot, be met, or (iii) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization; or

(b)            the mutual consent of both Parties to this Agreement.

11.2        If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any Party (including its trustees/directors, officers or shareholders) and Hennessy Advisors and CCM shall each bear their own expenses incidental to the preparation of carrying out of the Agreement as provided in Section 9; provided however that if the termination shall result from the material breach by a Party of a covenant or agreement of such Party contained in this Agreement, then such Party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching Party.

12.	AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of QIT, on behalf of the Reorganizing Funds, and officers of Hennessy Funds Trust, on behalf of the Surviving Fund; provided, however, that following the Shareholders Meeting, no such amendment may have the effect of changing the provisions for determining the number of Shares to be delivered to the Reorganizing Funds’ Investors under this Agreement to the detriment of the Reorganizing Funds’ Investors, or otherwise materially and adversely affecting the Reorganizing Funds, without the Reorganizing Funds obtaining the Reorganizing Funds’ Investors’ further approval except that nothing in this Section 12 shall be construed to prohibit the Surviving Fund and the Reorganizing Funds from amending this Agreement in writing without additional authorization to change the Closing Date or Valuation Date by mutual agreement.

13.	INDEMNIFICATION

13.1        Hennessy Funds Trust and the Surviving Fund shall indemnify, defend, and hold harmless QIT and each of the Reorganizing Funds, its respective officers, trustees, employees, and agents against any and all claims, actions, damages, obligations, losses, liabilities, costs, and expenses, including reasonable attorneys’ fees, costs of collection, and other costs of defense, actually incurred by QIT and arising from or in connection with (a) any breach of any representation or warranty of Hennessy Funds Trust, on behalf of itself and the Surviving Fund, contained in or made pursuant to this Agreement and (b) any breach of any covenant of Hennessy Funds Trust, on behalf of itself and the Surviving Fund, contained in or made pursuant to this Agreement. No Party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying Party or Parties no later than 24 months after the Closing Date, except that the representations and warranties contained in Sections 5.1(a) and 5.1(d) shall survive indefinitely.

13.2        QIT and each of the Reorganizing Funds shall indemnify, defend, and hold harmless Hennessy Funds Trust and the Surviving Fund, its respective officers, trustees, employees, and agents against any and all claims, actions, damages, obligations, losses, liabilities, costs, and expenses, including reasonable attorneys’ fees, costs of collection, and other costs of defense, actually incurred by Hennessy Funds Trust and arising from or in connection with (a) any breach of any representation or warranty of QIT, on behalf of itself and the Reorganizing Funds, contained in or made pursuant to this Agreement and (b) any breach of any covenant of QIT, on behalf of itself and each of the Reorganizing Funds, contained in or made pursuant to this Agreement. No Party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying Party or Parties no later than 24 months after the Closing Date, except that the representations and warranties contained in Sections 5.2(a), 5.2(e), and 5.2(n) shall survive indefinitely.

14.	NOTICES

Any notice, report, statement, or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, or overnight express courier addressed to the following:

For Hennessy Funds Trust, on behalf of itself and the Surviving Fund:

Hennessy Funds Trust

7250 Redwood Blvd, Suite 200

Novato, California 94945

Attention: President

With a copy to, which shall not constitute notice:

Foley & Lardner LLP

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Attention: Peter D. Fetzer

For QIT, on behalf of itself and the Reorganizing Funds:

Alyssa D. Greenspan

Community Capital Management, LLC

2500 Weston Road, Suite 101

Weston, Florida 33331

With a copy to, which shall not constitute notice:

Jonathan M. Kopcsik

Stradley Ronon Stevens & Young LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103-7018

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1        The section and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Sections, paragraphs, subparagraphs, or Exhibits shall be construed as referring to Sections, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein,” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Section, paragraph, subparagraph, or sentence.

15.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3        This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law provisions.

15.4        This Agreement shall bind and inure to the benefit of the Parties hereto and its respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of the other Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Parties hereto and its respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5        It is expressly agreed that the obligations of the Reorganizing Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of QIT personally, but shall bind only the QIT property of the Reorganizing Funds. The execution and delivery of this Agreement has been authorized by the Board of QIT, on behalf of the Reorganizing Funds, and signed by authorized officers of QIT, acting as such. Neither the authorization by such Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the QIT property of the Reorganizing Funds.

* * *

[Signatures follow on the next page.]

EXHIBIT A

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed by its authorized officer.

Hennessy Funds Trust, for itself and on behalf of the Hennessy Stance ESG ETF	Quaker Investment Trust, for itself and on behalf of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund

/s/ Teresa M. Nilsen	/s/ Alyssa D. Greenspan
Teresa M. Nilsen	Alyssa D. Greenspan
Executive Vice President	President

Hennessy Advisors, Inc., solely for purposes of the second paragraph hereof, Section 9, and Section 11.2	Community Capital Management, LLC, solely for purposes of the second paragraph hereof, Section 9, and Section 11.2

/s/ Teresa M. Nilsen	/s/ Alyssa D. Greenspan
Teresa M. Nilsen	Alyssa D. Greenspan
President	CEO and President

EXHIBIT B

The following tables are intended to help you understand the financial performance of the shares of the Target Funds for the periods shown below. Certain information reflects financial results for a single share of a Target Fund. The “Total Return” figure shows how much your investment would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been derived from financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm. Tait, Weller & Baker LLP’s report and the Target Funds’ financial statements are included in the annual report of the Target Funds for the fiscal year ended June 30, 2022, which is available upon request. Information derived from the financial statements for period December 31, 2022 has not been audited.

CCM Core Impact Equity Fund – Advisor Class

CCM Core Impact Equity Fund	For the Six-Month Period Ended December 31, 2022 (Unaudited)		For the Fiscal Year Ended June 30, 2022	For the Fiscal Year Ended June 30, 2021		For the Fiscal Year Ended June 30, 2020		For the Fiscal Year Ended June 30, 2019		For the Fiscal Year Ended June 30, 2018
Net Asset Value, Beginning of Period/Year	$37.82		$50.38	$35.31		$34.22		$31.87		$ 27.86
Investment Operations: Net investment Income (loss)(a)	(0.06)		(0.35)	(0.50)		(0.34)		(0.30)		(0.24)
Net realized and unrealized gain (loss) on investments	0.24		(4.63)	15.86		2.10		2.65		4.25
Total from investment operations	0.18		(4.98)	15.36		1.76		2.35		4.01
Distributions from:
Net investment income	—		—	—		—		—		—
Net capital gains	(7.22)		(7.58)	(0.29)		(0.67)		—		—
Total distributions	(7.22)		(7.58)	(0.29)		(0.67)		—		—
Net Asset Value, End of Period/Year	$30.78		$37.82	$50.38		$35.31		$34.22		$ 31.87
Total return	0.41	%(b)	(12.90)%	43.65	%(1)	5.05	%(1)	7.37	%(1)	14.39	%(1)
Ratios/Supplemental Data
Net assets, end of period/year (in 000s)	$44,335		$47,716	$59,786		$47,731		$53,292		$ 44,964
Ratio of expenses to average net assets
Before fee waiver	2.04	%(c)	1.95%	2.03%		2.09%		2.48%		2.30%
After fee waiver	2.04	%(c)	1.95%	2.03%		2.09%		2.48%		2.30%
Ratio of net investment income to average net assets
Before fee waiver	(0.31	)%(c)	(0.74)%	(1.14)%		(0.97)%		(0.99)%		(0.78)%
After fee waiver	(0.31	)%(c)	(0.74)%	(1.14)%		(0.97)%		(0.99)%		(0.78)%
Portfolio turnover rate	15	%(b)	47%	56%		69%		24%		119%

(a) Based on the average daily number of shares outstanding during the period.

(b) Not annualized.

(c) Annualized.

(1) Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. As of September 30, 2018 the Fund no longer charges a sales charge.

CCM Core Impact Equity Fund – Institutional Class

CCM Core Impact Equity Fund	For the Six-Month Period Ended December 31, 2022 (Unaudited)		For the Fiscal Year Ended June 30, 2022	For the Fiscal Year Ended June 30, 2021		For the Fiscal Year Ended June 30, 2020		For the Fiscal Year Ended June 30, 2019		For the Fiscal Year Ended June 30, 2018
Net Asset Value, Beginning of Period/Year	$40.44		$53.27	$37.23		$35.96		$33.40		$29.12
Investment Operations: Net investment Income (loss)(a)	(0.01)		(0.25)	(0.41)		(0.26)		(0.25)		(0.17)
Net realized and unrealized gain (loss) on investments	0.25		(5.00)	16.74		2.20		2.81		4.45
Total from investment operations	0.24		(5.25)	16.33		1.94		2.56		4.28
Distributions from:
Net investment income	—		—	—		—		—		—
Net capital gains	(7.22)		(7.58)	(0.29)		(0.67)		—		—
Total distributions	(7.22)		(7.58)	(0.29)		(0.67)		—		—
Net Asset Value, End of Period/Year	$33.46		$40.44	$53.27		$37.23		$35.96		$33.40
Total return	0.55	%(b)	(12.69)%	44.00	%(1)	5.31	%(1)	7.66	%(1)	14.70	%(1)
Ratios/Supplemental Data
Net assets, end of period/year (in 000s)	$8,575		$9,123	$11,567		$8,606		$8,746		$9,039
Ratio of expenses to average net assets
Before fee waiver	1.79	%(c)	1.70%	1.78%		1.84%		2.23%		2.05%
After fee waiver	1.79	%(c)	1.70%	1.78%		1.84%		2.23%		2.05%
Ratio of net investment income to average net assets
Before fee waiver	(0.06	)%(c)	(0.49)%	(0.89)%		(0.72)%		(0.74)%		(0.53)%
After fee waiver	(0.06	)%(c)	(0.49)%	(0.89)%		(0.72)%		(0.74)%		(0.53)%
Portfolio turnover rate	15	%(b)	47%	56%		69%		24%		119%

(a)	Based on the average daily number of shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(1)	Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value.

CCM Small/Mid-Cap Impact Value Fund – Advisor Class

CCM Small/Mid-Cap Impact Value Fund	For the Six-Month Period Ended December 31, 2022 (Unaudited)		For the Fiscal Year Ended June 30, 2022		For the Fiscal Year Ended June 30, 2021		For the Fiscal Year Ended June 30, 2020		For the Fiscal Year Ended June 30, 2019		For the Fiscal Year Ended June 30, 2018
Net Asset Value, Beginning of Period/Year	$15.39		$16.88		$11.49		$17.65		$23.23		$24.13
Investment Operations: Net investment Income (loss)(a)	0.10		0.01		0.02		0.09		0.08		(0.23)
Net realized and unrealized gain (loss) on investments	0.21		(1.50)		5.55		(4.91)		0.12		3.03
Total from investment operations	0.31		(1.49)		5.57		(4.82)		0.20		2.80
Distributions from:
Net investment income	(0.13)		—		(0.18)		(0.34)		—		—
Net capital gains	—		—		—		(1.00)		(5.78)		(3.70)
Total distributions	(0.13)		—		(0.18)		(1.34)		(5.78)		(3.70)
Net Asset Value, End of Period/Year	$15.57		$15.39		$16.88		$11.49		$17.65		$23.23
Total return	1.98	%(c)	(8.83)%		48.79	%(1)	(30.04	)%(1)	3.17	%(1)	12.07	%(1)
Ratios/Supplemental Data
Net assets, end of period/year (in 000s)	$5,194		$5,527		$6,639		$5,890		$9,176		$4,737
Ratio of expenses to average net assets
Before fee waiver	2.47	%(b)(d)	2.43	%(b)	2.55	%(b)	2.38	%(b)	2.84	%(b)	2.44%
After fee waiver	1.56	%(b)(d)	1.55	%(b)	1.55	%(b)	1.55	%(b)	2.65	%(b)	2.44%
Ratio of net investment income to average net assets
Before fee waiver	0.34	%(b)(d)	(0.82	)%(b)	(0.87	)%(b)	(0.28	)%(b)	0.28	%(b)	(0.99)%
After fee waiver	1.25	%(b)(d)	0.06	%(b)	0.13	%(b)	0.55	%(b)	0.47	%(b)	(0.99)%
Portfolio turnover rate	16	%(c)	49%		96%		117%		111%		122%

(a)	Based on the average daily number of shares outstanding during the period.
(b)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.
(c)	Not annualized.
(d)	Annualized.
(1)	Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. As of September 30, 2018 the Fund no longer charges a sales charge.

CCM Small/Mid-Cap Impact Value Fund – Institutional Class

CCM Small/Mid-Cap Impact Value Fund	For the Six-Month Period Ended December 31, 2022 (Unaudited)		For the Fiscal Year Ended June 30, 2022		For the Fiscal Year Ended June 30, 2021		For the Fiscal Year Ended June 30, 2020		For the Fiscal Year Ended June 30, 2019		For the Fiscal Year Ended June 30, 2018
Net Asset Value, Beginning of Period/Year	$17.04		$18.63		$12.67		$19.36		$24.83		$25.49
Investment Operations: Net investment Income (loss)(a)	0.14		0.06		0.06		0.13		0.15		(0.19)
Net realized and unrealized gain (loss) on investments	0.22		(1.65)		6.12		(5.41)		0.16		3.23
Total from investment operations	0.36		(1.59)		6.18		(5.28)		0.31		3.04
Distributions from:
Net investment income	(0.13)		—		(0.22)		(0.41)		—		—
Net capital gains	—		—		—		(1.00)		(5.78)		(3.70)
Total distributions	(0.13)		—		(0.22)		(1.41)		(5.78)		(3.70)
Net Asset Value, End of Period/Year	$17.27		$17.04		$18.63		$12.67		$19.36		$ 24.83
Total return	2.11	%(c)	(8.53)%		49.10	%(1)	(29.89	)%(1)	3.47	%(1)	12.39	%(1)
Ratios/Supplemental Data
Net assets, end of period/year (in 000s)	$11,315		$11,230		$12,552		$12,699		$10,811		$ 9,747
Ratio of expenses to average net assets
Before fee waiver	2.22	%(b)(d)	2.18	%(b)	2.30	%(b)	2.13	%(b)	2.58	%(b)	2.19%
After fee waiver	1.31	%(b)(d)	1.30	%(b)	1.30	%(b)	1.30	%(b)	2.39	%(b)	2.19%
Ratio of net investment income to average net assets
Before fee waiver	0.60	%(b)(d)	(0.57	)%(b)	(0.62	)%(b)	(0.03	)%(b)	0.53	%(b)	(0.74)%
After fee waiver	1.52	%(b)(d)	0.31	%(b)	0.38	%(b)	0.80	%(b)	0.72	%(b)	(0.74)%
Portfolio turnover rate	16	%(c)	49%		96%		117%		111%		122%

(a) Based on the average daily number of shares outstanding during the period.

(b) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(c) Not annualized.

(d) Annualized.

(1) Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value.

EXHIBIT C

The following table is intended to help you understand the financial performance of the shares of the Predecessor Fund for the periods shown below. Certain information reflects financial results for a single share of the Acquiring Fund. The “Total Return” figure shows how much your investment would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. After the close of business on December 22, 2022, the Acquiring Fund acquired all of the assets and liabilities of the Predecessor Fund, in exchange for shares of the Acquiring Fund. Accordingly, the Acquiring Fund is the successor to the Predecessor Fund and has carried forward the historic performance and financial statements of the Predecessor Fund. This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report and the Predecessor Fund’s financial statements (which have been adopted by the Acquiring Fund) are included in the annual report of the Predecessor Fund for the fiscal year ended August 31, 2022, which is available upon request. Information derived from the financial statements for period February 28, 2023 has not been audited.

	Period Ended February 28, 2023	For the Year Ended August 31, 2022	For the Period Ended August 31, 2021(1)
PER SHARE DATA:
Net asset value, beginning of period	$24.80	$27.82	$25.00

Income from investment operations:
Net investment income(2)	0.04	0.20	0.02
Net realized and unrealized gains (losses) on investments	1.25	(3.10)	2.80
Total from investment operations	1.29	(2.90)	2.82

Less Distributions
Dividends from net investment income	(0.15)	(0.10)	—
Dividends from net realized gains	—	(0.02)	—
Total distributions	(0.15)	(0.12)	—
Net asset value, end of period	$25.94	$24.80	$27.82
Market value, end of period	$25.98	$24.83	$27.91

TOTAL RETURN ON NET ASSET VALUE(3)	5.20%	-10.50%	11.23%(5)
TOTAL RETURN ON MARKET PRICE(4)	5.23%	-10.63%	11.56%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$43.84	$42.53	$37.29
Ratio of expenses to average net assets:
Before expense reimbursement	0.95%(6)	0.95%	0.95%(6)
After expense reimbursement	0.85%(6)	0.85%	0.85%(6)
Ratio of net investment loss to average net assets	0.34%(6)	0.74%	0.19%(6)
Portfolio turnover rate(7)	136%(5)	290%	180%(5)

(1)	Inception date of the Fund was March 15, 2021.
(2)	Per share data calculated using average shares outstanding method.
(3)	Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

C-1

(5)	Not annualized.
(6)	Annualized.
(7)	Excludes effect of in-kind transfers.

C-2

STATEMENT OF ADDITIONAL INFORMATION

For the Reorganization of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund,
each a Series of Quaker Investment Trust

Into

the Hennessy Stance ESG ETF,
a Series of Hennessy Funds Trust

_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Proxy Statement/Prospectus dated August 25, 2023, relating to the Special Meeting of Shareholders of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund,” and together, the “Target Funds”), each a series of Quaker Investment Trust (“QIT”), to be held on October 24, 2023, at the offices of QIT at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324. The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the Target Funds would be reorganized into the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust. Pursuant to the Agreement and Plan of Reorganization, all of the assets of each of the Target Funds will be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund plus cash in lieu of fractional shares of the Acquiring Fund, which will be distributed pro rata by the Target Funds to their respective shareholders. The Acquiring Fund will manage the assets of the Target Funds pursuant to the investment strategy the Acquiring Fund was operating under prior to the Reorganizations and will assume all of the Target Funds’ respective liabilities.

Shares of the Acquiring Fund are listed on NYSE Arca, Inc. under the ticker symbol STNC.

Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission, may be obtained, without charge, by writing to QIT at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324, by calling the Target Funds at (888) 272-0007, or over the Internet at www.ccminvests.com.

TABLE OF CONTENTS

INTRODUCTION	2
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	2
ADDITIONAL INFORMATION ABOUT THE TARGET FUNDS	2
SUPPLEMENTAL FINANCIAL INFORMATION	2

i

INTRODUCTION

This Statement of Additional Information (this “SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated August 25, 2023 (the “Proxy Statement/Prospectus”), relating to the proposed reorganizations (each, a “Reorganization” and together, the “Reorganizations”) of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund,” and together, the “Target Funds”), each a series of Quaker Investment Trust (QIT), into the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust. The Proxy Statement/Prospectus has been sent to the shareholders of the Target Funds in connection with the solicitation of proxies to be voted at the special meeting of stockholders of the Target Funds to be held on October 24, 2023.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this SAI, which means that they are legally considered to be a part of this SAI:

●	Statement of Additional Information of the Acquiring Fund, as amended and restated May 8, 2023, filed with the SEC on May 8, 2023.

●	Annual Report to Shareholders for the predecessor fund to the Acquiring Fund for the fiscal year ended August 31, 2022, containing audited financial statements, as amended and restated, filed with the SEC on March 14, 2023.

●	Semi-Annual Report to Shareholders for the Acquiring Fund for the six months ended February 28, 2023, filed with the SEC on May 3, 2023.

ADDITIONAL INFORMATION ABOUT THE TARGET FUNDS

The following documents have been filed with the SEC and are incorporated by reference into this SAI, which means that they are legally considered to be a part of this SAI:

●	Statement of Additional Information of the Target Funds, dated October 28, 2022, as supplemented to date, filed with the SEC on October 28, 2022.

●	Annual Report to Shareholders for the Target Funds for the fiscal year ended June 30, 2022, containing audited financial statements, filed with the SEC on September 8, 2022.

●	Semi-Annual Report to Shareholders for the Target Funds for the six months ended December 31, 2022, filed with the SEC on March 9, 2023.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Acquiring Fund and the Target Funds, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganizations is included in the “Comparison Fee Tables and Examples” section in the Proxy Statement/Prospectus.

 2

 The Reorganizations will not result in a material change to the Target Funds’ respective investment portfolios due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments of the Target Funds modified to show the effects of such change is not required and is not included.

The Acquiring Fund is permitted to hold indefinitely the portfolio securities transferred to the Acquiring Fund from the Target Funds (“acquired securities”) unless an acquired security violates the investment limitations of the Acquiring Fund (the Acquiring Fund is not aware of any acquired securities that would violate its investment limitations). The Acquiring Fund may sell acquired securities in the ordinary course of business in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategy or to meet redemption requests. Therefore, the Acquiring Fund will not dispose of the securities held by a Target Fund in connection with the Reorganization to align the securities portfolio of such Target Fund with the securities portfolio of the Acquiring Fund. That said, following the Reorganization the Acquiring Fund will sell acquired securities in the ordinary course of business in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategy or to meet redemption requests.

The Acquiring Fund will be the surviving fund of the Reorganizations for accounting purposes. There are no material differences in the accounting, valuation and tax policies of the Target Funds as compared to those of the Acquiring Fund.

 3